UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7043

Name of Registrant: Vanguard Admiral Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2010 – August 31, 2011

Item 1: Reports to Shareholders

Annual Report | August 31, 2011

Vanguard Money Market Funds

Vanguard Prime Money Market Fund
Vanguard Federal Money Market Fund
Vanguard AdmiralTM Treasury Money Market Fund

> For the 12 months ended August 31, 2011, the Vanguard Money Market Funds earned near-zero returns.

> Money market yields have remained negligible because of the Federal Reserve’s ongoing low-interest-rate policy.

> The three Vanguard funds posted slightly positive returns, while the average return of peer-group funds was 0%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Prime Money Market Fund.	9
Federal Money Market Fund.	32
Admiral Treasury Money Market Fund.	43
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangement.	56
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2011

	7-Day SEC	Total
	Yields	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.03%	0.06%
Institutional Shares	0.11	0.17
Money Market Funds Average		0.00
Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard Federal Money Market Fund	0.01%	0.02%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard Admiral Treasury Money Market Fund	0.01%	0.02%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

1

Chairman’s Letter

Dear Shareholder,

Money market funds over the past 12 months have once again generated negligible returns. Yields of the Vanguard Money Market Funds continued to hover barely above zero as the Federal Reserve held short-term interest rates between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Although it is small comfort, the funds’ advisor, Vanguard Fixed Income Group, has successfully navigated this challenging environment. Our funds’ returns, although tiny, were higher than the 0% average return of their peers.

Just as important, our money market funds followed their mandate to invest in very high-credit-quality securities, thus preserving our shareholders’ principal. Throughout the fiscal year, our three money market funds maintained a net asset value of $1 per share, as is expected but not guaranteed. On August 31, the Prime Money Market Fund’s 7-day SEC yield was 0.03% for Investor Shares, down from 0.07% six months earlier. As expected, the other funds’ yields were even lower.

As I mentioned in our last report to you, U.S. money market funds continue to implement changes required by the Securities and Exchange Commission (SEC) in reaction to the financial crisis of 2008. Besides shortening their average

2

maturity from 90 days to 60 days—which can reduce yields but enhance fund liquidity—money market funds are now posting their holdings five business days after the end of each month on their websites. In addition, the SEC is now posting funds’ “shadow net asset values” at month-end on its own site, with a 60-day delay. Shadow NAVs reflect the typically very minute differences between the amortized cost and the market prices of fund investments.

We have supported these enhancements to transparency and quality. As federal policymakers consider additional changes, Vanguard has been providing research and comments. These developments have not affected the high standards for credit quality and liquidity that we have always applied. We continue to believe that money market funds play an important role in our investors’ portfolios, as well as in the U.S. marketplace and economy.

Treasuries rallied as risk aversion returned
While the yields of money market instruments hovered near zero, bond yields rose (and prices declined) in the first half of the 12-month period as the prospect of improved economic growth and inflationary pressures set the bond market’s tone. Corporate bonds outperformed U.S. Treasury securities.

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	-0.97	0.79

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

among the market’s best performers. For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and then weakness. During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced as leaders by defensive sectors such as utilities and consumer staples.

Maintaining high credit quality is a critical consideration
Since the Federal Reserve lowered short-term rates to historic lows nearly three years ago, money market fund

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
Prime Money Market Fund	0.23%	0.09%	0.40%
Federal Money Market Fund	0.22	—	0.29
Admiral Treasury Money Market Fund	0.14	—	0.21

The fund expense ratios shown are from the prospectus dated December 23, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the funds’ expense ratios were: for the Prime Money Market Fund, 0.20% for Investor Shares and 0.09% for Institutional Shares; for the Federal Money Market Fund, 0.19%; for the Admiral Treasury Money Market Fund, 0.11%. The expense ratios for the Federal Money Market Fund and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratios were: for the Federal Money Market Fund, 0.20%; for the Admiral Treasury Money Market Fund, 0.12%.

Peer groups are: for the Prime Money Market Fund, Money Market Funds; for the Federal Money Market Fund, Government Money Market Funds; for the Admiral Treasury Money Market Fund, U.S. Treasury Money Market Funds.

4

yields have fallen to almost nothing. Yields for our three money market funds were a hairsbreadth above zero for the 12 months ended August 31, 2011. Even so, the funds’ returns outpaced the 0% results of their benchmarks and peer-group averages.

At the end of the period, both the Admiral Treasury and Federal Money Market Funds posted a 7-day SEC yield of 0.01%. (These funds have been closed to new investors since 2009.) The Investor Shares of the Prime Money Market Fund yielded 0.03%, while the Institutional Shares, because of their lower expense ratio, yielded 0.11%. Returns for the 12 months were marginally higher.

In this environment, our advisor sought to produce as much income as possible consistent with the funds’ mandate of investing only in very high-quality instruments.

In fact, many investors these days are more concerned about credit quality than they are about the low returns produced by all money market funds—after all, fund advisors can’t control market interest rates, but they can control the nature of the securities the fund owns. Every potential holding—particularly for the Prime Money Market Fund, which invests in corporate and government securities—is thoroughly reviewed by a team of experienced credit analysts.

Total Returns
Ten Years Ended August 31, 2011

Average
Annual Return
Prime Money Market Fund Investor Shares	2.09%
Money Market Funds Average	1.59
Money Market Funds Average: Derived from data provided by Lipper Inc.
Federal Money Market Fund	2.02%
Government Money Market Funds Average	1.57
Government Money Market Funds Average: Derived from data provided by Lipper Inc.
Admiral Treasury Money Market Fund	1.95%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	1.43
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

5

The advisor focused on securities issued by higher-rated sources
In recent months, the financial straits of some European governments have led to questions about the impact on money market funds that hold securities issued by banks and other borrowers in the regions. As of August 31, the Prime Money Market Fund had no direct exposure to instruments from issuers based in Greece, Ireland, Italy, Portugal, or Spain—Eurozone countries that, as the daily headlines proclaim, are under intense fiscal pressures. Indeed, the fund has had no such exposure for more than a year.

Most of the fund’s foreign investments are in securities issued by Australian banking institutions. Also represented are issuers from Canada, the United Kingdom, and non-euro countries in Scandinavia. The portfolio owns some securities from creditworthy banks in two Eurozone countries, Luxembourg and the Netherlands. It does not hold any securities from banks based in France or Germany, which have significant exposure to bonds of some of the most distressed Eurozone governments.

On August 31, about half of the Prime Money Market Fund’s assets were invested in U.S. Treasury bills and other U.S. government obligations.

About 24% of its assets were in dollar-denominated certificates of deposit issued mostly by Canadian, Australian, and non-euro European banks. A bit more than 20% of assets were invested in

Changes in Yields

		7-Day SEC Yield
	August 31,	August 31,
	2011	2010
Prime Money Market Fund
Investor Shares	0.03%	0.13%
Institutional Shares	0.11	0.26
Federal Money Market Fund	0.01	0.05
Admiral Treasury Money Market Fund	0.01	0.02

6

commercial paper issued by a wide range of industrial, financial, and governmental institutions across the globe. The portfolio also included a small allocation to U.S. municipal securities.

At the end of the fiscal year, the Admiral Treasury Money Market Fund was invested solely in U.S. Treasury securities, while the Federal Money Market Fund was invested mostly in obligations issued by agencies of the federal government, with the remainder of assets invested in U.S. Treasury bills.

A prudent approach for lean times
When will short-term interest rates emerge from the cellar? No one knows for sure. Predicting their future direction is always an uncertain enterprise, although the Federal Reserve foresees an extended period of rock-bottom rates for money market securities.

In the meantime, Vanguard will continue to manage its money market funds conservatively, with a constant focus on maintaining high credit quality. To that end, the credit analysts in Vanguard Fixed Income Group continually evaluate not only prospective investments but also securities that the portfolio already owns, and they recommend repositioning when warranted.

Balance and diversification for the short and long term
We’re confident that money market funds will remain a key part of the investment landscape, providing investors with a reliable source of stability and liquidity. Their utility is unquestioned, whether serving as a vehicle for investing short- term reserves or as part of a long-term investment plan.

We trust that your portfolio holds a diversified mix of assets, including money market funds, stocks, and bonds, in a steady allocation that fits your long-term needs and your tolerance for risk. Such a balanced, well-diversified portfolio can help put you on the road toward meeting your investment goals.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2011

7

Advisor’s Report

Throughout the 12 months ended August 31, 2011, the United States continued to struggle under the weight of the deleveraging crisis that has affected everyone from homeowners to overly indebted nations. Consumers were saving more and spending less, leaving business leaders little incentive to hire in the face of sluggish demand.

The Federal Reserve has taken extraordinary measures designed to aid the U.S. economy, most recently by extending its guidance for low interest rates all the way out to 2013. Interest rates have fallen in response, and the Fed is prepared to do more if necessary.

Portfolio adjustments
In 2011, we made some adjustments to the Prime Money Market Fund portfolio. For more than a year, overindebtedness in the European periphery has been significantly affecting the short-term credit markets. In 2010, we stopped purchasing certificates of deposit and commercial paper from banks in Spain, Italy, France, and Germany. In 2011, as the situation became increasingly difficult, we continued to play defense and reduced our exposure throughout the rest of Europe.

The playbook isn’t very different from the one we followed during the depths of the financial crisis: Avoid credits that are under pressure. Invest in diverse, highly liquid assets. Adjust the portfolio’s position in U.S. Treasury and government securities to reflect current conditions.

We have significantly reduced our investment in bank certificates of deposit, most of which was in European credits. While some of those assets have been reallocated into additional Treasury and government securities, others have been diversified into commercial paper issued by names such as Coca-Cola, Pepsi, and Texas Instruments. We also added a number of high-quality asset-backed commercial paper programs, which provide an additional level of portfolio diversification.

The outlook
Demand for Treasuries remains strong amid investor concerns about market volatility and problems overseas. Treasury bill yields are hovering near 0%, with occasional dips into negative territory. With the Fed on hold for the next two years, these yields likely will remain exceptionally low.

Until the housing market begins to show signs of recovery, we expect the supply of agency securities to remain limited. We also expect agency yields to remain close to U.S. Treasury yields because of the agencies’ close ties to the U.S. government.

In the meantime, our approach will remain very conservative, with an emphasis on credit quality and price stability.

David R. Glocke, Principal
Vanguard Fixed Income Group
September 14, 2011

8

Prime Money Market Fund

Fund Profile
As of August 31, 2011

Financial Attributes
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.23%	0.09%
7-Day SEC Yield	0.03%	0.11%
Average Weighted
Maturity	57 days	57 days

Sector Diversification (% of portfolio)
Certificates of Deposit		0.9%
Repurchase Agreements		0.2
U.S. Treasury Bills		20.3
Yankee/Foreign		23.9
Commercial Paper		20.2
U.S. Government Agency Obligations		30.1
Other		4.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated December 23, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratios were 0.20% for Investor Shares and 0.09% for Institutional Shares.

9

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2001, Through August 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Prime Money Market Fund Investor
Shares	0.06%	2.04%	2.09%	$12,294
Citigroup Three-Month U.S. Treasury
Bill Index	0.12	1.69	1.95	12,128

Money Market Funds Average	0.00	1.63	1.59	11,705

Money Market Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Institutional
Shares	0.17%	2.18%	2.26%	$6,255,143
Citigroup Three-Month U.S. Treasury Bill
Index	0.12	1.69	1.95	6,063,991
Institutional Money Market Funds Average	0.06	1.90	1.94	6,061,529

See Financial Highlights for dividend information.

10

Prime Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2001, Through August 31, 2011

		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2002	2.09%	1.40%
2003	1.12	0.60
2004	0.83	0.39
2005	2.31	1.68
2006	4.38	3.69
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
7-day SEC yield (8/31/2011): 0.03%
Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.08%	2.21%	2.15%
Institutional Shares	10/3/1989	0.20	2.36	2.33

11

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (50.8%)
2	Fannie Mae Discount Notes	0.065%	9/12/11	812,000	811,984
2	Fannie Mae Discount Notes	0.150%	9/13/11	71,600	71,596
2	Fannie Mae Discount Notes	0.085%	9/14/11	30,000	29,999
2	Fannie Mae Discount Notes	0.050%–0.060%	9/21/11	301,500	301,491
2	Fannie Mae Discount Notes	0.085%	9/22/11	240,600	240,588
2	Fannie Mae Discount Notes	0.120%	10/5/11	20,500	20,498
2	Fannie Mae Discount Notes	0.160%	10/6/11	200,000	199,969
2	Fannie Mae Discount Notes	0.060%–0.160%	10/12/11	572,809	572,732
2	Fannie Mae Discount Notes	0.075%–0.190%	10/19/11	613,500	613,399
2	Fannie Mae Discount Notes	0.160%	10/20/11	25,000	24,995
2	Fannie Mae Discount Notes	0.150%	10/21/11	1,500,000	1,499,688
2	Fannie Mae Discount Notes	0.170%	10/25/11	1,000,000	999,745
2	Fannie Mae Discount Notes	0.120%–0.170%	10/26/11	588,507	588,364
2	Fannie Mae Discount Notes	0.150%–0.160%	11/7/11	260,300	260,225
2	Fannie Mae Discount Notes	0.060%–0.080%	11/9/11	95,186	95,173
2	Fannie Mae Discount Notes	0.070%	11/16/11	84,667	84,654
2	Federal Home Loan Bank Discount Notes	0.050%–0.180%	9/21/11	342,806	342,774
2	Federal Home Loan Bank Discount Notes	0.060%	9/23/11	285,000	284,990
2	Federal Home Loan Bank Discount Notes	0.055%–0.140%	9/28/11	1,778,600	1,778,464
2	Federal Home Loan Bank Discount Notes	0.070%	9/30/11	101,238	101,232
2	Federal Home Loan Bank Discount Notes	0.055%–0.120%	10/5/11	248,400	248,384
2	Federal Home Loan Bank Discount Notes	0.040%–0.150%	10/14/11	1,513,890	1,513,735
2	Federal Home Loan Bank Discount Notes	0.075%–0.190%	10/19/11	357,750	357,674
2	Federal Home Loan Bank Discount Notes	0.075%–0.190%	10/21/11	1,230,915	1,230,746
2	Federal Home Loan Bank Discount Notes	0.120%–0.160%	10/26/11	350,000	349,921
2	Federal Home Loan Bank Discount Notes	0.120%–0.145%	11/2/11	200,000	199,952
2	Federal Home Loan Bank Discount Notes	0.060%–0.080%	11/4/11	1,318,277	1,318,121
2	Federal Home Loan Bank Discount Notes	0.080%	11/14/11	255,000	254,958
[2,3]	Federal Home Loan Banks	0.173%	1/9/12	593,000	592,932
[2,3]	Federal Home Loan Banks	0.185%	1/23/12	425,000	424,958
[2,3]	Federal Home Loan Banks	0.184%	1/26/12	405,000	404,951
[2,3]	Federal Home Loan Banks	0.151%	2/1/12	750,000	749,899
[2,3]	Federal Home Loan Banks	0.157%	2/3/12	122,000	121,984
[2,3]	Federal Home Loan Banks	0.162%	2/3/12	484,000	483,939
[2,3]	Federal Home Loan Mortgage Corp.	0.168%	12/16/11	515,000	514,940
[2,3]	Federal Home Loan Mortgage Corp.	0.163%	12/21/11	1,500,000	1,499,770

12

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
[2,3]	Federal Home Loan Mortgage Corp.	0.168%	2/16/12	470,400	470,309
[2,3]	Federal Home Loan Mortgage Corp.	0.157%	8/24/12	2,515,000	2,513,818
[2,3]	Federal Home Loan Mortgage Corp.	0.151%	2/4/13	1,000,000	999,272
[2,3]	Federal Home Loan Mortgage Corp.	0.173%	3/21/13	907,000	906,288
[2,3]	Federal Home Loan Mortgage Corp.	0.155%	5/6/13	980,000	979,208
[2,3]	Federal Home Loan Mortgage Corp.	0.142%	6/3/13	950,000	949,326
[2,3]	Federal Home Loan Mortgage Corp.	0.160%	6/17/13	83,000	82,925
[2,3]	Federal National Mortgage Assn.	0.235%	8/23/12	1,455,500	1,455,068
[2,3]	Federal National Mortgage Assn.	0.240%	9/17/12	988,000	987,791
[2,3]	Federal National Mortgage Assn.	0.235%	11/23/12	1,772,795	1,772,134
[2,3]	Federal National Mortgage Assn.	0.243%	12/20/12	494,500	494,369
[2,3]	Federal National Mortgage Assn.	0.251%	12/28/12	219,000	218,941
[2,3]	Federal National Mortgage Assn.	0.197%	8/12/13	1,000,000	999,408
2	Freddie Mac Discount Notes	0.150%	9/14/11	79,360	79,356
2	Freddie Mac Discount Notes	0.070%	9/30/11	41,762	41,760
2	Freddie Mac Discount Notes	0.120%	10/5/11	27,000	26,997
2	Freddie Mac Discount Notes	0.050%	10/6/11	50,100	50,098
2	Freddie Mac Discount Notes	0.040%	10/12/11	150,000	149,993
2	Freddie Mac Discount Notes	0.130%–0.160%	10/17/11	182,050	182,014
2	Freddie Mac Discount Notes	0.075%–0.170%	10/24/11	539,300	539,184
2	Freddie Mac Discount Notes	0.170%	10/31/11	489,584	489,445
2	Freddie Mac Discount Notes	0.160%	11/1/11	30,725	30,717
2	Freddie Mac Discount Notes	0.080%	11/2/11	62,300	62,291
2	Freddie Mac Discount Notes	0.070%–0.080%	11/7/11	458,000	457,937
2	Freddie Mac Discount Notes	0.080%–0.150%	11/9/11	331,500	331,439
2	Freddie Mac Discount Notes	0.120%–0.150%	11/14/11	174,529	174,484
	United States Treasury Bill	0.170%	9/1/11	253,120	253,120
	United States Treasury Bill	0.155%	9/8/11	1,000,000	999,970
	United States Treasury Bill	0.135%	9/15/11	600,000	599,969
	United States Treasury Bill	0.150%	9/22/11	1,500,000	1,499,869
	United States Treasury Bill	0.170%	9/29/11	1,500,000	1,499,802
	United States Treasury Bill	0.110%	10/20/11	924,000	923,862
	United States Treasury Bill	0.115%	10/27/11	1,000,000	999,821
	United States Treasury Bill	0.100%–0.115%	11/3/11	3,347,671	3,347,006
	United States Treasury Bill	0.100%	11/25/11	1,345,000	1,344,682
	United States Treasury Bill	0.015%–0.115%	12/1/11	2,000,000	1,999,671
	United States Treasury Bill	0.105%	12/8/11	1,000,000	999,714
	United States Treasury Bill	0.105%	12/15/11	1,750,000	1,749,464
	United States Treasury Bill	0.100%	12/22/11	1,250,000	1,249,611
	United States Treasury Bill	0.095%–0.106%	12/29/11	2,150,000	2,149,288
	United States Treasury Bill	0.080%	1/5/12	1,752,000	1,751,509
	United States Treasury Bill	0.100%	1/26/12	1,500,000	1,499,388
	United States Treasury Bill	0.080%	2/16/12	500,000	499,813
Total U.S. Government and Agency Obligations (Cost $58,000,555)					58,000,555
Commercial Paper (20.3%)
Finance—Auto (1.5%)
	American Honda Finance Corp.	0.150%–0.180%	9/21/11	54,500	54,495
	American Honda Finance Corp.	0.170%–0.180%	10/4/11	121,785	121,765
	American Honda Finance Corp.	0.170%–0.180%	10/5/11	140,000	139,977
	American Honda Finance Corp.	0.190%	10/18/11	27,500	27,493
	American Honda Finance Corp.	0.190%	10/19/11	93,000	92,976
	American Honda Finance Corp.	0.190%	10/20/11	124,000	123,968
	American Honda Finance Corp.	0.180%	10/21/11	49,500	49,488
	American Honda Finance Corp.	0.180%	10/24/11	28,000	27,993

13

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
American Honda Finance Corp.	0.200%	11/3/11	39,500	39,486
American Honda Finance Corp.	0.190%–0.220%	11/14/11	117,100	117,051
Toyota Motor Credit Corp.	0.200%	10/4/11	26,000	25,995
Toyota Motor Credit Corp.	0.280%	11/10/11	12,750	12,743
Toyota Motor Credit Corp.	0.280%	11/16/11	37,000	36,978
Toyota Motor Credit Corp.	0.270%–0.280%	11/18/11	136,000	135,918
Toyota Motor Credit Corp.	0.280%	11/21/11	99,000	98,938
Toyota Motor Credit Corp.	0.280%	11/28/11	99,000	98,932
Toyota Motor Credit Corp.	0.280%	11/29/11	109,000	108,925
Toyota Motor Credit Corp.	0.280%	11/30/11	100,000	99,930
Toyota Motor Credit Corp.	0.341%	1/19/12	116,000	115,847
Toyota Motor Credit Corp.	0.290%	1/20/12	53,000	52,940
Toyota Motor Credit Corp.	0.401%	2/22/12	38,000	37,926
Toyota Motor Credit Corp.	0.401%	2/24/12	111,000	110,783
				1,730,547
Finance—Other (7.2%)
4 Falcon Asset Securitization Co. LLC	0.170%	9/16/11	59,000	58,996
4 Falcon Asset Securitization Co. LLC	0.170%	9/20/11	60,000	59,995
4 Falcon Asset Securitization Co. LLC	0.170%	9/26/11	160,900	160,881
General Electric Capital Corp.	0.190%	9/21/11	100,000	99,989
General Electric Capital Corp.	0.190%	9/26/11	396,000	395,948
General Electric Capital Corp.	0.190%	9/28/11	565,000	564,920
General Electric Capital Corp.	0.160%	10/11/11	197,000	196,965
General Electric Capital Corp.	0.190%	11/18/11	550,000	549,774
General Electric Capital Corp.	0.250%	12/20/11	250,000	249,809
General Electric Capital Corp.	0.250%	12/21/11	250,000	249,807
General Electric Capital Services Inc.	0.200%	10/3/11	168,000	167,970
General Electric Capital Services Inc.	0.170%	10/5/11	42,200	42,193
General Electric Capital Services Inc.	0.200%	10/7/11	200,000	199,960
General Electric Capital Services Inc.	0.160%	11/3/11	124,000	123,965
4 Govco LLC	0.200%	9/7/11	117,000	116,996
4 Govco LLC	0.190%	9/12/11	49,000	48,997
4 Govco LLC	0.190%–0.200%	9/13/11	197,000	196,987
4 Govco LLC	0.190%	9/15/11	198,000	197,985
4 Govco LLC	0.190%	9/19/11	118,000	117,989
4 Govco LLC	0.190%	9/21/11	157,250	157,233
4 Govco LLC	0.190%	9/23/11	50,000	49,994
4 Govco LLC	0.190%	9/26/11	78,500	78,490
4 Govco LLC	0.260%–0.270%	11/4/11	137,250	137,185
4 Govco LLC	0.260%–0.330%	11/14/11	213,600	213,481
4 Govco LLC	0.330%	11/15/11	109,250	109,175
4 Govco LLC	0.335%	11/22/11	92,000	91,930
4 Govco LLC	0.335%–0.340%	11/28/11	373,000	372,692
4 Jupiter Securitization Co. LLC	0.170%	9/8/11	39,000	38,999
4 Jupiter Securitization Co. LLC	0.170%	9/16/11	59,000	58,996
4 Jupiter Securitization Co. LLC	0.170%	9/19/11	54,000	53,995
4 Jupiter Securitization Co. LLC	0.170%	9/20/11	80,000	79,993
4 Jupiter Securitization Co. LLC	0.170%	9/26/11	39,000	38,995
4 Jupiter Securitization Co. LLC	0.170%	10/3/11	59,000	58,991
4 Old Line Funding LLC	0.180%	9/6/11	398,500	398,490
4 Old Line Funding LLC	0.180%	9/7/11	29,000	28,999
4 Old Line Funding LLC	0.170%	9/8/11	99,000	98,997
4 Old Line Funding LLC	0.180%	9/9/11	43,000	42,998
4 Old Line Funding LLC	0.170%	9/12/11	191,017	191,007
4 Old Line Funding LLC	0.170%	9/19/11	30,000	29,997

14

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
4 Old Line Funding LLC	0.170%	9/20/11	160,000	159,986
4 Old Line Funding LLC	0.170%	10/3/11	39,000	38,994
4 Old Line Funding LLC	0.170%	10/4/11	82,500	82,487
4 Old Line Funding LLC	0.170%	10/6/11	55,308	55,299
4 Straight-A Funding LLC	0.160%	9/26/11	15,000	14,998
4 Straight-A Funding LLC	0.160%	9/26/11	98,000	97,989
4 Straight-A Funding LLC	0.160%	9/26/11	17,431	17,429
4 Straight-A Funding LLC	0.160%	9/26/11	70,887	70,879
4 Straight-A Funding LLC	0.160%	10/3/11	127,000	126,982
4 Straight-A Funding LLC	0.160%	10/4/11	40,000	39,994
4 Straight-A Funding LLC	0.160%	10/5/11	108,000	107,984
4 Straight-A Funding LLC	0.160%	10/11/11	50,000	49,991
4 Straight-A Funding LLC	0.160%	10/11/11	17,645	17,642
4 Straight-A Funding LLC	0.160%	10/11/11	85,000	84,985
4 Straight-A Funding LLC	0.160%	10/20/11	100,112	100,090
4 Straight-A Funding LLC	0.190%	11/7/11	100,000	99,965
4 Straight-A Funding LLC	0.190%	11/14/11	197,000	196,923
4 Straight-A Funding LLC	0.190%	11/14/11	260,000	259,899
4 Straight-A Funding LLC	0.190%	11/14/11	154,721	154,661
4 Straight-A Funding LLC	0.190%	11/15/11	172,554	172,486
4 Straight-A Funding LLC	0.190%	11/16/11	94,007	93,969
				8,174,395
Foreign Banks (5.9%)
4 Australia & New Zealand Banking Group, Ltd.	0.311%	10/3/11	297,000	296,918
4 Australia & New Zealand Banking Group, Ltd.	0.280%	10/6/11	150,000	149,959
4 Australia & New Zealand Banking Group, Ltd.	0.250%	11/8/11	96,105	96,060
4 Australia & New Zealand Banking Group, Ltd.	0.250%	11/9/11	120,000	119,943
4 Australia & New Zealand Banking Group, Ltd.	0.230%	12/2/11	183,000	182,892
4 Australia & New Zealand Banking Group, Ltd.	0.351%	2/16/12	247,000	246,597
4 Commonwealth Bank of Australia	0.180%	9/7/11	456,000	455,986
4 Commonwealth Bank of Australia	0.331%	9/14/11	500,000	499,940
4 Commonwealth Bank of Australia	0.180%	10/12/11	250,000	249,949
4 Commonwealth Bank of Australia	0.265%	11/21/11	450,000	449,732
4 Commonwealth Bank of Australia	0.341%	1/30/12	200,000	199,715
4 Commonwealth Bank of Australia	0.346%–0.401%	2/13/12	493,000	492,197
Lloyds TSB Bank PLC	0.218%	9/7/11	440,000	439,984
Rabobank USA Financial Corp.	0.260%	11/4/11	18,975	18,966
4 Westpac Banking Corp.	0.190%	9/6/11	114,100	114,097
4 Westpac Banking Corp.	0.311%	10/6/11	170,000	169,949
4 Westpac Banking Corp.	0.290%	10/21/11	517,000	516,792
4 Westpac Banking Corp.	0.280%	1/12/12	500,000	499,483
4 Westpac Banking Corp.	0.351%	1/30/12	47,450	47,380
4 Westpac Banking Corp.	0.361%	2/3/12	169,370	169,107
4 Westpac Banking Corp.	0.351%–0.361%	2/7/12	831,000	829,701
4 Westpac Banking Corp.	0.371%	2/16/12	499,000	498,138
				6,743,485
Foreign Governments (0.1%)
Banque et Caisse d’Epargne de L’Etat	0.341%	9/20/11	76,000	75,986
Banque et Caisse d’Epargne de L’Etat	0.260%	12/5/11	75,000	74,949
				150,935
Foreign Industrial (2.5%)
4 Nestle Capital Corp.	0.200%	9/1/11	365,000	365,000
4 Nestle Capital Corp.	0.200%	9/6/11	29,000	28,999
4 Nestle Capital Corp.	0.120%	10/11/11	400,375	400,321

15

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
4 Nestle Capital Corp.	0.150%	11/10/11	106,000	105,969
4 Nestle Capital Corp.	0.230%	1/3/12	495,000	494,608
Nestle Finance International Ltd.	0.140%	9/26/11	114,500	114,489
Nestle Finance International Ltd.	0.150%	11/8/11	74,200	74,179
Nestle Finance International Ltd.	0.150%	11/21/11	65,000	64,978
Nestle Finance International Ltd.	0.130%	11/22/11	44,504	44,491
Nestle Finance International Ltd.	0.130%	11/29/11	60,100	60,080
Nestle Finance International Ltd.	0.215%	12/19/11	198,000	197,871
4 Novartis Finance Corp.	0.290%	9/12/11	36,774	36,771
4 Novartis Finance Corp.	0.210%–0.250%	10/11/11	31,650	31,642
4 Novartis Finance Corp.	0.220%	10/12/11	49,500	49,487
4 Novartis Securities Investment Ltd.	0.140%	9/9/11	74,400	74,398
4 Novartis Securities Investment Ltd.	0.100%	9/13/11	37,250	37,249
4 Novartis Securities Investment Ltd.	0.180%	10/11/11	46,000	45,991
4 Novartis Securities Investment Ltd.	0.190%	11/14/11	34,000	33,987
4 Novartis Securities Investment Ltd.	0.190%	11/18/11	61,000	60,975
4 Sanofi	0.140%	9/16/11	171,600	171,590
4 Siemens Capital Co. LLC	0.100%	9/19/11	19,230	19,229
4 Total Capital Canada, Ltd.	0.311%	9/16/11	40,500	40,495
4 Total Capital Canada, Ltd.	0.080%	9/23/11	168,100	168,092
4 Total Capital Canada, Ltd.	0.195%	2/29/12	99,000	98,903
				2,819,794
Industrial (3.1%)
4 Abbott Laboratories	0.090%	9/19/11	49,250	49,248
4 Abbott Laboratories	0.090%	9/26/11	63,000	62,996
General Electric Co.	0.120%	9/12/11	148,000	147,994
4 Johnson & Johnson	0.160%	2/28/12	50,000	49,960
4 Merck & Co Inc.	0.110%	9/7/11	73,800	73,799
4 PepsiCo Inc.	0.080%	9/6/11	27,500	27,500
4 PepsiCo Inc.	0.080%	9/12/11	118,740	118,737
4 PepsiCo Inc.	0.100%	10/3/11	49,500	49,496
4 Procter & Gamble Co.	0.080%	9/19/11	454,000	453,982
4 Procter & Gamble Co.	0.100%	10/5/11	7,750	7,749
4 Procter & Gamble Co.	0.100%	10/7/11	78,750	78,742
4 Procter & Gamble Co.	0.120%	10/12/11	78,000	77,989
4 Procter & Gamble Co.	0.100%–0.110%	10/14/11	90,995	90,984
4 Procter & Gamble Co.	0.110%	10/17/11	384,455	384,401
4 Texas Instruments Inc.	0.120%	10/7/11	117,000	116,986
4 The Coca-Cola Co.	0.150%	9/8/11	204,750	204,744
4 The Coca-Cola Co.	0.150%	9/22/11	141,500	141,488
4 The Coca-Cola Co.	0.150%	10/3/11	78,000	77,990
4 The Coca-Cola Co.	0.130%–0.150%	10/4/11	176,000	175,977
4 The Coca-Cola Co.	0.120%	10/12/11	72,225	72,215
4 The Coca-Cola Co.	0.120%	10/13/11	39,320	39,314
4 The Coca-Cola Co.	0.150%	11/1/11	98,950	98,925
4 The Coca-Cola Co.	0.150%	11/7/11	53,500	53,485
4 The Coca-Cola Co.	0.150%	11/8/11	53,000	52,985
4 The Coca-Cola Co.	0.130%	11/23/11	160,440	160,392
4 Wal-Mart Stores, Inc.	0.190%	9/13/11	265,000	264,983
4 Wal-Mart Stores, Inc.	0.190%	9/15/11	471,000	470,965
				3,604,026
Total Commercial Paper (Cost $23,223,182)				23,223,182

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Certificates of Deposit (25.0%)
Domestic Banks (0.9%)
Branch Banking & Trust Co.	0.150%	9/19/11	160,000	160,000
Branch Banking & Trust Co.	0.150%	9/20/11	60,000	60,000
Branch Banking & Trust Co.	0.150%	9/22/11	175,000	175,000
Branch Banking & Trust Co.	0.160%	9/22/11	275,000	275,000
Branch Banking & Trust Co.	0.170%	10/3/11	109,000	109,000
Branch Banking & Trust Co.	0.210%	10/5/11	300,000	300,000
				1,079,000
Eurodollar Certificates of Deposit (9.2%)
Australia & New Zealand Banking Group, Ltd.	0.320%	10/5/11	495,000	495,000
Australia & New Zealand Banking Group, Ltd.	0.320%	10/6/11	496,000	496,000
Australia & New Zealand Banking Group, Ltd.	0.310%	10/18/11	300,000	300,008
Australia & New Zealand Banking Group, Ltd.	0.290%	10/21/11	250,000	250,000
Australia & New Zealand Banking Group, Ltd.	0.280%	11/4/11	247,000	247,000
Australia & New Zealand Banking Group, Ltd.	0.350%	2/9/12	250,000	250,000
Bank of Nova Scotia	0.240%	11/28/11	68,000	68,000
Commonwealth Bank of Australia	0.230%	12/12/11	200,000	200,000
Commonwealth Bank of Australia	0.380%	2/23/12	700,000	700,000
DNB NOR Bank ASA (London Branch)	0.195%	10/12/11	1,200,000	1,200,007
HSBC Bank PLC	0.340%	9/19/11	500,000	500,000
HSBC Bank PLC	0.330%	10/3/11	450,000	450,000
HSBC Bank PLC	0.320%	10/6/11	495,000	495,000
HSBC Bank PLC	0.300%	10/11/11	500,000	500,000
HSBC Bank PLC	0.310%	10/17/11	493,000	493,000
HSBC Bank PLC	0.285%	11/9/11	349,000	349,003
National Australia Bank Ltd.	0.330%	9/2/11	245,000	245,000
National Australia Bank Ltd.	0.275%	12/2/11	780,000	780,000
National Australia Bank Ltd.	0.320%	12/29/11	240,000	240,000
National Australia Bank Ltd.	0.320%	1/12/12	1,000,000	1,000,000
National Australia Bank Ltd.	0.400%	2/16/12	750,000	750,000
National Australia Bank Ltd.	0.400%	2/17/12	445,000	445,000
				10,453,018
Yankee Certificates of Deposit (14.9%)
Abbey National Treasury Services PLC
(US Branch)	0.420%	9/7/11	360,000	360,000
Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.250%	11/17/11	99,000	99,000
Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.220%	12/13/11	35,000	35,000
Bank of Montreal (Chicago Branch)	0.190%	9/28/11	430,000	430,000
Bank of Montreal (Chicago Branch)	0.190%	9/30/11	150,000	150,000
Bank of Montreal (Chicago Branch)	0.200%	11/7/11	1,137,000	1,137,000
Bank of Montreal (Chicago Branch)	0.250%	11/15/11	397,000	397,000
Bank of Montreal (Chicago Branch)	0.250%	11/22/11	180,000	180,000
Bank of Nova Scotia (Houston Branch)	0.190%	9/6/11	14,000	14,000
Bank of Nova Scotia (Houston Branch)	0.180%	9/9/11	315,000	315,000
Bank of Nova Scotia (Houston Branch)	0.240%	11/7/11	400,000	400,000
Bank of Nova Scotia (Houston Branch)	0.250%	11/8/11	1,000,000	1,000,000
Bank of Nova Scotia (Houston Branch)	0.235%	11/18/11	600,000	599,994
Bank of Nova Scotia (Houston Branch)	0.260%	11/22/11	420,000	420,000
Bank of Nova Scotia (Houston Branch)	0.250%	12/16/11	150,000	150,000
Bank of Nova Scotia (Houston Branch)	0.250%	12/20/11	280,000	280,000

17

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Credit Suisse (New York Branch)	0.260%	10/26/11	200,000	200,000
DNB NOR Bank ASA (New York Branch)	0.300%	11/28/11	500,000	500,000
Lloyds TSB Bank PLC (New York Branch)	0.300%	11/28/11	330,000	330,000
Lloyds TSB Bank PLC (New York Branch)	0.300%	11/30/11	500,000	500,000
Nordea Bank Finland PLC (New York Branch)	0.290%	11/2/11	300,000	300,000
Nordea Bank Finland PLC (New York Branch)	0.310%	11/30/11	500,000	500,000
Nordea Bank Finland PLC (New York Branch)	0.250%	12/6/11	300,000	300,000
Nordea Bank Finland PLC (New York Branch)	0.240%	12/9/11	44,000	44,000
Nordea Bank Finland PLC (New York Branch)	0.280%	1/11/12	640,000	640,000
Rabobank Nederland NV (New York Branch)	0.350%	9/1/11	645,000	645,000
Rabobank Nederland NV (New York Branch)	0.350%	9/16/11	420,000	420,000
Rabobank Nederland NV (New York Branch)	0.340%	10/6/11	175,000	175,000
Rabobank Nederland NV (New York Branch)	0.270%	11/9/11	800,000	800,000
Royal Bank of Canada (New York Branch)	0.320%	9/14/11	495,000	495,000
Royal Bank of Canada (New York Branch)	0.280%	10/11/11	300,000	300,000
Royal Bank of Canada (New York Branch)	0.250%	12/20/11	600,000	600,000
Royal Bank of Canada (New York Branch)	0.350%	2/22/12	492,000	492,000
Royal Bank of Scotland PLC (Connecticut Branch)	0.240%	10/3/11	200,000	200,000
Svenska Handelsbanken (New York Branch)	0.195%	9/7/11	300,000	300,000
Svenska Handelsbanken (New York Branch)	0.300%	11/1/11	250,000	250,000
Svenska Handelsbanken (New York Branch)	0.300%	11/3/11	270,000	270,000
Svenska Handelsbanken (New York Branch)	0.310%	11/30/11	500,000	500,000
Toronto Dominion Bank (New York Branch)	0.170%	9/1/11	297,500	297,500
Toronto Dominion Bank (New York Branch)	0.330%	9/6/11	197,000	197,000
Toronto Dominion Bank (New York Branch)	0.330%	9/6/11	178,000	178,000
Toronto Dominion Bank (New York Branch)	0.330%	9/9/11	75,000	75,000
Toronto Dominion Bank (New York Branch)	0.280%	10/20/11	247,000	247,000
Toronto Dominion Bank (New York Branch)	0.240%	12/1/11	297,500	297,500
Toronto Dominion Bank (New York Branch)	0.350%	2/15/12	297,000	297,000
Westpac Banking Corp. (New York Branch)	0.230%	12/7/11	200,000	200,000
Westpac Banking Corp. (New York Branch)	0.360%	2/9/12	496,000	496,000
				17,012,994
Total Certificates of Deposit (Cost $28,545,012)				28,545,012
Repurchase Agreements (0.2%)
Barclays Capital Inc.
(Dated 8/31/11, Repurchase Value
$10,000,000, collateralized by U.S.
Treasury Note/Bond 4.500%, 8/15/39)	0.040%	9/1/11	10,000	10,000
Credit Suisse Securities (USA) LLC
(Dated 8/31/11, Repurchase Value
$50,000,000, collateralized by U.S.
Treasury Note/Bond 3.625%, 8/15/19)	0.050%	9/1/11	50,000	50,000
RBC Capital Markets LLC
(Dated 8/31/11, Repurchase Value
$10,000,000, collateralized by U.S.
Treasury Note/Bond 0.500%, 8/15/14)	0.050%	9/1/11	10,000	10,000
RBC Capital Markets LLC
(Dated 8/31/11, Repurchase Value
$71,640,000, collateralized by U.S.
Treasury Note/Bond 0.500%, 8/15/14)	0.100%	9/1/11	71,640	71,640

18

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
RBS Securities, Inc.
(Dated 8/31/11, Repurchase Value
$30,000,000, collateralized by U.S.
Treasury Note/Bond 0.625%, 6/30/12)	0.060%	9/1/11	30,000	30,000
Total Repurchase Agreements (Cost $171,640)				171,640

			Shares
Money Market Fund (1.3%)
5 Vanguard Municipal Cash Management Fund
(Cost $1,460,019)	0.170%		1,460,019,065	1,460,019

			Face
			Amount
			($000)
Tax-Exempt Municipal Bonds (3.1%)
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Akron General
Health System) VRDO	0.160%	9/7/11	19,500	19,500
Arizona Health Facilities Authority Revenue
(Banner Health) VRDO	0.170%	9/7/11	35,400	35,400
Arizona Health Facilities Authority Revenue
(Banner Health) VRDO	0.170%	9/7/11	39,315	39,315
Ascension Parish LA Industrial Development
Board Revenue (IMTT-Geismar Project) VRDO	0.170%	9/7/11	79,000	79,000
Bi-State Development Agency of the
Missouri-Illinois Metropolitan District VRDO	0.210%	9/7/11	29,800	29,800
Birmingham AL Public Educational Building
Student Housing Revenue (University of
Alabama at Birmingham Project) VRDO	0.210%	9/7/11	16,575	16,575
Board of Regents of the University of Texas
System Revenue Financing System Revenue
VRDO	0.090%	9/7/11	17,425	17,425
Board of Regents of the University of Texas
System Revenue Financing System Revenue
VRDO	0.150%	9/7/11	58,300	58,300
Board of Regents of the University of Texas
System Revenue Financing System Revenue
VRDO	0.150%	9/7/11	95,000	95,000
Boone County KY Pollution Control Revenue
(Duke Energy Kentucky Inc. Project) VRDO	0.140%	9/7/11	19,000	19,000
California Housing Finance Agency
Home Mortgage Revenue VRDO	0.150%	9/7/11	24,520	24,520
California Housing Finance Agency
Home Mortgage Revenue VRDO	0.150%	9/7/11	10,300	10,300
California Statewide Communities Development
Authority Revenue (Redlands Community
Hospital) VRDO	0.150%	9/7/11	22,100	22,100
Cleveland-Cuyahoga County OH Port Authority
Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.170%	9/7/11	24,000	24,000
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.210%	9/7/11	19,200	19,200

19

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Connecticut Health & Educational Facilities
Authority Revenue (Yale University) VRDO	0.110%	9/7/11	35,000	35,000
Curators of the University of Missouri System
Facilities Revenue VRDO	0.170%	9/7/11	62,150	62,150
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.180%	9/7/11	76,100	76,100
District of Columbia Revenue
(George Washington University) VRDO	0.170%	9/7/11	27,560	27,560
District of Columbia Revenue
(Georgetown University) VRDO	0.170%	9/7/11	17,200	17,200
District of Columbia Revenue
(Georgetown University) VRDO	0.170%	9/7/11	7,575	7,575
District of Columbia Revenue
(Washington Drama Society) VRDO	0.200%	9/7/11	20,375	20,375
Fairfax County VA Economic Development
Authority Resource Recovery Revenue
(Lorton Arts Foundation Project) VRDO	0.190%	9/7/11	10,600	10,600
Harris County TX Cultural Education Facilities
Finance Corp. Hospital Revenue (Memorial
Hermann Healthcare System) VRDO	0.170%	9/7/11	42,000	42,000
Harris County TX Cultural Education Facilities
Finance Corp. Medical Facilities Revenue
(Baylor College of Medicine) VRDO	0.160%	9/7/11	42,500	42,500
Idaho Housing & Finance Association
Single Family Mortgage Revenue VRDO	0.170%	9/7/11	16,800	16,800
Idaho Housing & Finance Association
Single Family Mortgage Revenue VRDO	0.190%	9/7/11	29,205	29,205
Illinois Development Finance Authority Revenue
(Chicago Horticultural Society) VRDO	0.190%	9/7/11	16,300	16,300
Illinois Finance Authority Pollution Control
Revenue (Commonwealth Edison Co. Project)
VRDO	0.160%	9/7/11	29,400	29,400
Illinois Finance Authority Revenue
(Carle Foundation) VRDO	0.150%	9/7/11	31,905	31,905
Illinois Finance Authority Revenue
(Carle Healthcare System) VRDO	0.100%	9/7/11	44,665	44,665
Illinois Finance Authority Revenue
(Ingalls Health System) VRDO	0.150%	9/7/11	43,000	43,000
Illinois Finance Authority Revenue
(Little Co. of Mary Hospital &
Health Care Centers) VRDO	0.200%	9/7/11	17,815	17,815
Illinois Finance Authority Revenue
(Museum of Science & Industry) VRDO	0.210%	9/7/11	13,000	13,000
Indiana Development Finance Authority
Educational Facilities Revenue (Indianapolis
Museum of Art Inc. Project) VRDO	0.160%	9/7/11	14,400	14,400
Indiana Educational Facilities Authority Revenue
(Wabash College) VRDO	0.200%	9/7/11	23,940	23,940
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc.
Obligated Group) VRDO	0.200%	9/7/11	22,445	22,445
Indiana Finance Authority Revenue
(Lease Appropriation) VRDO	0.180%	9/7/11	15,075	15,075
Jacksonville FL Capital Project Revenue VRDO	0.260%	9/7/11	26,400	26,400

20

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Kentucky Economic Development Finance
Authority Hospital Revenue (Baptist Healthcare
System Obligated Group) VRDO	0.120%	9/7/11	25,035	25,035
Kentucky Higher Education Student Loan Corp.
Student Loan Revenue VRDO	0.200%	9/7/11	33,235	33,235
Knox County TN Health Educational &
Housing Facilities Board Hospital Facilities
(Covenant Healthcare) VRDO	0.170%	9/7/11	15,690	15,690
Los Angeles CA Wastewater System Revenue
VRDO	0.140%	9/7/11	37,300	37,300
Los Angeles CA Wastewater System Revenue
VRDO	0.160%	9/7/11	20,400	20,400
Los Angeles CA Wastewater System Revenue
VRDO	0.240%	9/7/11	23,200	23,200
Los Angeles CA Wastewater System Revenue
VRDO	0.240%	9/7/11	27,595	27,595
Loudoun County VA Industrial Development
Authority Revenue (Howard Hughes Medical
Institute) VRDO	0.120%	9/7/11	49,365	49,365
Loudoun County VA Industrial Development
Authority Revenue (Howard Hughes Medical
Institute) VRDO	0.130%	9/7/11	18,855	18,855
Louisiana Public Facilities Authority Hospital
Revenue (Franciscan Missionaries) VRDO	0.180%	9/7/11	11,650	11,650
Maine Health & Higher Educational Facilities
Authority Revenue (Bowdoin College) VRDO	0.200%	9/7/11	15,130	15,130
Maryland Health & Higher Educational Facilities
Authority Revenue (Johns Hopkins University)
VRDO	0.130%	9/7/11	30,635	30,635
Maryland Health & Higher Educational Facilities
Authority Revenue (University of Maryland
Medical System) VRDO	0.170%	9/7/11	30,160	30,160
Massachusetts Health & Educational Facilities
Authority Revenue (Bentley College) VRDO	0.150%	9/7/11	21,900	21,900
Massachusetts Health & Educational Facilities
Authority Revenue (Dana Farber Cancer
Institute) VRDO	0.180%	9/7/11	9,015	9,015
Massachusetts Health & Educational Facilities
Authority Revenue (MIT) VRDO	0.150%	9/7/11	19,320	19,320
Metropolitan Atlanta GA Rapid Transportation
Authority Georgia Sales Tax Revenue VRDO	0.150%	9/7/11	43,100	43,100
Miami-Dade County FL Special Obligation
Revenue (Juvenile Courthouse Project) VRDO	0.140%	9/7/11	25,350	25,350
Michigan Higher Education Facilities Authority
Revenue (Albion College) VRDO	0.220%	9/7/11	13,000	13,000
Michigan Hospital Finance Authority Revenue
(Henry Ford Health System) VRDO	0.160%	9/7/11	32,925	32,925
Middletown OH Hospital Facilities Revenue
(Atrium Medical Center) VRDO	0.170%	9/7/11	22,000	22,000
Minneapolis & St. Paul MN Housing &
Redevelopment Authority Health Care System
Revenue (Allina Health System) VRDO	0.150%	9/7/11	15,000	15,000
Missouri Health & Educational Facilities Authority
Health Facilities Revenue (BJC Health System)
VRDO	0.170%	9/7/11	18,000	18,000

21

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Missouri Health & Educational Facilities Authority
Health Facilities Revenue (SSM Health Care)
VRDO	0.130%	9/7/11	83,775	83,775
New Jersey Health Care Facilities Financing
Authority Revenue (AHS Hospital Corp.) VRDO	0.210%	9/7/11	19,130	19,130
New Jersey Health Care Facilities Financing
Authority Revenue (Hospital Capital Asset
Pooled Program) VRDO	0.180%	9/7/11	19,600	19,600
New Jersey Transportation Trust Fund Authority
Transportation System Revenue VRDO	0.140%	9/7/11	32,800	32,800
New York City NY GO VRDO	0.140%	9/7/11	58,550	58,550
New York City NY GO VRDO	0.150%	9/7/11	29,800	29,800
New York City NY GO VRDO	0.160%	9/7/11	11,775	11,775
New York City NY GO VRDO	0.160%	9/7/11	9,825	9,825
New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(Carnegie Park) VRDO	0.130%	9/7/11	39,505	39,505
New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(Monterey) VRDO	0.130%	9/7/11	21,980	21,980
New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(One Columbus Place Development) VRDO	0.150%	9/7/11	8,100	8,100
New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(West End Towers) VRDO	0.150%	9/7/11	31,300	31,300
New York City NY Industrial Development
Agency Civic Facility Revenue (New York
Law School) VRDO	0.180%	9/7/11	14,885	14,885
New York State Dormitory Authority Revenue
(Fordham University) VRDO	0.190%	9/7/11	30,805	30,805
New York State Dormitory Authority Revenue
(Fordham University) VRDO	0.190%	9/7/11	30,645	30,645
New York State Housing Finance Agency
Housing Revenue (10 Liberty Street) VRDO	0.140%	9/7/11	20,500	20,500
New York State Housing Finance Agency
Housing Revenue (125 West 31st Street) VRDO	0.170%	9/7/11	42,300	42,300
New York State Housing Finance Agency
Housing Revenue (20 River Terrace Housing)
VRDO	0.170%	9/7/11	17,300	17,300
New York State Housing Finance Agency
Housing Revenue (320 West 38th Street) VRDO	0.140%	9/7/11	31,500	31,500
New York State Housing Finance Agency
Housing Revenue (330 West 39th Street) VRDO	0.190%	9/7/11	26,100	26,100
New York State Housing Finance Agency
Housing Revenue (70 Battery Place) VRDO	0.150%	9/7/11	12,800	12,800
New York State Housing Finance Agency
Housing Revenue (Clinton Green - South) VRDO	0.170%	9/7/11	11,625	11,625
New York State Housing Finance Agency
Housing Revenue (Clinton Green North) VRDO	0.170%	9/7/11	31,845	31,845
New York State Housing Finance Agency
Housing Revenue (East 84th Street) VRDO	0.160%	9/7/11	24,500	24,500
New York State Urban Development Corp.
Revenue (Service Contract) VRDO	0.170%	9/7/11	10,375	10,375

22

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
North Texas Higher Education Authority
Student Loan Revenue VRDO	0.230%	9/7/11	29,900	29,900
North Texas Tollway Authority System Revenue
VRDO	0.170%	9/7/11	35,100	35,100
Oakland University of Michigan Revenue VRDO	0.170%	9/7/11	8,900	8,900
Ohio Air Quality Development Authority Revenue
(Dayton Power & Light Co. Project) VRDO	0.160%	9/7/11	11,100	11,100
Ohio GO VRDO	0.130%	9/7/11	23,515	23,515
Ohio Higher Educational Facility Commission
Revenue (University Hospitals Health
System Inc.) VRDO	0.160%	9/7/11	25,000	25,000
Ohio State University General Receipts Revenue
VRDO	0.130%	9/7/11	115,300	115,300
Ohio State University General Receipts Revenue
VRDO	0.140%	9/7/11	29,525	29,525
Pennsylvania Higher Educational Facilities
Authority Revenue (University of Pennsylvania
Health System) VRDO	0.140%	9/7/11	45,065	45,065
Pittsburgh PA Water & Sewer Authority Revenue
VRDO	0.310%	9/7/11	57,850	57,850
Salem OH Hospital Facilities Revenue
(Salem Community Hospital Project) VRDO	0.170%	9/7/11	13,400	13,400
San Antonio TX Electric & Gas Systems Revenue
VRDO	0.260%	9/7/11	35,355	35,355
Tarrant County TX Cultural Education Facilities
Finance Corp. Revenue (CHRISTUS Health)
VRDO	0.170%	9/7/11	18,400	18,400
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.170%	9/7/11	28,900	28,900
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.170%	9/7/11	42,400	42,400
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.200%	9/7/11	23,035	23,035
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.220%	9/7/11	34,620	34,620
Texas Department of Housing & Community
Affairs Single Mortgage Revenue VRDO	0.200%	9/7/11	69,085	69,085
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center) VRDO	0.150%	9/7/11	19,600	19,600
University of Alabama Birmingham Hospital
Revenue VRDO	0.250%	9/7/11	24,100	24,100
University of South Florida Financing Corp.
COP VRDO	0.180%	9/7/11	40,700	40,700
University of Texas Permanent University Fund
Revenue VRDO	0.110%	9/7/11	66,305	66,305
University of Texas Permanent University Fund
Revenue VRDO	0.140%	9/7/11	152,100	152,100
Utah Housing Corp. Single Family Mortgage
Revenue VRDO	0.170%	9/7/11	19,250	19,250
Utah Housing Corp. Single Family Mortgage
Revenue VRDO	0.170%	9/7/11	15,500	15,500
Virginia Small Business Financing Authority
Health Facilities Revenue (Bon Secours Health
System Inc.) VRDO	0.180%	9/7/11	7,200	7,200

23

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
	Warren County KY Revenue (Western Kentucky
	University Student Life Foundation Inc. Project)
	VRDO	0.200%	9/7/11	19,500	19,500
6	Washington County PA Authority Revenue
	(Girard Estate Project) VRDO	0.200%	9/7/11	11,040	11,040
	Washington Health Care Facilities Authority
	Revenue (Multi Care Health System) VRDO	0.170%	9/7/11	24,975	24,975
	Washington Health Care Facilities Authority
	Revenue (Swedish Health Services) VRDO	0.130%	9/7/11	20,500	20,500
	West Virginia Hospital Finance Authority Hospital
	Revenue (Charleston Area Medical Center Inc.)
	VRDO	0.150%	9/7/11	30,045	30,045
	Wisconsin Health & Educational Facilities
	Authority Revenue (Aurora Health Care Inc.)
	VRDO	0.160%	9/7/11	31,200	31,200
6	Los Angeles CA Department of Water &
	Power Revenue TOB VRDO	0.270%	9/7/11	13,000	13,000
Total Tax-Exempt Municipal Bonds (Cost $3,565,490)					3,565,490
Taxable Municipal Bonds (0.0%)
6	Massachusetts State Transportation Fund
	Revenue TOB VRDO	0.270%	9/7/11	13,100	13,100
6	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.270%	9/7/11	6,400	6,400
Total Taxable Municipal Bonds (Cost $19,500)					19,500
Total Investments (100.7%) (Cost $114,985,398)					114,985,398
Other Assets and Liabilities (-0.7%)
Other Assets					458,172
Liabilities					(1,300,646)
					(842,474)
Net Assets (100%)					114,142,924

24

Prime Money Market Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	114,134,618
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	8,306
Net Assets	114,142,924

Investor Shares—Net Assets
Applicable to 92,387,498,956 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	92,403,666
Net Asset Value Per Share—Investor Shares	$1.00

Institutional Shares—Net Assets
Applicable to 21,736,467,632 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,739,258
Net Asset Value Per Share—Institutional Shares	$1.00

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2011, the aggregate value of these securities was $17,337,368,000, representing 15.2% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate value of these securities was $43,540,000.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

25

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Interest[1]	286,720
Total Income	286,720
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,208
Management and Administrative—Investor Shares	143,283
Management and Administrative—Institutional Shares	10,760
Marketing and Distribution—Investor Shares	28,095
Marketing and Distribution—Institutional Shares	6,317
Custodian Fees	1,586
Auditing Fees	28
Shareholders’ Reports—Investor Shares	683
Shareholders’ Reports—Institutional Shares	110
Trustees’ Fees and Expenses	137
Total Expenses	196,207
Net Investment Income	90,513
Realized Net Gain (Loss) on Investment Securities Sold	1,676
Net Increase (Decrease) in Net Assets Resulting from Operations	92,189
1 Interest income from an affiliated company of the fund was $2,577,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,513	118,919
Realized Net Gain (Loss)	1,676	1,651
Net Increase (Decrease) in Net Assets Resulting from Operations	92,189	120,570
Distributions
Net Investment Income
Investor Shares	(55,253)	(78,239)
Institutional Shares	(35,260)	(40,680)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(90,513)	(118,919)
Capital Share Transactions
Investor Shares	3,718,120	(7,395,143)
Institutional Shares	2,631,581	784,242
Net Increase (Decrease) from Capital Share Transactions	6,349,701	(6,610,901)
Total Increase (Decrease)	6,351,377	(6,609,250)
Net Assets
Beginning of Period	107,791,547	114,400,797
End of Period	114,142,924	107,791,547

See accompanying Notes, which are an integral part of the Financial Statements.

27

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.013	.035	.051
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.013	.035	.051
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.013)	(.035)	(.051)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.013)	(.035)	(.051)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.06%	0.08%	1.31%	3.60%	5.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$92,404	$88,684	$96,078	$92,483	$84,052
Ratio of Total Expenses to
Average Net Assets	0.20%	0.23%	0.28%[2]	0.23%	0.24%
Ratio of Net Investment Income to
Average Net Assets	0.06%	0.08%	1.25%	3.49%	5.10%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 0.03% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Prime Money Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.002	.002	.015	.037	.053
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.002	.002	.015	.037	.053
Distributions
Dividends from Net Investment Income	(.002)	(.002)	(.015)	(.037)	(.053)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.002)	(.002)	(.015)	(.037)	(.053)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.17%	0.22%	1.47%	3.75%	5.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,739	$19,107	$18,323	$13,844	$10,022
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.13%[1]	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	0.17%	0.22%	1.40%	3.64%	5.26%
1 Includes 0.03% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $18,107,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 7.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time.

30

Prime Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The fund’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the fund’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	119,751,906	119,751,906	99,880,454	99,880,454
Issued in Lieu of Cash Distributions	53,993	53,993	76,231	76,231
Redeemed	(116,087,779)	(116,087,779)	(107,351,828)	(107,351,828)
Net Increase (Decrease)—Investor Shares	3,718,120	3,718,120	(7,395,143)	(7,395,143)
Institutional Shares
Issued	20,303,805	20,303,805	16,052,323	16,052,323
Issued in Lieu of Cash Distributions	34,248	34,248	39,524	39,524
Redeemed	(17,706,472)	(17,706,472)	(15,307,605)	(15,307,605)
Net Increase (Decrease)—Institutional Shares	2,631,581	2,631,581	784,242	784,242

E. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

31

Federal Money Market Fund

Fund Profile
As of August 31, 2011

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.22%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	56 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	10.8%
U.S. Government Agency Obligations	88.8
Repurchase Agreements	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 23, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratio was 0.19%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.20%.

32

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2001, Through August 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Federal Money Market Fund	0.02%	1.93%	2.02%	$12,218
Citigroup Three-Month U.S. Treasury
Bill Index	0.12	1.69	1.95	12,128
Government Money Market Funds
Average	0.00	1.53	1.57	11,680

Government Money Market Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend information.

33

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2001, Through August 31, 2011

		Gov’t Money
		Market Funds
		Average
Fiscal Year	Total Returns	Total Returns
2002	2.12%	1.48%
2003	1.11	0.64
2004	0.82	0.40
2005	2.26	1.73
2006	4.31	3.78
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
7-day SEC yield (8/31/2011): 0.01%
Government Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.02%	2.10%	2.09%

34

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
2	Fannie Mae Discount Notes	0.090%–0.170%	9/1/11	68,866	68,866
2	Fannie Mae Discount Notes	0.100%	9/7/11	5,225	5,225
2	Fannie Mae Discount Notes	0.025%–0.175%	9/14/11	154,050	154,043
2	Fannie Mae Discount Notes	0.040%	9/20/11	101,000	100,998
2	Fannie Mae Discount Notes	0.180%	9/21/11	20,000	19,998
2	Fannie Mae Discount Notes	0.080%–0.090%	10/4/11	13,700	13,699
2	Fannie Mae Discount Notes	0.080%	10/5/11	12,000	11,999
2	Fannie Mae Discount Notes	0.060%–0.150%	10/12/11	100,526	100,512
2	Fannie Mae Discount Notes	0.070%	10/19/11	50,000	49,995
2	Fannie Mae Discount Notes	0.100%	10/24/11	6,000	5,999
2	Fannie Mae Discount Notes	0.140%–0.145%	10/26/11	88,263	88,244
2	Fannie Mae Discount Notes	0.120%	11/2/11	14,675	14,672
2	Fannie Mae Discount Notes	0.060%	11/7/11	10,100	10,099
2	Fannie Mae Discount Notes	0.065%	11/9/11	7,665	7,664
2	Fannie Mae Discount Notes	0.070%–0.130%	11/16/11	81,200	81,187
2	Fannie Mae Discount Notes	0.120%	11/23/11	5,000	4,999
2	Fannie Mae Discount Notes	0.140%	11/30/11	147,208	147,156
2	Fannie Mae Discount Notes	0.080%–0.120%	12/1/11	26,967	26,961
2	Fannie Mae Discount Notes	0.140%	12/7/11	51,000	50,981
2	Fannie Mae Discount Notes	0.140%	12/14/11	40,000	39,984
2	Fannie Mae Discount Notes	0.105%	1/4/12	78,345	78,316
2	Fannie Mae Discount Notes	0.220%	1/18/12	90,350	90,273
2	Fannie Mae Discount Notes	0.150%	1/25/12	40,000	39,976
2	Fannie Mae Discount Notes	0.150%	2/8/12	31,183	31,162
2	Federal Home Loan Bank Discount Notes	0.050%–0.170%	9/7/11	145,402	145,400
2	Federal Home Loan Bank Discount Notes	0.060%–0.170%	9/9/11	12,330	12,330
2	Federal Home Loan Bank Discount Notes	0.110%	9/13/11	3,591	3,591
2	Federal Home Loan Bank Discount Notes	0.095%	9/14/11	60,000	59,998
2	Federal Home Loan Bank Discount Notes	0.060%–0.095%	9/16/11	54,000	53,998
2	Federal Home Loan Bank Discount Notes	0.055%	9/23/11	14,400	14,399
2	Federal Home Loan Bank Discount Notes	0.070%	9/28/11	33,757	33,755
2	Federal Home Loan Bank Discount Notes	0.070%	9/30/11	155,736	155,727
2	Federal Home Loan Bank Discount Notes	0.050%	10/7/11	16,655	16,654
2	Federal Home Loan Bank Discount Notes	0.050%	10/14/11	55,000	54,997
2	Federal Home Loan Bank Discount Notes	0.100%	10/19/11	9,000	8,999
2	Federal Home Loan Bank Discount Notes	0.120%	10/21/11	1,850	1,850

35

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
2	Federal Home Loan Bank Discount Notes	0.200%	10/24/11	17,900	17,895
2	Federal Home Loan Bank Discount Notes	0.120%–0.200%	10/26/11	17,400	17,395
2	Federal Home Loan Bank Discount Notes	0.080%	11/16/11	7,400	7,399
2	Federal Home Loan Bank Discount Notes	0.080%–0.085%	11/25/11	11,600	11,598
2	Federal Home Loan Bank Discount Notes	0.140%	11/30/11	12,700	12,695
2	Federal Home Loan Bank Discount Notes	0.140%	12/7/11	11,000	10,996
2	Federal Home Loan Bank Discount Notes	0.140%	12/13/11	10,000	9,996
2	Federal Home Loan Bank Discount Notes	0.140%	12/14/11	10,000	9,996
2	Federal Home Loan Bank Discount Notes	0.100%	1/11/12	30,000	29,989
2	Federal Home Loan Bank Discount Notes	0.120%	1/18/12	19,500	19,491
2	Federal Home Loan Bank Discount Notes	0.100%–0.150%	2/10/12	69,242	69,203
2	Federal Home Loan Bank Discount Notes	0.130%	2/17/12	57,000	56,965
2	Federal Home Loan Bank Discount Notes	0.120%	2/22/12	31,000	30,982
[2,3]	Federal Home Loan Banks	0.126%	9/9/11	24,000	24,000
[2,3]	Federal Home Loan Banks	0.168%	9/23/11	41,000	40,999
[2,3]	Federal Home Loan Banks	0.173%	1/9/12	150,000	149,983
[2,3]	Federal Home Loan Banks	0.185%	1/23/12	25,000	24,997
[2,3]	Federal Home Loan Banks	0.157%	2/3/12	100,000	99,987
[2,3]	Federal Home Loan Mortgage Corp.	0.168%	12/16/11	35,000	34,996
[2,3]	Federal Home Loan Mortgage Corp.	0.168%	2/16/12	75,000	74,986
[2,3]	Federal Home Loan Mortgage Corp.	0.157%	8/24/12	60,000	59,972
[2,3]	Federal Home Loan Mortgage Corp.	0.173%	3/21/13	13,000	12,990
[2,3]	Federal Home Loan Mortgage Corp.	0.155%	5/6/13	48,000	47,962
[2,3]	Federal Home Loan Mortgage Corp.	0.142%	6/3/13	60,000	59,957
[2,3]	Federal National Mortgage Assn.	0.235%	8/23/12	160,000	160,018
[2,3]	Federal National Mortgage Assn.	0.240%	9/17/12	40,000	39,991
[2,3]	Federal National Mortgage Assn.	0.235%	11/23/12	70,000	69,974
[2,3]	Federal National Mortgage Assn.	0.197%	8/12/13	30,000	29,982
2	Freddie Mac Discount Notes	0.060%–0.115%	9/6/11	22,850	22,850
2	Freddie Mac Discount Notes	0.170%	9/12/11	95,000	94,995
2	Freddie Mac Discount Notes	0.050%	9/13/11	13,000	13,000
2	Freddie Mac Discount Notes	0.150%	9/14/11	34,940	34,938
2	Freddie Mac Discount Notes	0.130%–0.180%	9/19/11	43,977	43,973
2	Freddie Mac Discount Notes	0.065%	10/3/11	5,300	5,300
2	Freddie Mac Discount Notes	0.130%–0.160%	10/4/11	95,755	95,741
2	Freddie Mac Discount Notes	0.090%	10/6/11	4,300	4,300
2	Freddie Mac Discount Notes	0.065%	10/12/11	4,300	4,300
2	Freddie Mac Discount Notes	0.100%–0.200%	10/24/11	345,593	345,512
2	Freddie Mac Discount Notes	0.050%–0.080%	11/2/11	29,600	29,596
2	Freddie Mac Discount Notes	0.080%–0.120%	11/7/11	180,991	180,962
2	Freddie Mac Discount Notes	0.060%–0.080%	11/9/11	36,500	36,495
2	Freddie Mac Discount Notes	0.120%	11/14/11	8,350	8,348
2	Freddie Mac Discount Notes	0.090%	11/15/11	25,000	24,995
2	Freddie Mac Discount Notes	0.140%	12/5/11	35,000	34,987
2	Freddie Mac Discount Notes	0.080%–0.090%	12/6/11	35,400	35,392
2	Freddie Mac Discount Notes	0.130%–0.140%	12/12/11	36,892	36,877
2	Freddie Mac Discount Notes	0.150%	12/13/11	8,000	7,997
2	Freddie Mac Discount Notes	0.095%	12/14/11	45,000	44,988
2	Freddie Mac Discount Notes	0.105%	1/3/12	52,000	51,981
2	Freddie Mac Discount Notes	0.150%	1/19/12	9,000	8,995
2	Freddie Mac Discount Notes	0.110%	2/13/12	48,000	47,976
	United States Treasury Bill	0.170%	9/29/11	138,298	138,280
	United States Treasury Bill	0.074%	11/17/11	50,000	49,992
	United States Treasury Bill	0.100%	11/25/11	50,000	49,988
	United States Treasury Bill	0.116%	12/1/11	150,000	149,956

36

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
United States Treasury Bill	0.105%	12/8/11	30,000	29,991
United States Treasury Bill	0.095%–0.101%	12/29/11	100,000	99,968
Total U.S. Government and Agency Obligations (Cost $4,772,773)				4,772,773
Repurchase Agreements (0.4%)
Barclays Capital Inc.
(Dated 8/31/11, Repurchase Value
$5,000,000, collateralized by U.S.
Treasury Bond 4.500%, 8/15/39)	0.040%	9/1/11	5,000	5,000
RBC Capital Market LLC
(Dated 8/31/11, Repurchase Value
$5,000,000, collateralized by U.S.
Treasury Note 0.500%, 8/15/14)	0.050%	9/1/11	5,000	5,000
RBS Securities, Inc.
(Dated 8/31/11, Repurchase Value
$9,098,000, collateralized by U.S.
Treasury Note 2.375%, 10/31/14)	0.060%	9/1/11	9,098	9,098
Total Repurchase Agreements (Cost $19,098)				19,098
Total Investments (100.0%) (Cost $4,791,871)				4,791,871
Other Assets and Liabilities (0.0%)
Other Assets				7,029
Liabilities				(4,999)
				2,030
Net Assets (100%)
Applicable to 4,793,274,679 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,793,901
Net Asset Value Per Share				$1.00

At August 31, 2011, net assets consisted of:
				Amount
				($000)
Paid-in Capital				4,793,793
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				108
Net Assets				4,793,901

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

37

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Interest	10,989
Total Income	10,989
Expenses
The Vanguard Group—Note B
Investment Advisory Services	262
Management and Administrative	8,529
Marketing and Distribution	1,688
Custodian Fees	89
Auditing Fees	28
Shareholders’ Reports	43
Trustees’ Fees and Expenses	7
Total Expenses	10,646
Expense Reduction—Note B	(560)
Net Expenses	10,086
Net Investment Income	903
Realized Net Gain (Loss) on Investment Securities Sold	45
Net Increase (Decrease) in Net Assets Resulting from Operations	948

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	903	3,190
Realized Net Gain (Loss)	45	63
Net Increase (Decrease) in Net Assets Resulting from Operations	948	3,253
Distributions
Net Investment Income	(903)	(3,190)
Realized Capital Gain	—	—
Total Distributions	(903)	(3,190)
Capital Share Transactions (at $1.00)
Issued	474,221	617,905
Issued in Lieu of Cash Distributions	881	3,094
Redeemed	(1,729,232)	(3,959,429)
Net Increase (Decrease) from Capital Share Transactions	(1,254,130)	(3,338,430)
Total Increase (Decrease)	(1,254,085)	(3,338,367)
Net Assets
Beginning of Period	6,047,986	9,386,353
End of Period	4,793,901	6,047,986

See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Financial Highlights

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0002	.0004	.011	.034	.051
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0002	.0004	.011	.034	.051
Distributions
Dividends from Net Investment Income	(.0002)	(.0004)	(.011)	(.034)	(.051)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0002)	(.0004)	(.011)	(.034)	(.051)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.02%	0.04%	1.06%	3.46%	5.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,794	$6,048	$9,386	$8,982	$7,672
Ratio of Total Expenses to
Average Net Assets	0.19%[2]	0.22%	0.27%[3]	0.23%	0.24%
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.04%	1.03%	3.33%	5.05%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.20%. See Note B in the Notes to Financial Statements.
3 Includes 0.02% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $776,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2011, Vanguard’s management and administrative expenses were reduced by $560,000 (an effective annual rate of 0.01% of the fund’s net assets).

41

Federal Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

42

Admiral Treasury Money Market Fund

Fund Profile
As of August 31, 2011

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.14%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	50 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 23, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2011, the expense ratio was 0.11%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.12% .

43

Admiral Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2001, Through August 31, 2011
Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended August 31, 2011
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Admiral Treasury Money Market Fund	0.02%	1.75%	1.95%	$60,636
Citigroup Three-Month U.S. Treasury
Bill Index	0.12	1.69	1.95	60,640
iMoneyNet Money Fund Report’s
100% Treasury Funds Average	0.00	1.30	1.43	57,619

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

44

Admiral Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2001, Through August 31, 2011

		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2002	2.15%	1.58%
2003	1.20	0.67
2004	0.91	0.39
2005	2.29	1.61
2006	4.22	3.54
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
7-day SEC yield (8/31/2011): 0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Admiral Treasury Money Market
Fund	12/14/1992	0.02%	1.91%	2.01%

45

Admiral Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (108.2%)
United States Treasury Bill	0.060%	9/1/11	1,251,359	1,251,359
United States Treasury Bill	0.045%	9/8/11	1,200,000	1,199,989
United States Treasury Bill	0.050%–0.152%	9/15/11	1,518,000	1,517,960
United States Treasury Bill	0.035%–0.150%	9/22/11	1,445,464	1,445,418
United States Treasury Bill	0.025%–0.170%	9/29/11	950,000	949,948
United States Treasury Bill	0.025%	10/6/11	750,000	749,982
United States Treasury Bill	0.030%–0.110%	10/13/11	1,131,355	1,131,263
United States Treasury Bill	0.020%	10/20/11	969,233	969,207
United States Treasury Bill	0.060%–0.115%	10/27/11	1,301,902	1,301,746
United States Treasury Bill	0.045%–0.047%	11/10/11	1,400,000	1,399,876
United States Treasury Bill	0.035%	11/17/11	1,260,000	1,259,906
United States Treasury Bill	0.015%	11/25/11	1,217,760	1,217,717
United States Treasury Bill	0.015%	12/1/11	1,250,597	1,250,550
United States Treasury Bill	0.095%	12/29/11	394,000	393,876
United States Treasury Bill	0.080%	1/5/12	229,000	228,936
United States Treasury Bill	0.080%	2/16/12	300,000	299,888
Total U.S. Government and Agency Obligations (Cost $16,567,621)				16,567,621
Total Investments (108.2%) (Cost $16,567,621)				16,567,621
Other Assets and Liabilities (-8.2%)
Other Assets				17,090
Liabilities				(1,270,829)
				(1,253,739)
Net Assets (100%)
Applicable to 15,310,688,678 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				15,313,882
Net Asset Value Per Share				$1.00

46

Admiral Treasury Money Market Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	16,567,621
Receivables for Investment Securities Sold	5,403
Receivables for Capital Shares Issued	5,222
Other Assets	6,465
Total Assets	16,584,711
Liabilities
Payables for Investment Securities Purchased	1,255,953
Payables for Capital Shares Redeemed	7,754
Other Liabilities	7,122
Total Liabilities	1,270,829
Net Assets	15,313,882

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	15,313,739
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	143
Net Assets	15,313,882

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
See accompanying Notes, which are an integral part of the Financial Statements.

47

Admiral Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2011
($000)
Investment Income
Income
Interest	21,548
Total Income	21,548
Expenses
The Vanguard Group—Note B
Investment Advisory Services	825
Management and Administrative	14,783
Marketing and Distribution	4,078
Custodian Fees	254
Auditing Fees	23
Shareholders’ Reports	60
Trustees’ Fees and Expenses	19
Total Expenses	20,042
Expense Reduction—Note B	(1,220)
Net Expenses	18,822
Net Investment Income	2,726
Realized Net Gain (Loss) on Investment Securities Sold	110
Net Increase (Decrease) in Net Assets Resulting from Operations	2,836

See accompanying Notes, which are an integral part of the Financial Statements.

48

Admiral Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,726	6,087
Realized Net Gain (Loss)	110	33
Net Increase (Decrease) in Net Assets Resulting from Operations	2,836	6,120
Distributions
Net Investment Income	(2,726)	(6,087)
Realized Capital Gain	—	—
Total Distributions	(2,726)	(6,087)
Capital Share Transactions (at $1.00)
Issued	976,384	1,061,537
Issued in Lieu of Cash Distributions	2,643	5,859
Redeemed	(4,391,653)	(7,775,844)
Net Increase (Decrease) from Capital Share Transactions	(3,412,626)	(6,708,448)
Total Increase (Decrease)	(3,412,516)	(6,708,415)
Net Assets
Beginning of Period	18,726,398	25,434,813
End of Period	15,313,882	18,726,398

See accompanying Notes, which are an integral part of the Financial Statements.

49

Admiral Treasury Money Market Fund

Financial Highlights

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0002	.0003	.007	.030	.049
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0002	.0003	.007	.030	.049
Distributions
Dividends from Net Investment Income	(.0002)	(.0003)	(.007)	(.030)	(.049)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0002)	(.0003)	(.007)	(.030)	(.049)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.02%	0.03%	0.70%	3.08%	5.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,314	$18,726	$25,435	$23,289	$20,064
Ratio of Total Expenses to
Average Net Assets	0.11%[2]	0.14%	0.15%[3]	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.03%	0.74%	2.98%	4.90%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.12%. See Note B in Notes to Financial Statements.
3 Includes 0.03% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Admiral Treasury Money Market Fund

Notes to Financial Statements

Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $2,472,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2011, Vanguard’s management and administrative expenses were reduced by $1,220,000 (an effective annual rate of 0.01% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

51

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund (the “Funds”) at August 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Municipal Cash Management Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

52

Special 2011 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 73.0% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard Admiral Treasury Money Market Fund

This information for the fiscal year ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2011	8/31/2011	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.27	$0.86
Institutional Shares	1,000.00	1,000.69	0.45
Federal Money Market Fund	$1,000.00	$1,000.07	$0.76
Admiral Treasury Money Market Fund	$1,000.00	$1,000.09	$0.40
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.35	$0.87
Institutional Shares	1,000.00	1,024.75	0.46
Federal Money Market Fund	$1,000.00	$1,024.45	$0.77
Admiral Treasury Money Market Fund	$1,000.00	$1,024.80	$0.41

The calculations are based on expenses incurred In the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.17% for Investor Shares and 0.09% for Institutional Shares; for the Federal Money Market Fund, 0.15%; and for the Admiral Treasury Money Market Fund, 0.08%. The annualized six-month expense ratios for the Federal Money Market Fund and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized six-month expense ratIos were: for the Federal Money Market Fund, 0.17%; for the Admiral Treasury Money Market Fund, 0.09%.

55

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Admiral Treasury Money Market Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment policies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

56

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

57

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102011

Annual Report | August 31, 2011

Vanguard S&P Mid-Cap 400
Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

> In their first year of operation, the Vanguard S&P Mid-Cap 400 Index Funds benefited from a period of stock market strength, as their ETF Shares delivered double-digit returns for the nearly 12 months since their inception.

> The ETF Shares of all three funds closely tracked the returns of their benchmark indexes and bested the average returns of peer funds.

> Consumer-related, industrial, and energy stocks were notable performers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Mid-Cap 400 Index Fund.	8
S&P Mid-Cap 400 Value Index Fund.	24
S&P Mid-Cap 400 Growth Index Fund.	38
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangement.	56
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Period Ended August 31, 2011
Returns
Since Inception
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares (Inception: 3/28/2011)[1]	-8.98%
ETF Shares (Inception: 9/7/2010)
Market Price	17.21
Net Asset Value	17.21
S&P MidCap 400 Index	17.41
Mid-Cap Core Funds Average	15.19
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares (Inception: 11/2/2010)	2.15%
ETF Shares (Inception: 9/7/2010)
Market Price	11.72
Net Asset Value	12.18
S&P MidCap 400 Value Index	12.39
Mid-Cap Value Funds Average	11.96
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Vanguard S&P Mid-Cap 400 Growth Index Fund
Institutional Shares (Inception: 3/28/2011)[1]	-6.57%
ETF Shares (Inception: 9/7/2010)
Market Price	22.42
Net Asset Value	22.36
S&P MidCap 400 Growth Index	22.56
Mid-Cap Growth Funds Average	17.78
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

1 For the S&P Mid-Cap 400 Index Fund and the S&P Mid-Cap 400 Growth Index Fund, Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued by each fund on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Benchmark returns are calculated from the earliest share class inception date.

1

Chairman’s Letter

Dear Shareholder,

In the nearly 12 months since their inception in early September 2010, the ETF Shares of the three Vanguard S&P Mid-Cap 400 Index Funds produced generous returns, benefiting from a broad-based rally among medium-sized stocks.

The returns ranged from more than12% for Vanguard S&P Mid-Cap 400 Value Index Fund to more than 22% for Vanguard S&P Mid-Cap 400 Growth Index Fund. (Returns are based on changes in the funds’ net asset values, adjusted to account for dividend distributions during the period.) Vanguard S&P Mid-Cap 400 Index Fund, a blend of the Growth and Value Funds, predictably ended in the middle, returning a bit more than 17%.

Each of the funds has also issued Institutional Shares, which require a minimum initial investment of $5 million. These shares, because of their later start, posted lower returns than the ETF Shares as the performance of mid-cap stocks waned during the period.

The new S&P Mid-Cap 400 Index Funds mark an extension of Vanguard’s indexing franchise, which now includes sets of broad-market portfolios benchmarked to Russell, Standard & Poor’s, and MSCI indexes. Our research indicates that correlation among the returns of the indexes from all three providers is very high. As we mentioned six months ago

2

in our first report for these funds, we expect limited differences in long-term performance from one provider’s index to another.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced by defensive sectors such as utilities and consumer staples.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot from offense to defense was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	-0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were among the market’s best performers. For the full year, the taxable investment-grade U.S. bond market returned 4.62%, and the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

In a strong mid-cap markets, growth outpaced value
In addition to finishing the period with double-digit returns, ETF Shares of the S&P Mid-Cap 400 Growth Index Fund outperformed the broad U.S. stock market. In fact, the fund, along with the broader S&P Mid-Cap 400 Index Fund, saw gains in every sector. Both funds got a boost from the consumer discretionary sector, where apparel, luxury goods, auto components, and restaurant holdings posted double-digit returns as consumer spending held up in the face of higher food and energy costs.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.09%	0.16%	1.36%
S&P Mid-Cap 400 Value Index Fund	0.09	0.21	1.39
S&P Mid-Cap 400 Growth Index Fund	0.08	0.20	1.44

The fund expense ratios shown are from the prospectus dated September 7, 2010, and represent estimated costs for the current fiscal year. For the periods from inception through August 31, 2011, the funds’ annualized expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds; and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

4

Health care stocks also buoyed the returns of the two funds, thanks in part to the strength of equipment providers and pharmaceuticals. Industrials did well as machinery makers and electrical equipment companies benefited from factory activity and increased capital spending. And energy stocks delivered exceptional returns for all three funds, with growing demand and rising prices helping to boost profits.

The weakest performer was the S&P Mid-Cap 400 Value Index Fund, although its return of more than 12% for ETF Shares was higher than longer-term averages for mid-capitalization stocks. The fund’s largest sector weighting was in financial stocks. This sector suffered in the period as low trading volumes and asset prices hindered capital market stocks, and weak loan and revenue growth hampered the performance of commercial banks.

The Value Fund’s next-largest sector, industrials, did better but still posted lower returns than the overall mid-cap market.

All three funds captured the returns of their target indexes, within a margin consistent with the costs of managing a real-world portfolio. This tracking success is a tribute to the experienced portfolio management and sophisticated risk-control and trading systems of the funds’ advisor, Vanguard Quantitative Equity Group. The advisor was helped in this task by the funds’ low expense ratios, which allow a greater percentage of returns to be passed on to shareholders.

The funds are best used in a broad-based approach
The Vanguard S&P Mid-Cap 400 Index Funds were developed to serve investors who want an indexed fund focused on the entire mid-cap market or one of its two

A note on expense ratios
The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more accurate tally of the operating costs incurred by shareholders.

5

major subsets. We recognize that 12 months isn’t an adequate amount of time to assess an investment. It’s important to remember that the generous returns for ETF Shares in the funds’ first fiscal year are unlikely to repeat themselves year after year. In fact, the market’s volatility toward the end of the period is something that seasoned stock investors know is a common, indeed intrinsic, part of investing.

The best way to approach the market’s inevitable turbulence is to create a diversified and balanced investment plan featuring a combination of risk control and return potential that can fortify your resolve to hang in through the stock market’s occasional rough patches.

With their broad diversification in the mid-cap market, experienced index fund management team, and low costs, the Vanguard S&P Mid-Cap 400 Index Funds offer a convenient way to gain exposure to mid-cap stocks as part of such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 15, 2011

6

Your Fund’s Performance at a Glance
Inception Through August 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares (Inception: 3/28/2011)[1]	$128.01	$116.52	$0.000	$0.000
ETF Shares (Inception: 9/7/2010)	49.95	58.37	0.180	0.000
Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares (Inception: 11/2/2010)	$109.35	$111.20	$0.529	$0.000
ETF Shares (Inception: 9/7/2010)	49.86	55.69	0.256	0.000
Vanguard S&P Mid-Cap 400 Growth Index Fund
Institutional Shares (Inception: 3/28/2011)[1]	$130.08	$121.54	$0.000	$0.000
ETF Shares (Inception: 9/7/2010)	50.04	61.13	0.100	0.000

1 For the S&P Mid-Cap 400 Index Fund and the S&P Mid-Cap 400 Growth Index Fund, Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued by each fund on March 28, 2011. The starting share price shown is as of March 28, 2011.

7

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VSPMX		IVOO
Expense Ratio[1]	0.09%		0.16%
30-Day SEC Yield	1.32%		1.25%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
	MidCap 400		Market
	Fund	Index	Index
Number of Stocks	402	400	3,716
Median Market Cap	$3.4B	$3.4B	$30.4B
Price/Earnings Ratio	18.3x	18.3x	14.7x
Price/Book Ratio	1.9x	1.9x	2.0x
Return on Equity	13.9%	13.9%	19.0%
Earnings Growth Rate	6.3%	6.3%	7.0%
Dividend Yield	1.4%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	Index
Consumer
Discretionary	13.9%	13.9%	12.3%
Consumer Staples	4.9	4.9	10.5
Energy	7.3	7.3	10.8
Financials	19.1	19.1	14.8
Health Care	11.1	11.2	11.4
Industrials	14.7	14.7	11.0
Information
Technology	15.2	15.1	18.7
Materials	7.2	7.2	4.4
Telecommunication
Services	0.5	0.5	2.6
Utilities	6.1	6.1	3.5

Ten Largest Holdings (% of total net assets)
Green Mountain Coffee	Packaged Foods &
Roasters Inc.	Meats	1.2%
Vertex Pharmaceuticals
Inc.	Biotechnology	0.9
Dollar Tree Inc.	General
	Merchandise Stores	0.8
Lubrizol Corp.	Specialty Chemcials	0.8
Perrigo Co.	Pharmaceuticals	0.7
BorgWarner Inc.	Auto Parts &
	Equipment	0.7
HollyFrontier Corp.	Oil & Gas Refining
	& Marketing	0.7
Macerich Co.	Retail REITs	0.6
AMETEK Inc.	Electrical
	Components &
	Equipment	0.6
Church & Dwight Co.	Household
Inc.	Products	0.6
Top Ten		7.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated September 7, 2010, and represent estimated costs for the current fiscal year. For the periods from inception through August 31, 2011, the annualized expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

8

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2011
Initial Investment of $10,000

	Total Returns
	Periods Ended August 31, 2011
	Since	Final Value
	Inception	of a $10,000
	(9/7/2010)	Investment
S&P Mid-Cap 400 Index Fund ETF
Shares Net Asset Value	17.21%	$11,721
S&P Mid-Cap 400 Index Fund ETF
Shares Market Price	17.21	11,721
• Dow Jones U.S. Total Stock Market
Index	14.40	11,440

S&P MidCap 400 Index	17.41	11,741
Mid-Cap Core Funds Average	15.19	11,519

Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $5,000,000
	(3/28/2011)[1]	Investment
S&P Mid-Cap 400 Index Fund Institutional Shares	-8.98%	$4,551,207
Dow Jones U.S. Total Stock Market Index	-6.81	4,659,341
S&P MidCap 400 Index	-8.92	4,554,031

 “Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

9

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2011

Since
Inception
(9/7/2010)
S&P Mid-Cap 400 Index Fund
ETF Shares Market Price	17.21%
S&P Mid-Cap 400 Index Fund
ETF Shares Net Asset Value	17.21
S&P MidCap 400 Index	17.41
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Period Total Returns (%): September 7, 2010, Through August 31, 2011

Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Institutional Shares	3/28/2011[1]	1.63%
ETF Shares	9/7/2010
Market Price		30.85
Net Asset Value		30.88

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

10

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)
Consumer Discretionary (13.8%)
*	Dollar Tree Inc.	8,191	585
*	BorgWarner Inc.	7,338	524
*	Fossil Inc.	3,346	323
	PetSmart Inc.	7,590	320
	Advance Auto Parts Inc.	5,130	311
	PVH Corp.	4,508	301
	Tractor Supply Co.	4,836	297
	Tupperware Brands Corp.	4,177	278
	Polaris Industries Inc.	2,301	253
*	LKQ Corp.	9,765	250
	Gentex Corp.	9,554	248
*	NVR Inc.	374	238
*	Panera Bread Co. Class A	2,036	234
	Williams-Sonoma Inc.	7,027	233
*	Deckers Outdoor Corp.	2,589	230
	Foot Locker Inc.	10,297	215
*	Dick’s Sporting Goods Inc.	6,111	215
*	Mohawk Industries Inc.	3,773	187
*	Hanesbrands Inc.	6,460	185
*	Under Armour Inc. Class A	2,388	169
*	Toll Brothers Inc.	9,801	168
	Sotheby’s	4,522	168
	Chico’s FAS Inc.	11,793	164
	Service Corp. International	15,984	163
*	Warnaco Group Inc.	2,945	157
	John Wiley & Sons Inc.
	Class A	3,134	153
	Guess? Inc.	4,277	146
	American Eagle Outfitters Inc.	13,044	144
*	AMC Networks Inc. Class A	3,852	143
*	Ascena Retail Group Inc.	4,608	131
	Aaron’s Inc.	4,820	128
	Brinker International Inc.	5,676	128
	Rent-A-Center Inc.	4,259	120
*	Timberland Co. Class A	2,634	113
*	ITT Educational Services Inc.	1,541	111
*	Life Time Fitness Inc.	2,830	109

			Market
			Value
		Shares	($000)
*	Cheesecake Factory Inc.	3,901	107
*	Saks Inc.	10,944	106
*	DreamWorks Animation
	SKG Inc. Class A	4,751	100
	Wendy’s Co.	20,417	99
*	Bally Technologies Inc.	2,887	91
	RadioShack Corp.	6,679	87
*	WMS Industries Inc.	3,833	84
*	Valassis Communications Inc.	3,289	83
*	ANN Inc.	3,485	82
*	Lamar Advertising Co. Class A	3,853	81
	Strayer Education Inc.	820	78
*	Career Education Corp.	4,208	71
	Matthews International Corp.
	Class A	1,976	66
*	New York Times Co. Class A	7,980	65
	Bob Evans Farms Inc.	2,029	64
	Thor Industries Inc.	2,841	63
	Meredith Corp.	2,439	63
*	Aeropostale Inc.	5,404	60
*	99 Cents Only Stores	3,159	59
	American Greetings Corp.
	Class A	2,707	57
*	Eastman Kodak Co.	18,009	57
	Regis Corp.	3,862	57
*	Collective Brands Inc.	4,121	56
	MDC Holdings Inc.	2,533	50
*	Office Depot Inc.	18,977	49
	International Speedway Corp.
	Class A	1,954	49
	Scholastic Corp.	1,595	44
*	Scientific Games Corp.
	Class A	4,255	38
	Barnes & Noble Inc.	2,623	35
	Ryland Group Inc.	2,971	35
	KB Home	4,834	32
*	Boyd Gaming Corp.	98	1
	Harte-Hanks Inc.	64	1
			9,912

11

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
Consumer Staples (4.8%)
*	Green Mountain Coffee
	Roasters Inc.	8,363	876
	Church & Dwight Co. Inc.	9,581	417
*	Hansen Natural Corp.	4,621	394
*	Energizer Holdings Inc.	4,671	353
*	Ralcorp Holdings Inc.	3,685	319
*	Smithfield Foods Inc.	11,114	244
	Corn Products
	International Inc.	5,107	239
*	BJ’s Wholesale Club Inc.	3,660	186
	Flowers Foods Inc.	7,521	143
	Ruddick Corp.	2,862	117
	Lancaster Colony Corp.	1,268	77
	Universal Corp.	1,551	63
	Tootsie Roll Industries Inc.	1,673	42
			3,470
Energy (7.3%)
	HollyFrontier Corp.	6,979	501
	Cimarex Energy Co.	5,726	407
	Southern Union Co.	8,359	350
	SM Energy Co.	4,259	326
	Oceaneering International Inc.	7,265	310
	Arch Coal Inc.	14,213	289
*	Plains Exploration &
	Production Co.	9,438	277
	Patterson-UTI Energy Inc.	10,342	253
	Energen Corp.	4,824	237
*	Dresser-Rand Group Inc.	5,340	227
*	Oil States International Inc.	3,429	226
	CARBO Ceramics Inc.	1,272	204
*	Superior Energy Services Inc.	5,332	188
	Tidewater Inc.	3,473	186
*	Atwood Oceanics Inc.	3,773	159
*	Bill Barrett Corp.	3,159	151
*	Dril-Quip Inc.	2,306	149
*	Forest Oil Corp.	7,605	148
*	Unit Corp.	2,676	128
*	Helix Energy Solutions
	Group Inc.	7,096	120
*	Patriot Coal Corp.	6,111	90
*	Quicksilver Resources Inc.	7,903	75
*	Northern Oil and Gas Inc.	3,635	74
*	Comstock Resources Inc.	3,188	65
*	Exterran Holdings Inc.	4,279	51
	Overseas Shipholding
	Group Inc.	1,795	32
			5,223
Financials (19.0%)
	Macerich Co.	8,773	430
	SL Green Realty Corp.	5,556	401
	UDR Inc.	14,683	392
	Federal Realty
	Investment Trust	4,172	378

			Market
			Value
		Shares	($000)
	New York Community
	Bancorp Inc.	29,311	375
	Rayonier Inc.	8,159	342
	Camden Property Trust	4,698	314
	Essex Property Trust Inc.	2,182	313
*	Affiliated Managers Group Inc.	3,490	304
	Alexandria Real Estate
	Equities Inc.	4,141	302
	Realty Income Corp.	8,504	295
	Everest Re Group Ltd.	3,634	293
*	MSCI Inc. Class A	8,041	278
	Reinsurance Group of
	America Inc. Class A	4,947	264
	Liberty Property Trust	7,714	262
	Fidelity National Financial Inc.
	Class A	14,944	254
	Regency Centers Corp.	6,017	248
	BRE Properties Inc.	4,915	247
	Senior Housing
	Properties Trust	10,165	242
	WR Berkley Corp.	7,774	240
	HCC Insurance Holdings Inc.	7,609	223
	First Niagara Financial
	Group Inc.	20,294	218
	Taubman Centers Inc.	3,740	216
	Transatlantic Holdings Inc.	4,182	212
	Cullen/Frost Bankers Inc.	4,100	209
	Arthur J Gallagher & Co.	7,394	209
	Commerce Bancshares Inc.	5,190	205
	Duke Realty Corp.	16,909	201
	Weingarten Realty Investors	8,082	197
	Hospitality Properties Trust	8,263	194
	Eaton Vance Corp.	7,937	194
	Jones Lang LaSalle Inc.	2,874	192
	Raymond James Financial Inc.	6,774	190
	Mack-Cali Realty Corp.	5,820	181
	Waddell & Reed Financial Inc.
	Class A	5,780	180
	Hancock Holding Co.	5,590	175
	Old Republic
	International Corp.	17,071	170
	American Financial Group Inc.	5,055	168
	East West Bancorp Inc.	9,954	166
	SEI Investments Co.	9,670	165
	Brown & Brown Inc.	7,845	165
	Highwoods Properties Inc.	4,828	158
	Jefferies Group Inc.	9,540	157
	City National Corp.	3,168	142
	Valley National Bancorp	11,369	135
	Bank of Hawaii Corp.	3,193	133
*	SVB Financial Group	2,871	132
	Associated Banc-Corp	11,600	128
	Corporate Office
	Properties Trust	4,760	128

12

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
	Omega Healthcare
	Investors Inc.	6,802	123
	Fulton Financial Corp.	13,338	122
	Apollo Investment Corp.	13,113	119
	Prosperity Bancshares Inc.	3,139	119
	Aspen Insurance Holdings Ltd.	4,738	114
	Washington Federal Inc.	7,435	112
	TCF Financial Corp.	10,645	111
	Protective Life Corp.	5,737	109
	Hanover Insurance Group Inc.	3,042	108
	First American Financial Corp.	7,040	107
	Mercury General Corp.	2,385	94
	StanCorp Financial Group Inc.	3,028	93
	FirstMerit Corp.	7,313	91
	Potlatch Corp.	2,687	90
	Webster Financial Corp.	4,922	89
	Kemper Corp.	3,278	84
	Trustmark Corp.	3,813	82
	Westamerica Bancorporation	1,933	82
	Synovus Financial Corp.	52,562	76
	Equity One Inc.	4,145	75
	Cathay General Bancorp	5,264	68
	Greenhill & Co. Inc.	1,709	61
	Astoria Financial Corp.	5,538	57
	BancorpSouth Inc.	4,918	56
	International Bancshares Corp.	3,537	55
	Cousins Properties Inc.	6,940	50
			13,664
Health Care (11.1%)
*	Vertex Pharmaceuticals Inc.	13,800	625
	Perrigo Co.	5,592	530
*	Henry Schein Inc.	6,183	407
*	Mettler-Toledo
	International Inc.	2,152	343
*	ResMed Inc.	10,252	317
*	IDEXX Laboratories Inc.	3,839	306
*	Hologic Inc.	17,505	291
*	Kinetic Concepts Inc.	4,123	278
	Universal Health Services Inc.
	Class B	6,538	272
*	Endo Pharmaceuticals
	Holdings Inc.	7,801	249
	Pharmaceutical Product
	Development Inc.	7,580	239
	Cooper Cos. Inc.	3,142	236
	Omnicare Inc.	7,761	231
*	Allscripts Healthcare
	Solutions Inc.	12,733	229
*	Mednax Inc.	3,215	210
*	Covance Inc.	4,060	201
*	Gen-Probe Inc.	3,209	192
	Techne Corp.	2,485	180
*	Catalyst Health Solutions Inc.	3,331	179
*	AMERIGROUP Corp.	3,320	164

			Market
			Value
		Shares	($000)
	Medicis Pharmaceutical Corp.
	Class A	4,133	161
	Teleflex Inc.	2,696	155
*	Health Net Inc.	6,057	150
*	United Therapeutics Corp.	3,421	148
*	Health Management
	Associates Inc. Class A	16,946	139
	Lincare Holdings Inc.	6,340	136
*	Bio-Rad Laboratories Inc.
	Class A	1,312	132
*	Thoratec Corp.	3,830	131
*	WellCare Health Plans Inc.	2,849	131
*	LifePoint Hospitals Inc.	3,514	129
	Hill-Rom Holdings Inc.	4,228	128
*	Community Health
	Systems Inc.	6,289	128
	STERIS Corp.	3,964	128
	Owens & Minor Inc.	4,267	126
*	Charles River Laboratories
	International Inc.	3,458	114
*	VCA Antech Inc.	5,785	107
	Masimo Corp.	4,000	99
*	Kindred Healthcare Inc.	3,462	45
			7,966
Industrials (14.6%)
	AMETEK Inc.	10,777	421
*	Kansas City Southern	7,355	398
	KBR Inc.	10,144	305
	Donaldson Co. Inc.	5,118	302
	Gardner Denver Inc.	3,500	276
*	AGCO Corp.	6,346	272
	Waste Connections Inc.	7,602	263
*	BE Aerospace Inc.	6,902	240
	Hubbell Inc. Class B	4,034	239
	JB Hunt Transport
	Services Inc.	5,795	233
	Pentair Inc.	6,588	226
	Manpower Inc.	5,502	222
	Timken Co.	5,439	214
	IDEX Corp.	5,548	206
*	Kirby Corp.	3,723	205
	Kennametal Inc.	5,476	202
	Nordson Corp.	4,568	201
	Wabtec Corp.	3,232	197
	SPX Corp.	3,414	194
	Lincoln Electric Holdings Inc.	5,646	192
	MSC Industrial Direct Co.
	Class A	3,025	187
*	URS Corp.	5,264	185
*	Aecom Technology Corp.	7,979	181
	Towers Watson & Co. Class A	3,021	178
*	Copart Inc.	3,999	172
*	Clean Harbors Inc.	3,083	166
	Regal-Beloit Corp.	2,776	163
*	Corrections Corp. of America	7,182	163

13

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
	Carlisle Cos. Inc.	4,097	161
	Graco Inc.	4,060	160
*	Esterline Technologies Corp.	2,046	154
*	Thomas & Betts Corp.	3,510	153
	Trinity Industries Inc.	5,348	147
	Alliant Techsystems Inc.	2,246	143
*	Alaska Air Group Inc.	2,399	139
	Triumph Group Inc.	2,561	134
	Acuity Brands Inc.	2,899	134
	Valmont Industries Inc.	1,433	133
	Crane Co.	3,086	130
	Landstar System Inc.	3,205	130
	Woodward Inc.	3,960	128
	Harsco Corp.	5,400	123
*	Oshkosh Corp.	6,097	120
*	Terex Corp.	7,336	118
	Alexander & Baldwin Inc.	2,784	118
	Watsco Inc.	1,896	113
*	Shaw Group Inc.	4,833	113
	GATX Corp.	3,106	113
*	General Cable Corp.	3,492	105
*	FTI Consulting Inc.	2,815	102
*	Huntington Ingalls
	Industries Inc.	3,265	98
	Con-way Inc.	3,710	95
	Lennox International Inc.	2,999	94
	UTi Worldwide Inc.	6,871	93
	Rollins Inc.	4,244	89
	Brink’s Co.	3,119	80
	Herman Miller Inc.	3,835	76
	Deluxe Corp.	3,442	76
	Corporate Executive Board Co.	2,311	76
*	United Rentals Inc.	4,184	70
	Werner Enterprises Inc.	2,973	69
	Mine Safety Appliances Co.	2,083	64
	HNI Corp.	2,995	62
*	JetBlue Airways Corp.	13,605	59
*	Korn/Ferry International	3,144	51
	Granite Construction Inc.	2,277	47
			10,473
Information Technology (15.2%)
*	ANSYS Inc.	7,480	404
*	Rovi Corp.	7,570	370
*	Alliance Data Systems Corp.	3,421	320
*	Lam Research Corp.	8,333	310
*	Varian Semiconductor
	Equipment Associates Inc.	5,048	309
*	Trimble Navigation Ltd.	8,208	305
*	Informatica Corp.	7,092	296
*	Equinix Inc.	3,141	295
*	Polycom Inc.	11,812	281
*	Atmel Corp.	30,675	280
	Solera Holdings Inc.	4,729	277
	Factset Research
	Systems Inc.	3,089	272
*	Avnet Inc.	10,226	268

			Market
			Value
		Shares	($000)
*	MICROS Systems Inc.	5,429	259
*	Skyworks Solutions Inc.	12,462	257
*	Riverbed Technology Inc.	10,274	255
*	Synopsys Inc.	9,818	254
*	Cree Inc.	7,734	251
	Global Payments Inc.	5,359	246
*	Rackspace Hosting Inc.	6,664	244
*	Arrow Electronics Inc.	7,768	242
*	TIBCO Software Inc.	10,824	242
*	Gartner Inc.	5,794	206
*	Ingram Micro Inc.	10,778	192
*	NCR Corp.	10,616	183
	Cypress Semiconductor Corp.	11,247	178
	Broadridge Financial
	Solutions Inc.	8,257	172
	Jack Henry & Associates Inc.	5,779	169
*	Cadence Design Systems Inc.	18,001	166
	National Instruments Corp.	5,975	152
*	Tech Data Corp.	3,107	146
*	Parametric Technology Corp.	7,947	143
	ADTRAN Inc.	4,329	135
*	Zebra Technologies Corp.	3,658	131
*	Concur Technologies Inc.	3,140	131
*	Vishay Intertechnology Inc.	11,073	126
	Diebold Inc.	4,371	125
*	NeuStar Inc. Class A	4,935	123
*	RF Micro Devices Inc.	18,531	115
*	Fairchild Semiconductor
	International Inc. Class A	8,541	113
	DST Systems Inc.	2,395	112
*	AOL Inc.	7,158	112
*	Itron Inc.	2,718	108
*	International Rectifier Corp.	4,670	106
	Plantronics Inc.	3,220	103
*	Silicon Laboratories Inc.	2,981	103
	Lender Processing
	Services Inc.	5,781	102
*	QLogic Corp.	7,013	98
	Intersil Corp. Class A	8,409	95
*	Semtech Corp.	4,368	93
*	Convergys Corp.	8,122	87
*	CoreLogic Inc.	7,307	84
*	Mentor Graphics Corp.	7,435	83
*	ValueClick Inc.	5,267	81
*	Ciena Corp.	6,360	78
*	Quest Software Inc.	4,076	70
	Fair Isaac Corp.	2,667	68
*	ACI Worldwide Inc.	2,237	67
*	Acxiom Corp.	5,432	60
	Mantech International Corp.
	Class A	1,522	57
*	Integrated Device
	Technology Inc.	9,923	56
*	Digital River Inc.	2,655	53
*	Advent Software Inc.	2,176	51
			10,870

14

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
Materials (7.2%)
	Lubrizol Corp.	4,307	580
	Albemarle Corp.	6,147	312
	Ashland Inc.	5,297	281
	Rock-Tenn Co. Class A	4,555	244
	Aptargroup Inc.	4,499	227
	Domtar Corp.	2,747	221
	Martin Marietta Materials Inc.	3,052	216
	Sonoco Products Co.	6,673	211
	Reliance Steel & Aluminum Co.	5,008	207
	Valspar Corp.	6,270	202
	Steel Dynamics Inc.	14,619	186
	RPM International Inc.	8,730	182
	Temple-Inland Inc.	7,272	176
	Packaging Corp. of America	6,714	170
	Compass Minerals
	International Inc.	2,201	166
	Cabot Corp.	4,389	151
	Cytec Industries Inc.	3,294	150
	Carpenter Technology Corp.	2,947	149
	Scotts Miracle-Gro Co.
	Class A	3,001	146
	Silgan Holdings Inc.	3,284	125
	Sensient Technologies Corp.	3,351	122
	Greif Inc. Class A	2,087	117
	NewMarket Corp.	640	107
	Olin Corp.	5,334	106
*	Intrepid Potash Inc.	2,970	102
	Commercial Metals Co.	7,727	91
	Minerals Technologies Inc.	1,223	71
	Worthington Industries Inc.	3,729	61
*	Louisiana-Pacific Corp.	8,846	59
			5,138
Telecommunication Services (0.5%)
*	tw telecom inc Class A	10,085	195
	Telephone & Data
	Systems Inc.	6,103	156
			351
Utilities (6.1%)
	National Fuel Gas Co.	5,535	339
	OGE Energy Corp.	6,554	328
	NSTAR	6,947	318
	Alliant Energy Corp.	7,426	301
	MDU Resources Group Inc.	12,660	270

		Market
		Value
	Shares	($000)
NV Energy Inc.	15,786	235
DPL Inc.	7,827	234
Questar Corp.	11,879	223
UGI Corp.	7,474	222
AGL Resources Inc.	5,238	217
Aqua America Inc.	9,251	204
Westar Energy Inc.	7,610	203
Atmos Energy Corp.	6,046	203
Great Plains Energy Inc.	9,100	178
Hawaiian Electric
Industries Inc.	6,378	153
Vectren Corp.	5,470	150
Cleco Corp.	4,082	145
WGL Holdings Inc.	3,429	142
IDACORP Inc.	3,318	127
PNM Resources Inc.	5,802	87
Black Hills Corp.	2,638	81
		4,360
Total Investments (99.6%)
(Cost $74,858)		71,427
Other Assets and Liabilities (0.4%)
Other Assets		17,495
Liabilities		(17,214)
		281
Net Assets (100%)		71,708

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		71,427
Receivables for Capital Shares Issued		17,432
Other Assets		63
Total Assets		88,922
Liabilities
Payables for Investment
Securities Purchased		17,146
Other Liabilities		68
Total Liabilities		17,214
Net Assets		71,708

15

S&P Mid-Cap 400 Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	76,721
Undistributed Net Investment Income	237
Accumulated Net Realized Losses	(1,819)
Unrealized Appreciation (Depreciation)	(3,431)
Net Assets	71,708

Institutional Shares—Net Assets
Applicable to 339,890 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	39,604
Net Asset Value Per Share—
Institutional Shares	$116.52

ETF Shares—Net Assets
Applicable to 550,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,104
Net Asset Value Per Share—
ETF Shares	$58.37

See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P Mid-Cap 400 Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	317
Interest[2]	1
Total Income	318
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	11
Custodian Fees	11
Auditing Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	31
Net Investment Income	287
Realized Net Gain (Loss) on Investment Securities Sold	(1,007)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,431)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,151)
1 Inception.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

September 7, 2010[1] to
August 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	287
Realized Net Gain (Loss)	(1,007)
Change in Unrealized Appreciation (Depreciation)	(3,431)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,151)
Distributions
Net Investment Income
Institutional Shares	—
ETF Shares	(27)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(27)
Capital Share Transactions
Institutional Shares	42,228
ETF Shares	33,658
Net Increase (Decrease) from Capital Share Transactions	75,886
Total Increase (Decrease)	71,708
Net Assets
Beginning of Period	—
End of Period[2]	71,708
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $237,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
March 28, 2011[1] to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$128.01
Investment Operations
Net Investment Income	.240
Net Realized and Unrealized Gain (Loss) on Investments	(11.730)
Total from Investment Operations	(11.490)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$116.52

Total Return	-8.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40
Ratio of Total Expenses to Average Net Assets	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.28%[2]
Portfolio Turnover Rate[3]	26%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$49.95
Investment Operations
Net Investment Income	.383
Net Realized and Unrealized Gain (Loss) on Investments	8.217
Total from Investment Operations	8.600
Distributions
Dividends from Net Investment Income	(.180)
Distributions from Realized Capital Gains	—
Total Distributions	(.180)
Net Asset Value, End of Period	$58.37

Total Return	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.21%[2]
Portfolio Turnover Rate[3]	26%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The Financial Highlights included in these financial statements are based on the activity of the Institutional Shares since March 28, 2011. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $9,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

S&P Mid-Cap 400 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s market value was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $811,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $23,000 from undistributed net investment income, and $1,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $237,000 of ordinary income available for distribution. The fund realized losses of $1,816,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $74,861,000. Net unrealized depreciation of investment securities for tax purposes was $3,434,000, consisting of unrealized gains of $1,337,000 on securities that had risen in value since their purchase and $4,771,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $88,810,000 of investment securities and sold $12,943,000 of investment securities, other than temporary cash investments.

22

S&P Mid-Cap 400 Index Fund

F. Capital share transactions for each class of shares were:

		Inception[1] to
	August 31, 2011
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	42,839	345
Issued in Lieu of Cash Distributions	—	—
Redeemed	(611)	(5)
Net Increase (Decrease)—Institutional Shares	42,228	340
ETF Shares
Issued	39,233	650
Issued in Lieu of Cash Distributions	—	—
Redeemed	(5,575)	(100)
Net Increase (Decrease)—ETF Shares	33,658	550

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The table reflects all Institutional Share transactions beginning December 15, 2010.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMFVX		IVOV
Expense Ratio[1]	0.09%		0.21%
30-Day SEC Yield	1.92%		1.80%

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	Index
Number of Stocks	291	289	3,716
Median Market Cap	$3.0B	$3.0B	$30.4B
Price/Earnings Ratio	17.1x	17.1x	14.7x
Price/Book Ratio	1.4x	1.4x	2.0x
Return on Equity	11.7%	11.7%	19.0%
Earnings Growth Rate	-1.4%	-1.4%	7.0%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	48%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	Index
Consumer
Discretionary	8.5%	8.5%	12.3%
Consumer Staples	4.5	4.5	10.5
Energy	7.9	7.9	10.8
Financials	25.9	25.9	14.8
Health Care	7.0	7.0	11.4
Industrials	17.3	17.3	11.0
Information
Technology	8.4	8.4	18.7
Materials	8.9	8.9	4.4
Telecommunication
Services	0.4	0.4	2.6
Utilities	11.2	11.2	3.5

Ten Largest Holdings (% of total net assets)
HollyFrontier Corp.	Oil & Gas Refining
	& Marketing	1.4%
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	1.1
Southern Union Co.	Oil & Gas Storage &
	Transportation	1.0
Vertex Pharmaceuticals
Inc.	Biotechnology	0.9
OGE Energy Corp.	Multi-Utilities	0.9
Ralcorp Holdings Inc.	Packaged Foods &
	Meats	0.9
NSTAR	Multi-Utilities	0.9
KBR Inc.	Construction &
	Engineering	0.9
Alliant Energy Corp.	Multi-Utilities	0.9
Everest Re Group Ltd.	Reinsurance	0.8
Top Ten		9.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated September 7, 2010, and represent estimated costs for the current fiscal year. For the periods from inception through August 31, 2011, the annualized expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

24

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2011
Initial Investment of $10,000

	Total Returns
	Periods Ended August 31, 2011
	Since	Final Value
	Inception	of a $10,000
	(9/7/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
ETF Shares Net Asset Value	12.18%	$11,218
S&P Mid-Cap 400 Value Index Fund
ETF Shares Market Price	11.72	11,172
Dow Jones U.S. Total Stock Market
Index	14.40	11,440

S&P MidCap 400 Value Index	12.39	11,239
Mid-Cap Value Funds Average	11.96	11,196

Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $5,000,000
	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	2.15%	$5,107,436
Dow Jones U.S. Total Stock Market
Index	3.68	5,184,153
S&P MidCap 400 Value Index	2.22	5,110,951

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

25

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2011

Since
Inception
(9/7/2010)
S&P Mid-Cap 400 Value Index Fund
ETF Shares Market Price	11.72%
S&P Mid-Cap 400 Value Index Fund
ETF Shares Net Asset Value	12.18
S&P MidCap 400 Value Index	12.39

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Period Total Returns (%): September 7, 2010, Through August 31, 2011

Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Institutional Shares	11/2/2010	14.95%
ETF Shares	9/7/2010
Market Price		26.28
Net Asset Value		26.26

26

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (8.5%)
*	NVR Inc.	427	272
	Foot Locker Inc.	11,795	246
*	BorgWarner Inc.	3,442	246
*	Mohawk Industries Inc.	4,321	214
*	Toll Brothers Inc.	11,226	193
	Aaron’s Inc.	5,522	147
	Rent-A-Center Inc.	4,879	137
*	Hanesbrands Inc.	4,738	135
*	Saks Inc.	12,544	121
	Wendy’s Co.	23,384	114
	RadioShack Corp.	7,661	100
	American Eagle Outfitters Inc.	8,486	94
	Service Corp. International	8,809	90
*	Career Education Corp.	4,802	81
	Matthews International Corp.
	Class A	2,256	75
	Brinker International Inc.	3,327	75
*	New York Times Co. Class A	9,107	74
	Bob Evans Farms Inc.	2,315	74
	Thor Industries Inc.	3,242	72
	John Wiley & Sons Inc.
	Class A	1,432	70
	American Greetings Corp.
	Class A	3,089	66
*	Eastman Kodak Co.	20,557	65
	Regis Corp.	4,414	65
*	Timberland Co. Class A	1,504	65
*	Collective Brands Inc.	4,704	63
	MDC Holdings Inc.	2,893	57
*	Office Depot Inc.	21,662	56
	International Speedway Corp.
	Class A	2,229	56
	Scholastic Corp.	1,821	51
*	Scientific Games Corp.
	Class A	4,870	43
	Meredith Corp.	1,615	42
	Barnes & Noble Inc.	3,004	40
	Ryland Group Inc.	3,393	40

			Market
			Value
		Shares	($000)
	KB Home	5,520	36
*	99 Cents Only Stores	1,810	34
*	Boyd Gaming Corp.	91	1
	Harte-Hanks Inc.	67	1
			3,411
Consumer Staples (4.5%)
*	Ralcorp Holdings Inc.	4,220	365
*	Smithfield Foods Inc.	12,731	279
	Church & Dwight Co. Inc.	5,480	239
*	Energizer Holdings Inc.	3,047	230
*	BJ’s Wholesale Club Inc.	4,192	213
	Ruddick Corp.	3,280	134
	Corn Products
	International Inc.	2,634	123
	Flowers Foods Inc.	4,061	77
	Universal Corp.	1,769	72
	Lancaster Colony Corp.	625	38
	Tootsie Roll Industries Inc.	1,093	28
			1,798
Energy (7.9%)
	HollyFrontier Corp.	7,986	573
	Southern Union Co.	9,561	400
*	Plains Exploration &
	Production Co.	10,811	318
	Patterson-UTI Energy Inc.	11,846	290
	Energen Corp.	5,526	271
	Tidewater Inc.	3,977	213
	Cimarex Energy Co.	2,756	196
	Arch Coal Inc.	8,793	179
	SM Energy Co.	2,048	157
*	Unit Corp.	3,065	146
*	Helix Energy Solutions
	Group Inc.	8,128	137
*	Forest Oil Corp.	4,861	95
*	Comstock Resources Inc.	3,639	74
*	Exterran Holdings Inc.	4,884	58
*	Patriot Coal Corp.	3,488	51
	Overseas Shipholding
	Group Inc.	2,050	37
			3,195

27

S&P Mid-Cap 400 Value Index Fund

		Market
		Value
	Shares	($000)
Financials (25.9%)
New York Community
Bancorp Inc.	33,531	430
Everest Re Group Ltd.	4,162	336
Reinsurance Group of
America Inc. Class A	5,666	302
Fidelity National Financial Inc.
Class A	17,118	291
WR Berkley Corp.	8,906	275
HCC Insurance Holdings Inc.	8,717	255
First Niagara Financial
Group Inc.	23,247	250
Transatlantic Holdings Inc.	4,790	243
UDR Inc.	9,070	242
Cullen/Frost Bankers Inc.	4,696	239
Commerce Bancshares Inc.	5,945	235
Hospitality Properties Trust	9,465	222
Raymond James Financial Inc.	7,760	218
Rayonier Inc.	4,853	204
Alexandria Real Estate
Equities Inc.	2,794	203
Hancock Holding Co.	6,404	200
Federal Realty
Investment Trust	2,195	199
Old Republic
International Corp.	19,555	194
American Financial Group Inc.	5,791	193
East West Bancorp Inc.	11,402	190
Camden Property Trust	2,744	183
Liberty Property Trust	5,303	180
Essex Property Trust Inc.	1,224	176
Regency Centers Corp.	3,998	165
City National Corp.	3,629	163
Valley National Bancorp	13,022	155
Senior Housing
Properties Trust	6,405	152
Weingarten Realty Investors	6,202	151
* Affiliated Managers Group Inc.	1,716	150
Duke Realty Corp.	12,590	149
Associated Banc-Corp	13,288	146
BRE Properties Inc.	2,815	142
Fulton Financial Corp.	15,277	140
Mack-Cali Realty Corp.	4,466	139
Apollo Investment Corp.	15,023	137
Arthur J Gallagher & Co.	4,827	136
Prosperity Bancshares Inc.	3,597	136
Washington Federal Inc.	8,520	128
TCF Financial Corp.	12,197	127
Protective Life Corp.	6,575	125
Hanover Insurance Group Inc.	3,486	124
First American Financial Corp.	8,069	123
Realty Income Corp.	3,502	121
Jefferies Group Inc.	7,001	115
Mercury General Corp.	2,736	108
Highwoods Properties Inc.	3,268	107
StanCorp Financial Group Inc.	3,473	106

			Market
			Value
		Shares	($000)
	FirstMerit Corp.	8,386	105
	Webster Financial Corp.	5,647	102
	Brown & Brown Inc.	4,861	102
	Bank of Hawaii Corp.	2,382	99
*	SVB Financial Group	2,141	99
	Kemper Corp.	3,763	97
	SEI Investments Co.	5,629	96
	Trustmark Corp.	4,375	94
	Synovus Financial Corp.	59,988	87
	Eaton Vance Corp.	3,533	86
	Equity One Inc.	4,759	86
	Cathay General Bancorp	6,048	78
	Aspen Insurance Holdings Ltd.	3,029	73
	Potlatch Corp.	2,056	69
	Omega Healthcare
	Investors Inc.	3,728	68
	Astoria Financial Corp.	6,322	65
	Taubman Centers Inc.	1,110	64
	BancorpSouth Inc.	5,614	63
	International Bancshares Corp.	4,034	63
	Cousins Properties Inc.	7,919	57
	Westamerica Bancorporation	1,259	53
	Greenhill & Co. Inc.	995	35
			10,446
Health Care (7.0%)
*	Vertex Pharmaceuticals Inc.	8,372	379
	Omnicare Inc.	8,890	264
*	Hologic Inc.	13,235	220
*	Henry Schein Inc.	3,254	214
	Teleflex Inc.	3,089	178
*	Health Net Inc.	6,939	171
	Pharmaceutical Product
	Development Inc.	5,296	167
*	LifePoint Hospitals Inc.	4,025	148
*	Community Health
	Systems Inc.	7,203	147
	Owens & Minor Inc.	4,887	144
*	Covance Inc.	2,050	102
	Hill-Rom Holdings Inc.	2,944	89
	Techne Corp.	1,199	87
*	AMERIGROUP Corp.	1,479	73
*	WellCare Health Plans Inc.	1,595	73
	STERIS Corp.	2,262	73
*	Charles River Laboratories
	International Inc.	2,186	72
*	Bio-Rad Laboratories Inc.
	Class A	629	63
*	VCA Antech Inc.	3,302	61
*	Kindred Healthcare Inc.	3,952	51
	Masimo Corp.	1,827	45
			2,821
Industrials (17.3%)
	KBR Inc.	11,619	349
	Pentair Inc.	7,547	259
	Manpower Inc.	6,303	254
*	Kansas City Southern	4,627	251

28

S&P Mid-Cap 400 Value Index Fund

			Market
			Value
		Shares	($000)
*	URS Corp.	6,028	211
*	Aecom Technology Corp.	9,140	208
	Carlisle Cos. Inc.	4,694	184
	AMETEK Inc.	4,563	178
*	Esterline Technologies Corp.	2,343	176
	Trinity Industries Inc.	6,126	169
	Alliant Techsystems Inc.	2,572	163
	Donaldson Co. Inc.	2,693	159
	Kennametal Inc.	4,203	155
*	AGCO Corp.	3,490	149
	Lincoln Electric Holdings Inc.	4,205	143
	Harsco Corp.	6,186	141
*	Terex Corp.	8,406	136
	Alexander & Baldwin Inc.	3,191	135
*	Shaw Group Inc.	5,539	129
	GATX Corp.	3,558	129
	Hubbell Inc. Class B	2,174	129
	JB Hunt Transport
	Services Inc.	3,120	125
	Timken Co.	3,179	125
	Waste Connections Inc.	3,571	124
	Towers Watson & Co.
	Class A	2,078	123
	SPX Corp.	1,997	114
	Regal-Beloit Corp.	1,876	110
	Con-way Inc.	4,254	109
*	Clean Harbors Inc.	2,016	109
	IDEX Corp.	2,801	104
*	Kirby Corp.	1,879	103
	Nordson Corp.	2,202	97
	Acuity Brands Inc.	2,096	96
	Graco Inc.	2,424	96
	Landstar System Inc.	2,355	95
	Wabtec Corp.	1,559	95
	MSC Industrial Direct Co.
	Class A	1,494	92
	Brink’s Co.	3,580	92
	Watsco Inc.	1,394	83
*	Corrections Corp. of America	3,549	81
	Werner Enterprises Inc.	3,415	79
*	General Cable Corp.	2,511	76
	Mine Safety Appliances Co.	2,377	73
	HNI Corp.	3,418	70
	UTi Worldwide Inc.	5,099	69
*	JetBlue Airways Corp.	15,529	68
*	Alaska Air Group Inc.	1,122	65
*	Thomas & Betts Corp.	1,482	65
	Lennox International Inc.	2,055	64
*	Oshkosh Corp.	3,133	62
	Crane Co.	1,445	61
*	Korn/Ferry International	3,589	58
	Herman Miller Inc.	2,803	56
*	FTI Consulting Inc.	1,510	55
	Granite Construction Inc.	2,599	54
	Deluxe Corp.	2,398	53
	Valmont Industries Inc.	541	50

			Market
			Value
		Shares	($000)
*	United Rentals Inc.	2,819	47
*	Huntington Ingalls
	Industries Inc.	1,497	45
	Corporate Executive Board Co.	1,112	37
			6,987
Information Technology (8.4%)
*	Avnet Inc.	11,714	307
*	Arrow Electronics Inc.	8,898	278
*	Ingram Micro Inc.	12,346	220
*	NCR Corp.	12,161	210
*	Varian Semiconductor
	Equipment Associates Inc.	2,891	177
*	Lam Research Corp.	4,678	174
*	Tech Data Corp.	3,558	167
	Diebold Inc.	5,006	143
*	Synopsys Inc.	5,286	137
*	Trimble Navigation Ltd.	3,482	129
*	AOL Inc.	8,203	128
	Intersil Corp. Class A	9,642	108
*	Cadence Design Systems Inc.	11,151	103
*	Convergys Corp.	9,269	99
	Broadridge Financial
	Solutions Inc.	4,643	97
*	CoreLogic Inc.	8,340	95
	National Instruments Corp.	3,227	82
*	Parametric Technology Corp.	4,475	81
*	International Rectifier Corp.	2,878	66
	DST Systems Inc.	1,367	64
*	Integrated Device
	Technology Inc.	11,321	64
*	Mentor Graphics Corp.	5,518	62
*	Vishay Intertechnology Inc.	5,309	60
*	Fairchild Semiconductor
	International Inc. Class A	4,192	56
	Fair Isaac Corp.	1,949	50
*	Ciena Corp.	3,703	45
	Plantronics Inc.	1,328	43
*	Acxiom Corp.	3,474	38
*	Itron Inc.	931	37
*	ValueClick Inc.	2,112	32
	Mantech International Corp.
	Class A	854	32
			3,384
Materials (8.9%)
	Ashland Inc.	6,068	322
	Sonoco Products Co.	7,644	241
	Reliance Steel &
	Aluminum Co.	5,738	238
	Valspar Corp.	7,183	232
	Steel Dynamics Inc.	16,746	213
	RPM International Inc.	10,000	208
	Temple-Inland Inc.	8,304	201
	Cabot Corp.	5,029	173
	Cytec Industries Inc.	3,772	171
	Martin Marietta Materials Inc.	2,308	163
	Sensient Technologies Corp.	3,839	140

29

S&P Mid-Cap 400 Value Index Fund

		Market
		Value
	Shares	($000)
Greif Inc. Class A	2,391	134
Rock-Tenn Co. Class A	2,402	129
Aptargroup Inc.	2,425	122
Olin Corp.	6,114	122
Carpenter Technology Corp.	2,130	108
Commercial Metals Co.	8,863	104
Packaging Corp. of America	3,852	98
Scotts Miracle-Gro Co. Class A	1,690	82
Minerals Technologies Inc.	1,396	81
Domtar Corp.	941	76
Silgan Holdings Inc.	1,911	73
Worthington Industries Inc.	4,256	69
* Louisiana-Pacific Corp.	10,097	67
		3,567
Telecommunication Services (0.4%)
Telephone & Data Systems Inc.	6,991	179

Utilities (11.2%)
OGE Energy Corp.	7,506	376
NSTAR	7,942	363
Alliant Energy Corp.	8,506	345
MDU Resources Group Inc.	14,475	309
NV Energy Inc.	18,084	270
Questar Corp.	13,608	255
UGI Corp.	8,560	255
AGL Resources Inc.	6,000	249
Westar Energy Inc.	8,718	232
Atmos Energy Corp.	6,925	232
Great Plains Energy Inc.	10,424	204
National Fuel Gas Co.	3,044	187
Hawaiian Electric
Industries Inc.	7,306	175
Vectren Corp.	6,266	171
Cleco Corp.	4,676	166
WGL Holdings Inc.	3,929	162
IDACORP Inc.	3,799	145
DPL Inc.	4,663	140
Aqua America Inc.	5,197	115
PNM Resources Inc.	6,656	100
Black Hills Corp.	1,512	46
		4,497
Total Investments
(Cost $43,341)		40,285
Other Assets and Liabilities (0.0%)
Other Assets		5,777
Liabilities		(5,780)
		(3)
Net Assets (100%)		40,282

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	40,285
Receivables for Investment
Securities Sold	5,714
Other Assets	63
Total Assets	46,062
Liabilities
Payables for Investment
Securities Purchased	5,728
Other Liabilities	52
Total Liabilities	5,780
Net Assets	40,282

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	44,242
Undistributed Net Investment Income	377
Accumulated Net Realized Losses	(1,281)
Unrealized Appreciation (Depreciation)	(3,056)
Net Assets	40,282

Institutional Shares—Net Assets
Applicable to 312,168 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,713
Net Asset Value Per Share—
Institutional Shares	$111.20

ETF Shares—Net Assets
Applicable to 100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,569
Net Asset Value Per Share—
ETF Shares	$55.69

See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

30

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	460
Total Income	460
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	5
Custodian Fees	11
Auditing Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	24
Net Investment Income	436
Realized Net Gain (Loss) on Investment Securities Sold	(457)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,077)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

31

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

September 7, 2010[1] to
August 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	436
Realized Net Gain (Loss)	(457)
Change in Unrealized Appreciation (Depreciation)	(3,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,077)
Distributions
Net Investment Income
Institutional Shares	(46)
ETF Shares	(13)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(59)
Capital Share Transactions
Institutional Shares	37,945
ETF Shares	5,473
Net Increase (Decrease) from Capital Share Transactions	43,418
Total Increase (Decrease)	40,282
Net Assets
Beginning of Period	—
End of Period[2]	40,282
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $377,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
November 2, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$109.35
Investment Operations
Net Investment Income	1.146
Net Realized and Unrealized Gain (Loss) on Investments	1.233
Total from Investment Operations	2.379
Distributions
Dividends from Net Investment Income	(.529)
Distributions from Realized Capital Gains	—
Total Distributions	(.529)
Net Asset Value, End of Period	$111.20

Total Return	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35
Ratio of Total Expenses to Average Net Assets	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.94%[2]
Portfolio Turnover Rate[3]	48%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$49.86
Investment Operations
Net Investment Income	.746
Net Realized and Unrealized Gain (Loss) on Investments	5.340
Total from Investment Operations	6.086
Distributions
Dividends from Net Investment Income	(.256)
Distributions from Realized Capital Gains	—
Total Distributions	(.256)
Net Asset Value, End of Period	$55.69

Total Return	12.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6
Ratio of Total Expenses to Average Net Assets	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	1.82%[2]
Portfolio Turnover Rate[3]	48%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on November 2, 2010. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had

35

S&P Mid-Cap 400 Value Index Fund

contributed capital of $7,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s market value was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $824,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $378,000 of ordinary income available for distribution. The fund realized losses of $1,272,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $43,351,000. Net unrealized depreciation of investment securities for tax purposes was $3,066,000, consisting of unrealized gains of $716,000 on securities that had risen in value since their purchase and $3,782,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $63,533,000 of investment securities and sold $19,731,000 of investment securities, other than temporary cash investments.

36

S&P Mid-Cap 400 Value Index Fund

F. Capital share transactions for each class of shares were:

		Inception[1] to
	August 31, 2011
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	39,075	322
Issued in Lieu of Cash Distributions	46	—
Redeemed	(1,176)	(10)
Net Increase (Decrease)—Institutional Shares	37,945	312
ETF Shares
Issued	13,747	250
Issued in Lieu of Cash Distributions	—	—
Redeemed	(8,274)	(150)
Net Increase (Decrease)—ETF Shares	5,473	100

1 Inception was September 7, 2010, for the ETF Shares and November 2, 2010, for the Institutional Shares.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

37

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2011

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMFGX		IVOG
Expense Ratio[1]	0.08%		0.20%
30-Day SEC Yield	0.79%		0.67%

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Growth	Market
	Fund	Index	Index
Number of Stocks	244	244	3,716
Median Market Cap	$3.7B	$3.7B	$30.4B
Price/Earnings Ratio	19.6x	19.6x	14.7x
Price/Book Ratio	2.8x	2.8x	2.0x
Return on Equity	16.3%	16.3%	19.0%
Earnings Growth Rate 13.6%		13.6%	7.0%
Dividend Yield	0.9%	0.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	40%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	19.2%	19.2%	12.3%
Consumer Staples	5.2	5.2	10.5
Energy	6.7	6.7	10.8
Financials	12.6	12.6	14.8
Health Care	15.2	15.2	11.4
Industrials	12.1	12.1	11.0
Information
Technology	21.7	21.7	18.7
Materials	5.6	5.6	4.4
Telecommunication
Services	0.5	0.5	2.6
Utilities	1.2	1.2	3.5

Ten Largest Holdings (% of total net assets)
Green Mountain Coffee	Packaged Foods &
Roasters Inc.	Meats	2.4%
Dollar Tree Inc.	General
	Merchandise Stores	1.6
Lubrizol Corp.	Specialty Chemcials	1.6
Perrigo Co.	Pharmaceuticals	1.5
Macerich Co.	Retail REITs	1.2
SL Green Realty Corp.	Office REITs	1.1
Hansen Natural Corp.	Soft Drinks	1.1
Rovi Corp.	Systems Software	1.0
Mettler-Toledo	Life Sciences Tools
International Inc.	& Services	0.9
ANSYS Inc.	Application
	Software	0.9
Top Ten		13.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated September 7, 2010, and represent estimated costs for the current fiscal year. For the periods from inception through August 31, 2011, the annualized expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

38

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2011
Initial Investment of $10,000

	Total Returns
	Periods Ended August 31, 2011
	Since	Final Value
	Inception	of a $10,000
	(9/7/2010)	Investment
S&P Mid-Cap 400 Growth Index Fund
ETF Shares Net Asset Value	22.36%	$12,236
S&P Mid-Cap 400 Growth Index Fund
ETF Shares Market Price	22.42	12,242
Dow Jones U.S. Total Stock Market
Index	14.40	11,440

S&P MidCap 400 Growth Index	22.56	12,256
Mid-Cap Growth Funds Average	17.78	11,778

Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $5,000,000
	(3/28/2011)[1]	Investment
S&P Mid-Cap 400 Growth Index Fund Institutional Shares	-6.57%	$4,671,740
Dow Jones U.S. Total Stock Market Index	-6.81	4,659,341
S&P MidCap 400 Growth Index	-6.55	4,672,748

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

39

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2011

Since
Inception
(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund
ETF Shares Market Price	22.42%
S&P Mid-Cap 400 Growth Index Fund
ETF Shares Net Asset Value	22.36
S&P MidCap 400 Growth Index	22.56

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards

Fiscal-Period Total Returns (%): September 7, 2010, Through August 31, 2011

Total Returns: Periods Ended June 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Institutional Shares	3/28/2011[1]	3.46%
ETF Shares	9/7/2010
Market Price		35.53
Net Asset Value		35.51

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

40

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (19.2%)
*	Dollar Tree Inc.	11,999	857
*	Fossil Inc.	4,905	474
	PetSmart Inc.	11,127	469
	Advance Auto Parts Inc.	7,519	457
*	BorgWarner Inc.	6,339	453
	PVH Corp.	6,608	440
	Tractor Supply Co.	7,088	435
	Tupperware Brands Corp.	6,123	407
	Polaris Industries Inc.	3,372	370
*	LKQ Corp.	14,332	367
	Gentex Corp.	14,022	364
*	Panera Bread Co. Class A	2,988	344
	Williams-Sonoma Inc.	10,313	341
*	Deckers Outdoor Corp.	3,800	338
*	Dick’s Sporting Goods Inc.	8,969	315
*	Under Armour Inc. Class A	3,500	248
	Sotheby’s	6,626	247
	Chico’s FAS Inc.	17,282	241
*	Warnaco Group Inc.	4,316	230
	Guess? Inc.	6,268	214
*	AMC Networks Inc. Class A	5,645	209
*	Ascena Retail Group Inc.	6,752	192
*	ITT Educational Services Inc.	2,258	163
*	Life Time Fitness Inc.	4,146	159
*	Cheesecake Factory Inc.	5,717	157
*	DreamWorks Animation
	SKG Inc. Class A	6,962	147
	John Wiley & Sons Inc.
	Class A	2,756	134
*	Bally Technologies Inc.	4,231	133
	Service Corp. International	12,181	124
*	WMS Industries Inc.	5,617	123
*	Valassis Communications Inc.	4,820	122
*	ANN Inc.	5,106	120
*	Lamar Advertising Co.
	Class A	5,646	118
	Strayer Education Inc.	1,202	114
*	Hanesbrands Inc.	3,409	97

			Market
			Value
		Shares	($000)
	Brinker International Inc.	4,077	92
	American Eagle Outfitters Inc.	8,222	91
*	Aeropostale Inc.	7,920	89
*	Timberland Co. Class A	1,931	83
*	99 Cents Only Stores	2,320	43
	Meredith Corp.	1,508	39
			10,160
Consumer Staples (5.2%)
*	Green Mountain Coffee
	Roasters Inc.	12,255	1,284
*	Hansen Natural Corp.	6,766	577
	Church & Dwight Co. Inc.	7,012	305
*	Energizer Holdings Inc.	2,939	222
	Corn Products
	International Inc.	4,117	193
	Flowers Foods Inc.	5,842	111
	Lancaster Colony Corp.	1,062	64
	Tootsie Roll Industries Inc.	1,065	27
			2,783
Energy (6.7%)
	Oceaneering International Inc.	10,650	455
	Cimarex Energy Co.	4,867	346
*	Oil States International Inc.	5,032	333
*	Dresser-Rand Group Inc.	7,826	332
	CARBO Ceramics Inc.	1,863	298
	SM Energy Co.	3,620	277
*	Superior Energy Services Inc.	7,828	276
*	Atwood Oceanics Inc.	5,529	233
*	Bill Barrett Corp.	4,630	222
*	Dril-Quip Inc.	3,380	219
	Arch Coal Inc.	9,580	195
*	Quicksilver Resources Inc.	11,583	110
*	Northern Oil and Gas Inc.	5,327	109
*	Forest Oil Corp.	4,905	95
*	Patriot Coal Corp.	4,480	66
			3,566
Financials (12.6%)
	Macerich Co.	12,845	630
	SL Green Realty Corp.	8,134	588
*	MSCI Inc. Class A	11,787	407

41

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value
		Shares	($000)
	Federal Realty
	Investment Trust	3,297	299
	Jones Lang LaSalle Inc.	4,211	282
	Realty Income Corp.	7,977	277
	Waddell & Reed Financial Inc.
	Class A	8,486	265
	UDR Inc.	9,904	264
*	Affiliated Managers Group Inc.	2,911	254
	Rayonier Inc.	5,742	241
	Essex Property Trust Inc.	1,630	234
	Taubman Centers Inc.	4,057	234
	Camden Property Trust	3,373	225
	Corporate Office
	Properties Trust	6,975	187
	BRE Properties Inc.	3,601	181
	Alexandria Real
	Estate Equities Inc.	2,484	181
	Eaton Vance Corp.	7,095	173
	Senior Housing
	Properties Trust	6,703	159
	Liberty Property Trust	4,522	153
	Regency Centers Corp.	3,703	153
	Arthur J Gallagher & Co.	4,659	131
	SEI Investments Co.	6,944	119
	Brown & Brown Inc.	5,290	111
	Duke Realty Corp.	8,675	103
	Weingarten Realty Investors	3,910	95
	Highwoods Properties Inc.	2,902	95
	Omega Healthcare
	Investors Inc.	5,184	94
	Mack-Cali Realty Corp.	2,816	88
	Jefferies Group Inc.	5,035	83
	Aspen Insurance Holdings Ltd.	3,062	73
	Bank of Hawaii Corp.	1,642	68
*	SVB Financial Group	1,476	68
	Westamerica Bancorporation	1,222	52
	Potlatch Corp.	1,303	44
	Greenhill & Co. Inc.	1,228	44
			6,655
Health Care (15.2%)
	Perrigo Co.	8,189	776
*	Mettler-Toledo
	International Inc.	3,154	502
*	ResMed Inc.	15,005	465
*	IDEXX Laboratories Inc.	5,627	449
*	Vertex Pharmaceuticals Inc.	9,499	430
*	Kinetic Concepts Inc.	6,050	409
	Universal Health Services Inc.
	Class B	9,595	399
*	Endo Pharmaceuticals
	Holdings Inc.	11,434	365
	Cooper Cos. Inc.	4,611	347
*	Allscripts Healthcare
	Solutions Inc.	18,688	335
*	Henry Schein Inc.	4,887	322

			Market
			Value
		Shares	($000)
*	Mednax Inc.	4,711	308
*	Gen-Probe Inc.	4,711	282
*	Catalyst Health Solutions Inc.	4,890	263
	Medicis Pharmaceutical Corp.
	Class A	6,057	236
*	United Therapeutics Corp.	5,013	216
*	Health Management
	Associates Inc. Class A	24,831	204
	Lincare Holdings Inc.	9,290	200
*	Thoratec Corp.	5,611	192
*	Covance Inc.	3,332	165
	Techne Corp.	2,112	153
*	AMERIGROUP Corp.	2,969	147
*	Hologic Inc.	8,722	145
	Pharmaceutical Product
	Development Inc.	4,332	136
*	Bio-Rad Laboratories Inc.
	Class A	1,116	112
*	WellCare Health Plans Inc.	2,130	98
	STERIS Corp.	2,905	93
	Masimo Corp.	3,518	87
*	VCA Antech Inc.	4,247	79
*	Charles River Laboratories
	International Inc.	2,285	76
	Hill-Rom Holdings Inc.	2,422	73
			8,064
Industrials (12.1%)
	Gardner Denver Inc.	5,129	404
	AMETEK Inc.	9,940	388
*	BE Aerospace Inc.	10,130	353
*	Kansas City Southern	4,845	262
*	Copart Inc.	5,861	252
	Donaldson Co. Inc.	4,044	239
	Waste Connections Inc.	6,573	227
*	AGCO Corp.	4,836	207
	Triumph Group Inc.	3,752	197
	Woodward Inc.	5,802	188
	Hubbell Inc. Class B	3,133	185
	JB Hunt Transport
	Services Inc.	4,500	181
	Nordson Corp.	3,883	170
	IDEX Corp.	4,552	169
*	Kirby Corp.	3,055	168
	Wabtec Corp.	2,747	167
	MSC Industrial Direct Co.
	Class A	2,527	156
	Timken Co.	3,907	154
*	Thomas & Betts Corp.	3,240	142
	SPX Corp.	2,452	139
*	Corrections Corp. of America	6,000	136
	Valmont Industries Inc.	1,407	130
	Rollins Inc.	6,219	130
*	Alaska Air Group Inc.	2,074	120
	Graco Inc.	2,856	113
	Crane Co.	2,668	113

42

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Clean Harbors Inc.	1,943	105
	Towers Watson & Co. Class A	1,771	104
	Lincoln Electric Holdings Inc.	2,897	99
	Regal-Beloit Corp.	1,670	98
	Kennametal Inc.	2,649	98
*	Oshkosh Corp.	4,916	97
*	Huntington Ingalls
	Industries Inc.	2,871	86
*	FTI Consulting Inc.	2,194	80
	Acuity Brands Inc.	1,575	72
	Landstar System Inc.	1,694	69
	Corporate Executive Board Co.	1,969	65
	Watsco Inc.	1,002	60
*	General Cable Corp.	1,895	57
	Lennox International Inc.	1,760	55
	UTi Worldwide Inc.	3,528	48
	Deluxe Corp.	1,974	44
*	United Rentals Inc.	2,517	42
	Herman Miller Inc.	2,031	40
			6,409
Information Technology (21.7%)
*	Rovi Corp.	11,082	542
*	ANSYS Inc.	9,009	486
*	Alliance Data Systems Corp.	5,006	468
*	Informatica Corp.	10,379	434
*	Equinix Inc.	4,596	432
*	Polycom Inc.	17,335	413
*	Atmel Corp.	44,885	409
	Solera Holdings Inc.	6,931	406
	Factset Research
	Systems Inc.	4,527	398
*	MICROS Systems Inc.	7,958	379
*	Skyworks Solutions Inc.	18,290	377
*	Riverbed Technology Inc.	15,052	373
*	Cree Inc.	11,344	368
	Global Payments Inc.	7,866	360
*	Rackspace Hosting Inc.	9,767	357
*	TIBCO Software Inc.	15,886	356
*	Gartner Inc.	8,504	303
*	Trimble Navigation Ltd.	7,592	282
	Cypress Semiconductor Corp.	16,510	261
	Jack Henry & Associates Inc.	8,468	248
*	Lam Research Corp.	6,227	231
*	Varian Semiconductor
	Equipment Associates Inc.	3,699	227
*	Synopsys Inc.	7,626	197
	ADTRAN Inc.	6,343	197
*	Zebra Technologies Corp.	5,360	193
*	Concur Technologies Inc.	4,602	192
*	NeuStar Inc. Class A	7,232	181
*	RF Micro Devices Inc.	27,156	169
*	Silicon Laboratories Inc.	4,368	151
	Lender Processing
	Services Inc.	8,471	149
*	QLogic Corp.	10,277	144

			Market
			Value
		Shares	($000)
*	Semtech Corp.	6,401	137
	Broadridge Financial
	Solutions Inc.	6,172	128
	National Instruments Corp.	4,641	118
*	Cadence Design Systems Inc.	12,136	112
*	Itron Inc.	2,788	111
*	Vishay Intertechnology Inc.	9,413	107
*	Parametric Technology Corp.	5,940	107
*	Quest Software Inc.	5,973	103
*	ACI Worldwide Inc.	3,279	98
	Plantronics Inc.	3,021	97
*	Fairchild Semiconductor
	International Inc. Class A	7,135	95
	DST Systems Inc.	1,759	83
*	Digital River Inc.	3,891	78
*	ValueClick Inc.	5,028	77
*	Advent Software Inc.	3,195	74
*	International Rectifier Corp.	3,154	72
*	Ciena Corp.	4,570	56
*	Mentor Graphics Corp.	3,824	43
	Mantech International Corp.
	Class A	1,140	43
*	Acxiom Corp.	3,507	38
	Fair Isaac Corp.	1,414	36
			11,496
Materials (5.6%)
	Lubrizol Corp.	6,309	850
	Albemarle Corp.	8,997	456
	Compass Minerals
	International Inc.	3,231	244
	Domtar Corp.	2,817	226
	Rock-Tenn Co. Class A	3,604	194
	Aptargroup Inc.	3,494	176
	NewMarket Corp.	938	157
*	Intrepid Potash Inc.	4,352	149
	Packaging Corp. of America	4,920	125
	Scotts Miracle-Gro Co.
	Class A	2,244	109
	Martin Marietta Materials Inc.	1,521	108
	Silgan Holdings Inc.	2,359	90
	Carpenter Technology Corp.	1,602	81
			2,965
Telecommunication Services (0.5%)
*	tw telecom inc Class A	14,805	285

Utilities (1.2%)
	National Fuel Gas Co.	4,218	259
	DPL Inc.	5,505	165
	Aqua America Inc.	6,914	152
	Black Hills Corp.	1,937	59
			635
Total Investments
(Cost $54,468)			53,018

43

S&P Mid-Cap 400 Growth Index Fund

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	85
Liabilities	(96)
(11)
Net Assets (100%)	53,007

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	53,018
Other Assets	85
Total Assets	53,103
Liabilities
Payables for Securities Purchased	26
Other Liabilities	70
Total Liabilities	96
Net Assets	53,007

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	55,658
Undistributed Net Investment Income	154
Accumulated Net Realized Losses	(1,355)
Unrealized Appreciation (Depreciation)	(1,450)
Net Assets	53,007

Institutional Shares—Net Assets
Applicable to 184,648 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	22,442
Net Asset Value Per Share—
Institutional Shares	$121.54

ETF Shares—Net Assets
Applicable to 500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	30,565
Net Asset Value Per Share—
ETF Shares	$61.13

See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

44

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	233
Interest[2]	1
Total Income	234
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	23
Custodian Fees	14
Auditing Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	47
Net Investment Income	187
Realized Net Gain (Loss) on Investment Securities Sold	(457)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,450)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,720)
1 Inception.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

September 7, 2010[1] to
August 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	187
Realized Net Gain (Loss)	(457)
Change in Unrealized Appreciation (Depreciation)	(1,450)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,720)
Distributions
Net Investment Income
Institutional Shares	—
ETF Shares	(20)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(20)
Capital Share Transactions
Institutional Shares	24,410
ETF Shares	30,337
Net Increase (Decrease) from Capital Share Transactions	54,747
Total Increase (Decrease)	53,007
Net Assets
Beginning of Period	—
End of Period[2]	53,007
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $154,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
March 28, 2011[1] to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$130.08
Investment Operations
Net Investment Income	.304
Net Realized and Unrealized Gain (Loss) on Investments	(8.844)
Total from Investment Operations	(8.540)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$121.54

Total Return	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22
Ratio of Total Expenses to Average Net Assets	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	0.75%[2]
Portfolio Turnover Rate[3]	40%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1] to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$50.04
Investment Operations
Net Investment Income	.280
Net Realized and Unrealized Gain (Loss) on Investments	10.910
Total from Investment Operations	11.190
Distributions
Dividends from Net Investment Income	(.100)
Distributions from Realized Capital Gains	—
Total Distributions	(.100)
Net Asset Value, End of Period	$61.13

Total Return	22.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31
Ratio of Total Expenses to Average Net Assets	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	0.63%[2]
Portfolio Turnover Rate[3]	40%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The Financial Highlights included in these financial statements are based on the activity of the Institutional Shares since March 28, 2011. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital

49

S&P Mid-Cap 400 Growth Index Fund

of $9,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s market value was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $896,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $13,000 from undistributed net investment income, and $2,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $154,000 of ordinary income available for distribution. The fund realized losses of $1,350,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $54,473,000. Net unrealized depreciation of investment securities for tax purposes was $1,455,000, consisting of unrealized gains of $2,503,000 on securities that had risen in value since their purchase and $3,958,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $73,409,000 of investment securities and sold $18,482,000 of investment securities, other than temporary cash investments.

50

S&P Mid-Cap 400 Growth Index Fund

F. Capital share transactions for each class of shares were:

		Inception[1] to
	August 31, 2011
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	26,992	205
Issued in Lieu of Cash Distributions	—	—
Redeemed	(2,582)	(20)
Net Increase (Decrease)—Institutional Shares	24,410	185
ETF Shares
Issued	36,105	600
Issued in Lieu of Cash Distributions	—	—
Redeemed	(5,768)	(100)
Net Increase (Decrease)—ETF Shares	30,337	500

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The table reflects all Institutional transactions beginning December 15, 2010.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

51

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund:

In our opinion, the accompanying statements of net assets, the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period September 7, 2010 (commencement of operations) through August 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 13, 2011

52

Special 2011 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the period ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Qualified Dividend Income
Index Fund	($000)
S&P Mid-Cap 400 Index	22
S&P Mid-Cap 400 Value Index	43
S&P Mid-Cap 400 Growth Index	15

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
S&P Mid-Cap 400 Index	82.8%
S&P Mid-Cap 400 Value Index	83.9
S&P Mid-Cap 400 Growth Index	76.1

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2011	8/31/2011	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$910.32	$0.72
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$885.00	$0.38
ETF Shares	1,000.00	884.53	0.95
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$937.29	$0.98
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. The table does not include data for share classes with less than six months of history.

55

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, S&P Mid-Cap 400 Value Index Fund, and S&P Mid-Cap 400 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations and that their results have been consistent with their investment strategies. Information about each fund’s performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

57

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

58

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Standard & Poor’s®, S&P®, and S&P MidCap 400® are
Direct Investor Account Services > 800-662-2739	registered trademarks of Standard & Poor’s Financial
Institutional Investor Services > 800-523-1036	Services LLC (”S&P”) and have been licensed for use by
Text Telephone for People	The Vanguard Group, Inc. The Vanguard mutual funds
With Hearing Impairment > 800-749-7273	and ETFs are not sponsored, endorsed, sold, or
promoted by S&P or its Affiliates, and S&P and its
Affiliates make no representation, warranty, or
This material may be used in conjunction	condition regarding the advisability of buying, selling,
with the offering of shares of any Vanguard	or holding units/shares in the funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102011

Annual Report | August 31, 2011

Vanguard S&P 500 Value
and Growth Index Funds
Vanguard S&P 500 Value Index Fund
Vanguard S&P 500 Growth Index Fund

> Vanguard S&P 500 Value and Growth Index Funds closely tracked the returns of their respective target indexes.

> Large-cap growth stocks performed better than their value counterparts.

> Information technology and consumer-oriented holdings were among the top performers in the Growth Fund; the Value Fund’s results were held back by the financial sector.

Contents
Your Fund’s Total Returns	1
Chairman’s Letter	2
S&P 500 Value Index Fund	7
S&P 500 Growth Index Fund	20
About Your Fund’s Expenses	34
Trustees Approve Advisory Arrangement	36
Glossary	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Period Ended August 31, 2011

		Total
		Returns
	Ticker	Since
	Symbol	Inception
Vanguard S&P 500 Value Index Fund
ETF Shares (Inception: 9/7/2010)	VOOV
Market Price		8.94%
Net Asset Value		8.92
S&P 500 Value Index		9.13
Large-Cap Value Funds Average[1]		8.89

Vanguard S&P 500 Growth Index Fund
ETF Shares (Inception: 9/7/2010)	VOOG
Market Price		18.38%
Net Asset Value		18.33
S&P 500 Growth Index		18.56
Large-Cap Growth Funds Average[1]		14.94

Your Fund’s Performance at a Glance
Inception Through August 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P 500 Value Index Fund
ETF Shares (Inception: 9/7/2010)	$49.93	$53.59	$0.845	$0.000
Vanguard S&P 500 Growth Index Fund
ETF Shares (Inception: 9/7/2010)	$50.23	$58.81	$0.631	$0.000

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Since their inception in September 2010, Vanguard S&P 500 Value and Growth Index Funds have tracked their respective benchmarks through unsettled markets. For the 11-plus months through August 31, the returns of the funds’ ETF Shares ranged from nearly 9% for the Value Fund to about 18% for the Growth Fund.

Unlike the first six months of the fiscal period, during which both funds produced similar results, value stocks struggled in the second half as the large, value-oriented financial sector wrestled with weakness. The Growth Fund outperformed the average return of its peer funds for the period, while the Value Fund was in line with its competitors. (Vanguard 500 Index Fund, which is essentially a blend of the growth and value portfolios, is covered in a separate report.)

This report begins with a look at the investment environment over the entire fiscal year and then reviews the drivers of the funds’ performance during their briefer period of operation.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged, with the broad U.S. stock market returning about 29%. As the slow, grinding economic recovery seemed to gather

2

momentum, energy and industrial stocks, which are keenly sensitive to the rhythms of the business cycle, produced the best returns.

In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.) Stock prices retreated, and those sectors that led the market in the first half lost ground in the second, displaced by defensive sectors such as utilities and consumer staples.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot from offense to defense was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the prospect of improved economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%, and government bonds were among the market’s best performers. For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal market returned 2.66%.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	–0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

3

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Growth stocks emerged from market turbulence
Vanguard S&P 500 Value and Growth Index Funds debuted during a broad-based rally among large-cap stocks, which continued into the first half of the fiscal period but then retreated in the second half. Despite this setback, large-cap stocks of most flavors managed to end the fiscal year with respectable gains.

S&P 500 Growth Index Fund’s consumer-oriented, information technology, and health care sector holdings produced notably strong returns. Consumer discretionary stocks turned in double-digit results as more budget-conscious consumers frequented online retailers and dined at fast food franchises. Soft drink, tobacco, and household products manufacturers helped consumer staples produce benchmark-beating returns.

The information technology sector—which represented slightly less than one-third of the index and the fund’s holdings, on average—benefited from the growing demand for smartphones and tablet computers. Software manufacturers and

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Peer Group
	Shares	Average
S&P 500 Value Index Fund	0.15%	1.27%
S&P 500 Growth Index Fund	0.15%	1.37%

The fund expense ratios shown are from the prospectus dated September 7, 2010, and represent estimated costs for the current fiscal year. For the period from inception through August 31, 2011, the funds’ annualized expense ratios were: for the S&P 500 Value Index Fund, 0.15%, and for the S&P 500 Growth Index Fund, 0.15%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds; and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

4

IT consulting services also fared well as tech spending remained strong despite weakness in the economy. In health care, pharmaceutical companies and health care equipment suppliers were top contributors. After some initial nervousness following the passage of health care reform legislation last year, investors have become more confident in the financial profile of pharmaceutical companies and health care providers.

The S&P 500 Value Index Fund’s preponderance of financial stocks weighed on results, as this was the only sector in the fund to record a negative return for the period. While many financial companies have rebuilt their balance sheets and positioned themselves for growth since the 2008 credit crisis, they continue to be plagued by the sluggish housing market and anxieties tied to the global credit market. Despite this disappointment, the fund benefited from substantial holdings in energy and health care.

Energy stocks soared, particularly in the first half of the fiscal year, as political turmoil in North Africa and the Middle East increased fears of shortages and drove up crude oil prices. Health care stocks, particularly those of managed care providers, also provided robust returns.

Since their inception, the funds have stayed on target
The S&P 500 Value and Growth Index Funds have successfully captured the returns of their benchmark indexes. Stock market volatility can create challenges for index fund advisors, who must manage purchases and sales in the face of fast-changing prices so as to minimize the gap between fund and index returns. Since their inception, the two funds have met the challenge.

This performance is a tribute to Vanguard Quantitative Equity Group, the funds’ advisor, whose decades of experience and sophisticated portfolio construction and management techniques have kept returns on track, aided by the funds’ low expense ratios.

Balance and diversification are important in volatile markets
The turbulence in the stock market at the end of the fiscal year continues to remind us of the markets’ unpredictable nature. However, such turmoil is not especially unusual.

Recent Vanguard research has found that the rapid swings that occurred in the weeks after Standard & Poor’s downgraded the U.S. credit rating were consistent with those seen during other global shocks such as the Russian default in 1998, the terrorist attacks on September 11, 2001, and the more recent global financial crisis. Although the latest volatility has been unnerving, it has done nothing to shake our confidence in stocks as an opportunity for long-term investment growth. It has also shown that a portfolio balanced between stock funds and less- volatile

5

bond and money market funds can help to limit some of the short-term damage inflicted by these occasional swoons.

Regardless of market conditions, we encourage you to build a balanced and diversified portfolio that aligns with your long-term goals and risk tolerance. The S&P 500 Value and Growth Index Funds each offer a cost-effective way to round out or modify your exposure to some of the largest companies in the U.S. stock market.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 19, 2011

6

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	340	340	3,716
Median Market Cap	$45.4B	$45.4B	$30.4B
Price/Earnings Ratio	12.4x	12.4x	14.7x
Price/Book Ratio	1.4x	1.4x	2.0x
Yield[3]	2.6%	2.6%	2.0%
Return on Equity	15.7%	15.5%	19.0%
Earnings Growth Rate	–1.1%	–1.1%	7.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	23%	—	—
Expense Ratio[4]	0.15%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.8%	6.8%	12.3%
Consumer Staples	10.2	10.2	10.5
Energy	18.4	18.4	10.8
Financials	23.7	23.7	14.8
Health Care	10.5	10.5	11.4
Industrials	11.2	11.2	11.0
Information Technology	5.5	5.5	18.7
Materials	2.9	2.9	4.4
Telecommunication
Services	3.6	3.6	2.6
Utilities	7.2	7.2	3.5

Ten Largest Holdings[5] (% of total net assets)

Exxon Mobil Corp.	Integrated
	Oil & Gas	6.9%
Chevron Corp.	Integrated
	Oil & Gas	3.8
General Electric Co.	Industrial
	Conglomerates	3.3
Pfizer Inc.	Pharmaceuticals	2.8

JPMorgan Chase & Co.	Diversified Financial
	Services	2.8
Berkshire Hathaway Inc.	Property & Casualty
Class B	Insurance	2.4
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	1.9
AT&T Inc.	Integrated
	Telecommunication
	Services	1.9
ConocoPhillips	Integrated
	Oil & Gas	1.8
Procter & Gamble Co.	Household
	Products	1.8
Top Ten		29.4%

Investment Focus

1 S&P 500 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 7, 2010, and represents estimated costs for the current fiscal year. For the period from inception through August 31, 2011, the annualized expense ratio was 0.15%.
5 The holdings listed exclude any temporary cash investments and equity index products.

7

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010–August 31, 2011
Initial Investment of $10,000

	Total Returns	Final Value
	Period Ended August 31, 2011	of a $10,000
	Since Inception[1]	Investment
S&P 500 Value Index Fund ETF Shares Net Asset Value	8.92%	$10,892
S&P 500 Value Index Fund ETF Shares Market Price	8.94	10,894
Dow Jones U.S. Total Stock Market Index	14.40	11,440
S&P 500 Value Index	9.13	10,913
Large-Cap Value Funds Average[2]	8.89	10,889

Cumulative Returns of ETF Shares: September 7, 2010–August 31, 2011

Cumulative
Since
Inception[1]
S&P 500 Value Index Fund ETF Shares Market Price	8.94%
S&P 500 Value Index Fund ETF Shares Net Asset Value	8.92
S&P 500 Value Index	9.13

1 September 7, 2010.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

8

S&P 500 Value Index Fund

Fiscal-Period Total Returns (%): September 7, 2010–August 31, 2011

Total Returns: Period Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
ETF Shares	9/7/2010
Market Price		20.44%
Net Asset Value		20.46

9

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
	Shares		($000)
Common Stocks (100.0%)
Consumer Discretionary (6.8%)
	Home Depot Inc.	8,073	270
	Time Warner Inc.	5,432	172
	Walt Disney Co.	4,409	150
	Lowe’s Cos. Inc.	6,611	132
	Johnson Controls Inc.	3,445	110
*	Ford Motor Co.	7,862	87
	CBS Corp. Class B	3,396	85
	News Corp. Class A	4,859	84
	Target Corp.	1,507	78
	Fortune Brands Inc.	785	45
	Genuine Parts Co.	799	44
	Time Warner Cable Inc.	599	39
	Carnival Corp.	1,079	36
	JC Penney Co. Inc.	1,091	29
	McGraw-Hill Cos. Inc.	672	28
	Kohl’s Corp.	576	27
	Staples Inc.	1,800	27
	Harley-Davidson Inc.	665	26
	Whirlpool Corp.	385	24
	H&R Block Inc.	1,535	23
	Omnicom Group Inc.	542	22
	VF Corp.	186	22
	Macy’s Inc.	819	21
	Newell Rubbermaid Inc.	1,470	20
	Best Buy Co. Inc.	701	18
	Mattel Inc.	656	18
*	GameStop Corp. Class A	721	17
	Leggett & Platt Inc.	727	16
*	Goodyear Tire & Rubber Co.	1,241	16
	DR Horton Inc.	1,437	15
	Gap Inc.	875	14
	Gannett Co. Inc.	1,214	14
	International Game Technology	875	13
*	AutoNation Inc.	328	13
*	Sears Holdings Corp.	218	13
	Abercrombie & Fitch Co.	191	12
	Washington Post Co. Class B	25	9
*	Pulte Group Inc.	1,701	8

			Market
			Value•
		Shares	($000)
	Lennar Corp. Class A	403	6
*	Big Lots Inc.	163	6
	Harman International
	Industries Inc.	149	5
			1,814
Consumer Staples (10.2%)
	Wal-Mart Stores Inc.	9,699	516
	Procter & Gamble Co.	7,359	469
	CVS Caremark Corp.	6,881	247
	Altria Group Inc.	6,907	188
	Costco Wholesale Corp.	2,213	174
	Walgreen Co.	4,651	164
	Kraft Foods Inc.	4,639	162
	Archer-Daniels-Midland Co.	3,463	99
	Sysco Corp.	2,950	82
	Kroger Co.	3,066	72
	Kimberly-Clark Corp.	781	54
	ConAgra Foods Inc.	2,077	51
	General Mills Inc.	1,202	45
	Lorillard Inc.	403	45
	JM Smucker Co.	591	43
	Molson Coors Brewing Co.
	Class B	809	35
	Safeway Inc.	1,815	33
	Reynolds American Inc.	848	32
	HJ Heinz Co.	592	31
	Kellogg Co.	503	27
	Tyson Foods Inc. Class A	1,534	27
	Sara Lee Corp.	1,407	25
	Hershey Co.	318	19
	Clorox Co.	258	18
*	Constellation Brands Inc.
	Class A	905	18
	Campbell Soup Co.	441	14
	McCormick & Co. Inc.	266	13
	SUPERVALU Inc.	1,114	9
*	Dean Foods Co.	965	8
	Hormel Foods Corp.	286	8
			2,728

10

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
Energy (18.4%)
	Exxon Mobil Corp.	24,999	1,851
	Chevron Corp.	10,199	1,009
	ConocoPhillips	7,178	489
	Occidental Petroleum Corp.	2,066	179
	Anadarko Petroleum Corp.	1,615	119
	Apache Corp.	991	102
	Halliburton Co.	2,230	99
	Marathon Oil Corp.	3,618	97
	Devon Energy Corp.	1,346	91
	Hess Corp.	1,527	91
	Williams Cos. Inc.	2,990	81
	Baker Hughes Inc.	1,239	76
	EOG Resources Inc.	736	68
	Chesapeake Energy Corp.	2,069	67
	Marathon Petroleum Corp.	1,803	67
	Valero Energy Corp.	2,880	65
	Noble Energy Inc.	494	44
	Spectra Energy Corp.	1,657	43
	QEP Resources Inc.	901	32
	El Paso Corp.	1,650	31
*	Nabors Industries Ltd.	1,451	27
	Range Resources Corp.	412	27
	Murphy Oil Corp.	489	26
	EQT Corp.	415	25
	Sunoco Inc.	613	23
*	Rowan Cos. Inc.	646	23
	Cabot Oil & Gas Corp.	302	23
*	Tesoro Corp.	734	18
	Helmerich & Payne Inc.	248	14
*	Alpha Natural Resources Inc.	366	12
	Noble Corp.	306	10
			4,929
Financials (23.8%)
	JPMorgan Chase & Co.	20,166	757
*	Berkshire Hathaway Inc.
	Class B	8,786	641
	Citigroup Inc.	14,823	460
	Bank of America Corp.	51,422	420
	Wells Fargo & Co.	13,689	357
	Goldman Sachs Group Inc.	2,632	306
	US Bancorp	9,783	227
	MetLife Inc.	5,337	179
	PNC Financial Services
	Group Inc.	2,657	133
	Morgan Stanley	7,566	132
	Bank of New York
	Mellon Corp.	6,269	130
	Prudential Financial Inc.	2,470	124
	American Express Co.	2,389	119
	ACE Ltd.	1,708	110
	Capital One Financial Corp.	2,333	107
	Travelers Cos. Inc.	2,118	107
	Chubb Corp.	1,488	92
	CME Group Inc.	341	91

			Market
			Value•
		Shares	($000)
	State Street Corp.	2,561	91
	Marsh & McLennan Cos. Inc.	2,783	83
	BB&T Corp.	3,517	78
	AON Corp.	1,672	78
	Discover Financial Services	2,773	70
	Allstate Corp.	2,650	70
	Progressive Corp.	3,304	63
	Loews Corp.	1,579	59
	American International
	Group Inc.	2,203	56
	SunTrust Banks Inc.	2,711	54
	Fifth Third Bancorp	4,638	49
	Weyerhaeuser Co.	2,720	49
	M&T Bank Corp.	637	49
	Hartford Financial
	Services Group Inc.	2,248	43
	ProLogis Inc.	1,532	42
	Principal Financial Group Inc.	1,623	41
	Boston Properties Inc.	393	41
	Vornado Realty Trust	454	39
	Unum Group	1,573	37
	SLM Corp.	2,695	37
	NYSE Euronext	1,340	37
	Public Storage	287	36
	Aflac Inc.	921	35
	XL Group plc Class A	1,666	35
	Charles Schwab Corp.	2,781	34
	HCP Inc.	916	34
	Lincoln National Corp.	1,583	33
	Franklin Resources Inc.	261	31
	Northern Trust Corp.	794	31
	Regions Financial Corp.	6,343	29
	Comerica Inc.	1,013	26
	Health Care REIT Inc.	507	26
	KeyCorp	3,792	25
	Kimco Realty Corp.	1,411	25
	BlackRock Inc.	144	24
	Cincinnati Financial Corp.	822	23
	Host Hotels & Resorts Inc.	1,940	23
	Invesco Ltd.	1,237	23
	People’s United Financial Inc.	1,893	22
	Legg Mason Inc.	753	22
	Torchmark Corp.	532	20
*	NASDAQ OMX Group Inc.	762	18
	Assurant Inc.	491	17
*	Genworth Financial Inc.
	Class A	2,477	17
	Plum Creek Timber Co. Inc.	445	17
	Zions Bancorporation	929	16
*	E*Trade Financial Corp.	1,271	16
	Huntington Bancshares Inc.	3,008	15
	Moody’s Corp.	469	15
	Leucadia National Corp.	410	12
	First Horizon National Corp.	1,329	9

11

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Apartment Investment &
	Management Co.	292	8
	Hudson City Bancorp Inc.	1,197	7
	Janus Capital Group Inc.	489	4
	Federated Investors Inc.
	Class B	183	3
			6,389
Health Care (10.5%)
	Pfizer Inc.	40,103	761
	Johnson & Johnson	5,570	367
	UnitedHealth Group Inc.	5,499	261
	Merck & Co. Inc.	5,486	182
	Covidien plc	2,503	131
	Amgen Inc.	2,170	120
	Bristol-Myers Squibb Co.	3,975	118
	WellPoint Inc.	1,862	118
	McKesson Corp.	1,282	102
	Aetna Inc.	1,923	77
	Cardinal Health Inc.	1,775	75
	Medtronic Inc.	1,952	68
	Humana Inc.	853	66
	Baxter International Inc.	1,045	59
*	Boston Scientific Corp.	7,740	53
*	Thermo Fisher Scientific Inc.	781	43
	Becton Dickinson and Co.	404	33
*	CareFusion Corp.	1,149	29
	AmerisourceBergen Corp.
	Class A	688	27
*	Coventry Health Care Inc.	749	25
*	Zimmer Holdings Inc.	362	21
	Quest Diagnostics Inc.	399	20
*	Cephalon Inc.	235	19
*	Forest Laboratories Inc.	496	17
	DENTSPLY International Inc.	275	10
	PerkinElmer Inc.	262	6
			2,808
Industrials (11.2%)
	General Electric Co.	53,826	878
	United Parcel Service Inc.
	Class B	2,406	162
	Caterpillar Inc.	1,508	137
	3M Co.	1,623	135
	FedEx Corp.	1,599	126
	United Technologies Corp.	1,625	121
	Lockheed Martin Corp.	1,446	107
	Boeing Co.	1,503	100
	Union Pacific Corp.	974	90
	Emerson Electric Co.	1,722	80
	Northrop Grumman Corp.	1,408	77
	Norfolk Southern Corp.	1,056	71
	Honeywell International Inc.	1,435	69
	Illinois Tool Works Inc.	1,199	56
	General Dynamics Corp.	832	53
	Tyco International Ltd.	1,266	53
	Danaher Corp.	1,084	50

			Market
			Value•
		Shares	($000)
	CSX Corp.	2,245	49
	Waste Management Inc.	1,473	49
	Raytheon Co.	947	41
	PACCAR Inc.	1,052	40
	Eaton Corp.	896	38
	L-3 Communications
	Holdings Inc.	541	37
	Stanley Black & Decker Inc.	425	26
	Dover Corp.	433	25
	Parker Hannifin Corp.	336	25
*	Jacobs Engineering Group Inc.	641	24
	Textron Inc.	1,395	23
	Fluor Corp.	378	23
	Expeditors International of
	Washington Inc.	475	22
*	Quanta Services Inc.	1,098	21
	Pitney Bowes Inc.	1,033	21
	Republic Services Inc. Class A	689	21
	ITT Corp.	440	21
	Cintas Corp.	572	18
	Southwest Airlines Co.	1,959	17
	Masco Corp.	1,808	16
	Iron Mountain Inc.	472	15
	RR Donnelley & Sons Co.	961	15
	Ryder System Inc.	266	12
	Robert Half International Inc.	438	10
	Avery Dennison Corp.	331	10
	Snap-on Inc.	170	9
	Equifax Inc.	260	8
			3,001
Information Technology (5.5%)
	Intel Corp.	11,281	227
	Cisco Systems Inc.	12,001	188
	Hewlett-Packard Co.	4,817	125
*	Dell Inc.	8,331	124
	Accenture plc Class A	1,646	88
*	Motorola Solutions Inc.	1,723	73
	Xerox Corp.	7,074	59
*	Motorola Mobility
	Holdings Inc.	1,493	56
*	Yahoo! Inc.	3,504	48
	Applied Materials Inc.	4,060	46
	Automatic Data
	Processing Inc.	916	46
	Corning Inc.	2,932	44
	Fidelity National Information
	Services Inc.	1,366	39
*	Adobe Systems Inc.	1,223	31
	Computer Sciences Corp.	783	24
*	Electronic Arts Inc.	973	22
	Paychex Inc.	705	19
*	Fiserv Inc.	314	18
*	NVIDIA Corp.	1,304	17
	Jabil Circuit Inc.	993	17
	KLA-Tencor Corp.	447	16

12

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	National Semiconductor Corp.	655	16
	CA Inc.	643	14
*	Lexmark International Inc.
	Class A	409	13
	VeriSign Inc.	391	12
	Harris Corp.	289	12
*	SAIC Inc.	777	12
*	LSI Corp.	1,657	11
	Molex Inc.	458	10
	Total System Services Inc.	529	10
*	MEMC Electronic
	Materials Inc.	1,164	8
	Tellabs Inc.	1,835	7
*	Novellus Systems Inc.	180	5
*	Teradyne Inc.	403	5
*	Compuware Corp.	409	3
*	Monster Worldwide Inc.	349	3
			1,468
Materials (2.9%)
	Dow Chemical Co.	5,934	169
	EI du Pont de Nemours & Co.	1,930	93
	Monsanto Co.	1,222	84
	Alcoa Inc.	5,370	69
	International Paper Co.	2,224	60
	Nucor Corp.	1,596	57
	Air Products & Chemicals Inc.	487	40
	PPG Industries Inc.	320	24
	MeadWestvaco Corp.	854	23
	Vulcan Materials Co.	652	23
	Sherwin-Williams Co.	221	17
	United States Steel Corp.	553	17
	Bemis Co. Inc.	535	17
	Allegheny Technologies Inc.	322	16
*	Owens-Illinois Inc.	829	16
	Sealed Air Corp.	809	15
	Eastman Chemical Co.	179	15
	Airgas Inc.	118	8
	AK Steel Holding Corp.	557	5
	Titanium Metals Corp.	277	4
			772
Telecommunication Services (3.5%)
	AT&T Inc.	17,431	497
	Verizon
	Communications Inc.	8,604	311
*	Sprint Nextel Corp.	15,103	57
	CenturyLink Inc.	1,561	56
	Frontier
	Communications Corp.	2,658	20
	Windstream Corp.	1,045	13
			954
Utilities (7.2%)
	Exelon Corp.	3,358	145
	Duke Energy Corp.	6,727	127
	NextEra Energy Inc.	2,143	122

		Market
		Value•
	Shares	($000)
Southern Co.	2,619	108
American Electric
Power Co. Inc.	2,438	94
FirstEnergy Corp.	2,117	94
Public Service
Enterprise Group Inc.	2,561	88
PG&E Corp.	2,016	85
PPL Corp.	2,918	84
Consolidated Edison Inc.	1,489	84
Dominion Resources Inc.	1,664	81
Progress Energy Inc.	1,493	73
Sempra Energy	1,219	64
Edison International	1,649	61
Xcel Energy Inc.	2,447	60
Entergy Corp.	902	59
DTE Energy Co.	860	44
CenterPoint Energy Inc.	2,160	43
Constellation
Energy Group Inc.	1,027	40
Oneok Inc.	550	39
Ameren Corp.	1,229	37
* AES Corp.	3,339	36
Northeast Utilities	903	31
NiSource Inc.	1,426	31
* NRG Energy Inc.	1,239	29
CMS Energy Corp.	1,267	25
Pinnacle West Capital Corp.	548	24
SCANA Corp.	575	23
Pepco Holdings Inc.	1,138	22
Wisconsin Energy Corp.	637	20
TECO Energy Inc.	1,084	20
Integrys Energy Group Inc.	396	20
Nicor Inc.	235	13
		1,926
Total Investments (100.0%)
(Cost $26,787)		26,789
Other Assets and Liabilities (0.0%)
Other Assets		70
Liabilities		(64)
		6
ETF Shares—Net Assets (100%)
Applicable to 500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		26,795
Net Asset Value Per Share—
ETF Shares		$53.59

13

S&P 500 Value Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	27,298
Undistributed Net Investment Income	103
Accumulated Net Realized Losses	(608)
Unrealized Appreciation (Depreciation)	2
Net Assets	26,795

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

14

S&P 500 Value Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	345
Total Income	345
Expenses
The Vanguard Group—Note B
Management and Administrative	8
Custodian Fees	6
Auditing Fees	7
Shareholders’ Reports	1
Total Expenses	22
Net Investment Income	323
Realized Net Gain (Loss) on Investment Securities Sold	(332)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2
Net Increase (Decrease) in Net Assets Resulting from Operations	(7)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Statement of Changes in Net Assets

September 7, 2010[1] to
August 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	323
Realized Net Gain (Loss)	(332)
Change in Unrealized Appreciation (Depreciation)	2
Net Increase (Decrease) in Net Assets Resulting from Operations	(7)
Distributions
Net Investment Income	(220)
Realized Capital Gain	—
Total Distributions	(220)
Capital Share Transactions
Issued	29,606
Issued in Lieu of Cash Distributions	—
Redeemed	(2,584)
Net Increase (Decrease) from Capital Share Transactions	27,022
Total Increase (Decrease)	26,795
Net Assets
Beginning of Period	—
End of Period[2]	26,795
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $103,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1], to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$49.93
Investment Operations
Net Investment Income	1.051
Net Realized and Unrealized Gain (Loss) on Investments	3.454
Total from Investment Operations	4.505
Distributions
Dividends from Net Investment Income	(.845)
Distributions from Realized Capital Gains	—
Total Distributions	(.845)
Net Asset Value, End of Period	$53.59

Total Return	8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.25%[2]
Portfolio Turnover Rate[3]	23%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2011. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $3,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

18

S&P 500 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $275,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from realized capital gains. Accordingly, the fund has reclassified $1,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $103,000 of ordinary income available for distribution. The fund realized losses of $588,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $26,807,000. Net unrealized depreciation of investment securities for tax purposes was $18,000, consisting of unrealized gains of $917,000 on securities that had risen in value since their purchase and $935,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $33,369,000 of investment securities and sold $6,249,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

September 7, 2010[1] to
August 31, 2011
Shares
(000)
ETF Shares
Issued	550
Issued in Lieu of Cash Distributions	—
Redeemed	(50)
Net Increase (Decrease) in Shares Outstanding	500
1 Inception.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	329	329	3,716
Median Market Cap	$46.5B	$46.5B	$30.4B
Price/Earnings Ratio	15.4x	15.4x	14.7x
Price/Book Ratio	3.1x	3.1x	2.0x
Yield[3]	1.8%	1.8%	2.0%
Return on Equity	24.8%	24.7%	19.0%
Earnings Growth Rate	13.9%	13.9%	7.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	26%	—	—
Expense Ratio[4]	0.15%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 14.2%		14.2%	12.3%
Consumer Staples	12.4	12.4	10.5
Energy	7.0	7.0	10.8
Financials	5.6	5.6	14.8
Health Care	13.1	13.1	11.4
Industrials	9.9	9.9	11.0
Information Technology 30.5		30.5	18.7
Materials	4.2	4.2	4.4
Telecommunication
Services	2.6	2.6	2.6
Utilities	0.5	0.5	3.5

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Computer
	Hardware	6.1%
International Business	IT Consulting &
Machines Corp.	Other Services	3.6
Microsoft Corp.	Systems Software	3.4
Coca-Cola Co.	Soft Drinks	2.8
Google Inc. Class A	Internet Software &
	Services	2.3
Philip Morris
International Inc.	Tobacco	2.1
Oracle Corp.	Systems Software	1.9
Johnson & Johnson	Pharmaceuticals	1.8
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	1.8
PepsiCo Inc.	Soft Drinks	1.7
Top Ten		27.5%

Investment Focus

1 S&P 500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 7, 2010, and represents estimated costs for the current fiscal year. For the period from inception through August 31, 2011, the annualized expense ratio was 0.15%.
5 The holdings listed exclude any temporary cash investments and equity index products.

20

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010–August 31, 2011
Initial Investment of $10,000

	Total Returns	Final Value
	Period Ended August 31, 2011	of a $10,000
	Since Inception[1]	Investment
S&P 500 Growth Index Fund ETF Shares Net Asset Value	18.33%	$11,833
S&P 500 Growth Index Fund ETF Shares Market Price	18.38	11,838
Dow Jones U.S. Total Stock Market Index	14.40	11,440
S&P 500 Growth Index	18.56	11,856
Large-Cap Growth Funds Average[2]	14.94	11,494

Cumulative Returns of ETF Shares: September 7, 2010–August 31, 2011

Cumulative
Since
Inception[1]
S&P 500 Growth Index Fund ETF Shares Market Price	18.38%
S&P 500 Growth Index Fund ETF Shares Net Asset Value	18.33
S&P 500 Growth Index	18.56

1 September 7, 2010.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

21

S&P 500 Growth Index Fund

Fiscal-Period Total Returns (%): September 7, 2010–August 31, 2011

Total Returns: Period Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
ETF Shares	9/7/2010
Market Price		25.00%
Net Asset Value		25.05

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (14.2%)
	McDonald’s Corp.	9,910	896
*	Amazon.com Inc.	3,411	734
	Comcast Corp. Class A	26,418	568
	Walt Disney Co.	9,748	332
*	DIRECTV Class A	7,333	322
	NIKE Inc. Class B	3,623	314
	Starbucks Corp.	7,159	276
	Viacom Inc. Class B	5,589	270
*	priceline.com Inc.	475	255
	Yum! Brands Inc.	4,447	242
*	Ford Motor Co.	21,290	237
	News Corp. Class A	12,658	219
	TJX Cos. Inc.	3,688	201
	Target Corp.	3,752	194
	Coach Inc.	2,804	158
	Time Warner Cable Inc.	2,089	137
*	Bed Bath & Beyond Inc.	2,380	135
	Wynn Resorts Ltd.	728	113
*	Discovery Communications
	Inc. Class A	2,661	113
*	Netflix Inc.	417	98
*	Chipotle Mexican Grill Inc.
	Class A	298	93
	Limited Brands Inc.	2,411	91
	Tiffany & Co.	1,222	88
*	O’Reilly Automotive Inc.	1,319	86
	Ross Stores Inc.	1,118	86
	Ralph Lauren Corp. Class A	616	84
	Starwood Hotels & Resorts
	Worldwide Inc.	1,854	83
	Marriott International Inc.
	Class A	2,697	79
	Kohl’s Corp.	1,613	75
*	AutoZone Inc.	242	74
	Nordstrom Inc.	1,608	73
	McGraw-Hill Cos. Inc.	1,664	70
	Carnival Corp.	2,093	69

			Market
			Value•
		Shares	($000)
	Omnicom Group Inc.	1,669	68
	Macy’s Inc.	2,535	66
	Darden Restaurants Inc.	1,307	63
	Family Dollar Stores Inc.	1,174	63
*	CarMax Inc.	2,164	61
	Expedia Inc.	1,916	58
	VF Corp.	487	57
	Mattel Inc.	2,101	56
*	Apollo Group Inc. Class A	1,170	55
	Wyndham Worldwide Corp.	1,634	53
	Hasbro Inc.	1,309	51
	Staples Inc.	3,388	50
	Best Buy Co. Inc.	1,748	45
	Interpublic Group of Cos. Inc.	4,643	40
	Cablevision Systems Corp.
	Class A	2,187	39
	Harley-Davidson Inc.	988	38
	Scripps Networks
	Interactive Inc. Class A	863	37
	Gap Inc.	2,080	34
*	Urban Outfitters Inc.	1,183	31
	Abercrombie & Fitch Co.	483	31
	DeVry Inc.	585	26
	International
	Game Technology	1,233	19
	Harman International
	Industries Inc.	393	14
*	Big Lots Inc.	414	14
	Lennar Corp. Class A	765	11
			7,945
Consumer Staples (12.4%)
	Coca-Cola Co.	21,864	1,540
	Philip Morris
	International Inc.	16,984	1,177
	PepsiCo Inc.	15,096	973
	Procter & Gamble Co.	12,796	815
	Colgate-Palmolive Co.	4,669	420
	Kraft Foods Inc.	8,059	282
	Altria Group Inc.	6,998	190
	Kimberly-Clark Corp.	2,290	158

23

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	General Mills Inc.	3,842	146
	Mead Johnson Nutrition Co.	1,952	139
	Estee Lauder Cos. Inc.
	Class A	1,090	107
	HJ Heinz Co.	1,966	104
	Whole Foods Market Inc.	1,428	94
	Avon Products Inc.	4,087	92
	Coca-Cola Enterprises Inc.	3,108	86
	Dr Pepper Snapple Group Inc.	2,118	82
	Kellogg Co.	1,461	79
	Brown-Forman Corp. Class B	988	71
	Lorillard Inc.	620	69
	Reynolds American Inc.	1,652	62
	Clorox Co.	793	55
	Sara Lee Corp.	2,975	54
	Hershey Co.	869	51
	McCormick & Co. Inc.	768	37
	Campbell Soup Co.	919	29
	Hormel Foods Corp.	809	22
			6,934
Energy (7.0%)
	Schlumberger Ltd.	12,959	1,012
	Occidental Petroleum Corp.	3,882	337
	National Oilwell Varco Inc.	4,041	267
	Halliburton Co.	4,545	202
	Apache Corp.	1,795	185
	Anadarko Petroleum Corp.	1,711	126
*	Southwestern Energy Co.	3,323	126
	Peabody Energy Corp.	2,573	126
*	Cameron International Corp.	2,341	122
	Baker Hughes Inc.	1,817	111
	EOG Resources Inc.	1,180	109
*	FMC Technologies Inc.	2,295	102
	Devon Energy Corp.	1,495	101
	Consol Energy Inc.	2,165	99
	Pioneer Natural Resources Co.	1,116	87
	El Paso Corp.	4,266	82
	Spectra Energy Corp.	3,109	81
	Chesapeake Energy Corp.	2,391	78
	Noble Energy Inc.	761	67
*	Newfield Exploration Co.	1,257	64
	Noble Corp.	1,821	62
*	Denbury Resources Inc.	3,774	60
	Murphy Oil Corp.	919	49
	Range Resources Corp.	748	49
*	Alpha Natural Resources Inc.	1,463	48
	Diamond Offshore Drilling Inc.	661	42
	EQT Corp.	639	38
	Cabot Oil & Gas Corp.	427	32
	Helmerich & Payne Inc.	559	32
			3,896
Financials (5.6%)
	Wells Fargo & Co.	24,752	646
	Simon Property Group Inc.	2,802	329
	American Express Co.	5,494	273

			Market
			Value•
		Shares	($000)
	Equity Residential	2,815	172
	Ventas Inc.	2,747	147
	T Rowe Price Group Inc.	2,481	133
	AvalonBay Communities Inc.	884	121
	BlackRock Inc.	687	113
	Franklin Resources Inc.	883	106
	Ameriprise Financial Inc.	2,302	105
	Aflac Inc.	2,711	102
	Public Storage	803	99
*	IntercontinentalExchange Inc.	704	83
	HCP Inc.	2,176	81
	Boston Properties Inc.	656	68
	Vornado Realty Trust	724	62
	Charles Schwab Corp.	4,281	53
*	CB Richard Ellis Group Inc.
	Class A	2,773	42
	ProLogis Inc.	1,467	40
	Invesco Ltd.	2,064	38
	Health Care REIT Inc.	723	37
	Host Hotels & Resorts Inc.	2,868	34
	Leucadia National Corp.	1,129	34
	Moody’s Corp.	1,017	31
	Northern Trust Corp.	804	31
	Plum Creek Timber Co. Inc.	712	27
	Kimco Realty Corp.	1,206	21
	Hudson City Bancorp Inc.	2,752	17
	Apartment Investment &
	Management Co.	621	17
	Huntington Bancshares Inc.	2,542	13
	KeyCorp	1,898	13
	Federated Investors Inc.
	Class B	567	10
	Janus Capital Group Inc.	849	6
			3,104
Health Care (13.1%)
	Johnson & Johnson	15,706	1,033
	Abbott Laboratories	14,844	779
	Merck & Co. Inc.	19,161	635
	Eli Lilly & Co.	9,730	365
*	Gilead Sciences Inc.	7,516	300
	Amgen Inc.	4,796	266
*	Celgene Corp.	4,420	263
	Bristol-Myers Squibb Co.	8,798	262
	Allergan Inc.	2,911	238
	Medtronic Inc.	6,537	229
*	Express Scripts Inc.	4,663	219
*	Biogen Idec Inc.	2,309	217
*	Medco Health Solutions Inc.	3,819	207
	Baxter International Inc.	3,487	195
	Stryker Corp.	3,187	156
	St. Jude Medical Inc.	3,141	143
*	Intuitive Surgical Inc.	375	143
*	Agilent Technologies Inc.	3,307	122
	CIGNA Corp.	2,584	121
*	Thermo Fisher Scientific Inc.	2,196	121

24

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Becton Dickinson and Co.	1,338	109
*	Cerner Corp.	1,383	91
*	Mylan Inc.	4,201	87
*	Edwards Lifesciences Corp.	1,098	83
*	Watson Pharmaceuticals Inc.	1,210	81
*	Laboratory Corp. of
	America Holdings	960	80
	CR Bard Inc.	820	78
*	Hospira Inc.	1,595	74
*	Life Technologies Corp.	1,699	71
*	Waters Corp.	878	70
*	DaVita Inc.	915	67
*	Zimmer Holdings Inc.	1,159	66
*	Varian Medical Systems Inc.	1,124	64
*	Forest Laboratories Inc.	1,810	62
	AmerisourceBergen Corp.
	Class A	1,342	53
	Quest Diagnostics Inc.	747	37
	DENTSPLY International Inc.	816	29
	Patterson Cos. Inc.	916	27
*	Tenet Healthcare Corp.	4,651	25
*	Cephalon Inc.	295	24
	PerkinElmer Inc.	601	14
			7,306
Industrials (9.9%)
	United Technologies Corp.	5,682	422
	United Parcel Service Inc.
	Class B	4,898	330
	Deere & Co.	4,009	324
	3M Co.	3,733	310
	Caterpillar Inc.	3,324	302
	Boeing Co.	4,231	283
	Union Pacific Corp.	2,858	263
	Honeywell International Inc.	4,811	230
	Precision Castparts Corp.	1,375	225
	Emerson Electric Co.	3,928	183
	Cummins Inc.	1,874	174
	Danaher Corp.	3,173	145
	CSX Corp.	6,318	139
	General Dynamics Corp.	1,990	128
	Illinois Tool Works Inc.	2,532	118
	CH Robinson Worldwide Inc.	1,557	110
	Goodrich Corp.	1,193	106
	Ingersoll-Rand plc	3,148	105
	Fastenal Co.	2,819	94
	Norfolk Southern Corp.	1,384	94
	Rockwell Automation Inc.	1,371	88
	Tyco International Ltd.	2,107	88
	WW Grainger Inc.	558	86
	Joy Global Inc.	998	83
	Rockwell Collins Inc.	1,464	74
*	Stericycle Inc.	822	72
	Raytheon Co.	1,638	71
	Roper Industries Inc.	920	71
	Eaton Corp.	1,557	67
	Parker Hannifin Corp.	910	67

			Market
			Value•
		Shares	($000)
	Waste Management Inc.	1,773	59
	Fluor Corp.	953	58
	Pall Corp.	1,115	57
	PACCAR Inc.	1,493	56
	Dover Corp.	967	56
	Expeditors International of
	Washington Inc.	1,142	52
	Flowserve Corp.	531	50
	Stanley Black & Decker Inc.	808	50
	Republic Services Inc. Class A	1,604	49
	ITT Corp.	939	44
	Iron Mountain Inc.	1,031	34
	Southwest Airlines Co.	3,836	33
	Dun & Bradstreet Corp.	470	31
	Equifax Inc.	706	23
	Robert Half International Inc.	610	15
	Snap-on Inc.	255	13
	Avery Dennison Corp.	382	11
			5,543
Information Technology (30.5%)
*	Apple Inc.	8,832	3,399
	International Business
	Machines Corp.	11,567	1,988
	Microsoft Corp.	70,871	1,885
*	Google Inc. Class A	2,401	1,299
	Oracle Corp.	37,214	1,045
	QUALCOMM Inc.	15,945	821
	Intel Corp.	29,369	591
	Cisco Systems Inc.	29,940	469
*	EMC Corp.	19,651	444
	Visa Inc. Class A	4,575	402
*	eBay Inc.	10,908	337
	Mastercard Inc. Class A	900	297
	Texas Instruments Inc.	11,088	291
	Hewlett-Packard Co.	10,641	277
*	Cognizant Technology
	Solutions Corp. Class A	2,906	184
	Accenture plc Class A	3,101	166
	Broadcom Corp. Class A	4,557	162
	Automatic Data
	Processing Inc.	3,054	153
*	Salesforce.com Inc.	1,151	148
	Corning Inc.	9,396	141
*	NetApp Inc.	3,495	131
*	Intuit Inc.	2,614	129
*	Symantec Corp.	7,216	124
	Altera Corp.	3,078	112
*	Citrix Systems Inc.	1,787	108
*	Juniper Networks Inc.	5,065	106
	Western Union Co.	6,038	100
	Analog Devices Inc.	2,863	95
*	Teradata Corp.	1,615	85
*	SanDisk Corp.	2,265	83
*	Yahoo! Inc.	5,856	80
	Amphenol Corp. Class A	1,686	79
	Xilinx Inc.	2,541	79

25

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Red Hat Inc.	1,834	73
*	BMC Software Inc.	1,694	69
*	Western Digital Corp.	2,227	66
*	Adobe Systems Inc.	2,514	63
*	F5 Networks Inc.	771	63
	Linear Technology Corp.	2,183	63
*	Autodesk Inc.	2,195	62
	Microchip Technology Inc.	1,826	60
	Applied Materials Inc.	4,929	56
*	First Solar Inc.	516	52
	CA Inc.	2,442	51
*	Micron Technology Inc.	8,182	48
	Paychex Inc.	1,765	48
*	Fiserv Inc.	778	43
*	NVIDIA Corp.	3,251	43
	FLIR Systems Inc.	1,518	39
*	Akamai Technologies Inc.	1,774	39
*	Advanced Micro Devices Inc.	5,487	37
*	Electronic Arts Inc.	1,327	30
	National Semiconductor Corp.	1,180	29
	KLA-Tencor Corp.	769	28
*	JDS Uniphase Corp.	2,157	28
	VeriSign Inc.	885	28
	Harris Corp.	665	27
*	SAIC Inc.	1,227	18
*	LSI Corp.	2,352	16
*	Teradyne Inc.	1,027	12
*	Compuware Corp.	1,348	11
	Molex Inc.	503	11
	Total System Services Inc.	586	11
*	Novellus Systems Inc.	337	9
*	Monster Worldwide Inc.	639	6
			17,049
Materials (4.2%)
	Freeport-McMoRan
	Copper & Gold Inc.	9,048	427
	Newmont Mining Corp.	4,715	295
	Praxair Inc.	2,904	286
	EI du Pont de Nemours & Co.	5,234	253
	Monsanto Co.	2,816	194
	CF Industries Holdings Inc.	683	125
	Ecolab Inc.	2,216	119
	Cliffs Natural Resources Inc.	1,382	114
	Air Products & Chemicals Inc.	1,114	91
	Sigma-Aldrich Corp.	1,167	75
	PPG Industries Inc.	910	70
	Ball Corp.	1,612	58
	FMC Corp.	690	52
	International Flavors &
	Fragrances Inc.	765	44

		Market
		Value•
	Shares	($000)
Sherwin-Williams Co.	428	32
Airgas Inc.	441	29
Eastman Chemical Co.	345	29
Allegheny Technologies Inc.	404	20
United States Steel Corp.	329	10
Titanium Metals Corp.	360	6
		2,329
Telecommunication Services (2.6%)
AT&T Inc.	23,754	677
Verizon Communications Inc.	10,807	391
* American Tower Corp.
Class A	3,789	204
CenturyLink Inc.	2,937	106
Windstream Corp.	2,907	37
Frontier
Communications Corp.	4,444	33
* MetroPCS
Communications Inc.	2,523	28
		1,476
Utilities (0.5%)
Southern Co.	3,164	131
Dominion Resources Inc.	2,365	115
Wisconsin Energy Corp.	1,022	32
		278
Total Investments (100.0%)
(Cost $53,764)		55,860
Other Assets and Liabilities (0.0%)
Other Assets		113
Liabilities		(107)
		6
ETF Shares—Net Assets (100%)
Applicable to 950,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		55,866
Net Asset Value Per Share—
ETF Shares		$58.81

At August 31, 2011, net assets consisted of:
		Amount
		($000)
Paid-in Capital		54,764
Undistributed Net Investment Income		158
Accumulated Net Realized Losses		(1,152)
Unrealized Appreciation (Depreciation)		2,096
Net Assets		55,866

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

26

S&P 500 Growth Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	601
Total Income	601
Expenses
The Vanguard Group—Note B
Management and Administrative	33
Custodian Fees	7
Auditing Fees	7
Shareholders’ Reports	4
Total Expenses	51
Net Investment Income	550
Realized Net Gain (Loss) on Investment Securities Sold	(378)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,096
Net Increase (Decrease) in Net Assets Resulting from Operations	2,268
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

27

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

September 7, 2010[1] to
August 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	550
Realized Net Gain (Loss)	(378)
Change in Unrealized Appreciation (Depreciation)	2,096
Net Increase (Decrease) in Net Assets Resulting from Operations	2,268
Distributions
Net Investment Income	(392)
Realized Capital Gain	—
Total Distributions	(392)
Capital Share Transactions
Issued	59,669
Issued in Lieu of Cash Distributions	—
Redeemed	(5,679)
Net Increase (Decrease) from Capital Share Transactions	53,990
Total Increase (Decrease)	55,866
Net Assets
Beginning of Period	—
End of Period[2]	55,866
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $158,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1], to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$50.23
Investment Operations
Net Investment Income	.797
Net Realized and Unrealized Gain (Loss) on Investments	8.414
Total from Investment Operations	9.211
Distributions
Dividends from Net Investment Income	(.631)
Distributions from Realized Capital Gains	—
Total Distributions	(.631)
Net Asset Value, End of Period	$58.81

Total Return	18.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$56
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.63%[2]
Portfolio Turnover Rate[3]	26%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

29

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2011. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

30

S&P 500 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $773,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from realized capital gains. Accordingly, the fund has reclassified $1,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $158,000 of ordinary income available for distribution. The fund realized losses of $1,152,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $53,764,000. Net unrealized appreciation of investment securities for tax purposes was $2,096,000, consisting of unrealized gains of $3,062,000 on securities that had risen in value since their purchase and $966,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $69,329,000 of investment securities and sold $15,185,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

September 7, 2010[1] to
August 31, 2011
Shares
(000)
ETF Shares
Issued	1,050
Issued in Lieu of Cash Distributions	—
Redeemed	(100)
Net Increase (Decrease) in Shares Outstanding	950
1 Inception.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

31

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period September 7, 2010 (commencement of operations) through August 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

32

Special 2011 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the period ended August 31, 2011, is included pursuant to provisions of the Internal
Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Qualified Dividend Income
Index Fund	($000)
S&P 500 Value Index	220
S&P 500 Growth Index	392

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
S&P 500 Value Index	100%
S&P 500 Growth Index	100

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended August 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2011	8/31/2011	Period[1]
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$888.34	$0.76
S&P 500 Growth Index Fund
ETF Shares	1,000.00	964.07	0.74
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.40	$0.82
S&P 500 Growth Index Fund
ETF Shares	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Value Index Fund, 0.16%; and for the S&P Growth Index Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

35

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P 500 Value Index Fund and S&P 500 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations and that their results have been consistent with their investment strategies. Information about each fund’s performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

36

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Standard & Poor’s®, S&P ®, 500®, S&P 500 Value
Direct Investor Account Services > 800-662-2739	Index®, and S&P 500 Growth Index® are registered
Institutional Investor Services > 800-523-1036	trademarks of Standard & Poor’s Financial Services LLC
Text Telephone for People	(”S&P”) and have been licensed for use by The Vanguard
With Hearing Impairment > 800-749-7273	Group, Inc. The Vanguard mutual funds and ETFs are
not sponsored, endorsed, sold, or promoted by S&P
or its Affiliates, and S&P and its Affiliates make no
This material may be used in conjunction	representation, warranty, or condition regarding the
with the offering of shares of any Vanguard	advisability of buying, selling, or holding units/shares
fund only if preceded or accompanied by	in the funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q18400 102011

Annual Report | August 31, 2011

Vanguard S&P Small-Cap 600
Index Funds

Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund

> ETF Shares of the three Vanguard S&P Small-Cap 600 Index Funds succeeded in capturing the returns of their target indexes.

> For the almost 12 months since their inception, the funds delivered strong double-digit returns, even as stock prices retreated toward the end of the period.

> Small-cap growth stocks were the best performers, and small-cap value stocks were the worst.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
S&P Small-Cap 600 Index Fund	8
S&P Small-Cap 600 Value Index Fund	26
S&P Small-Cap 600 Growth Index Fund	40
About Your Fund’s Expenses	55
Trustees Approve Advisory Arrangement	57
Glossary	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Periods Ended August 31, 2011
	Ticker	Total Returns
	Symbol	Since Inception
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares (Inception: 4/1/2011)[1]	VSMSX	–11.15%
ETF Shares (Inception: 9/7/2010)	VIOO
Market Price		18.72%
Net Asset Value		18.81
S&P SmallCap 600 Index		19.05
Small-Cap Core Funds Average[2]		16.10

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares (Inception: 9/7/2010)	VIOV
Market Price		14.47%
Net Asset Value		14.52
S&P SmallCap 600 Value Index		14.71
Small-Cap Value Funds Average[2]		13.01

Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares (Inception: 9/7/2010)	VIOG
Market Price		23.33%
Net Asset Value		23.41
S&P SmallCap 600 Growth Index		23.67
Small-Cap Growth Funds Average[2]		18.98

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Benchmark performance is based on the earliest share class inception date.
1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

ETF Shares of the three Vanguard S&P Small-Cap 600 Index Funds generated strong returns in the almost 12 months after their September 2010 inception. The small-capitalization stocks that make up the S&P 600 Indexes were among the market’s strongest performers for the period, even as disappointing economic news deflated the market’s mood—and depressed stock prices—in the second half of the year.

Vanguard S&P Small-Cap 600 Growth Index Fund was the top performer, returning more than 23%. Its value counterpart, Vanguard S&P Small-Cap 600 Value Index Fund, returned more than 14%. The return of Vanguard S&P Small-Cap 600 Index Fund, a blend of growth and value stocks, fell in between. (The Small-Cap 600 Index Fund later issued lower-cost Institutional Shares, which require an initial investment of $5 million.)

The ETF Shares of the funds captured the returns of their target indexes, minus small gaps made up of operating and transaction costs, and bested the average returns of their peer groups.

This report begins with a look at the investment environment that prevailed for the full fiscal year and then examines the dynamics that drove the funds’ performance in the slightly shorter period following their launch.

Strong 12-month returns in a tale of two markets
Global stock markets delivered strong returns in a fiscal year marked by distinct periods of strength and weakness.

During the first six months, stock prices surged. The broad U.S. stock market returned about 29% as the slow, grinding economic recovery seemed to gather momentum. In the second six months, growth decelerated and stock market volatility spiked, amplified by Europe’s sovereign-debt drama, political wrangling over the U.S. debt ceiling, and Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the “full faith and credit” of the U.S. government remains unshaken.)

Global stock prices retreated during the fiscal year’s second half, but the returns of most major indexes remained strong for the full 12 months.

Treasuries rallied as risk aversion returned
The stock market’s midyear pivot was mirrored in the bond market. In the first half of the year, yields rose (and prices declined) as the prospect of improved

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2011
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.06%	0.84%	1.11%
Russell 2000 Index (Small-caps)	22.19	0.83	1.53
Dow Jones U.S. Total Stock Market Index	19.16	1.18	1.52
MSCI All Country World Index ex USA (International)	10.34	–0.97	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.62%	7.23%	6.56%
Barclays Capital Municipal Bond Index (Broad tax-exempt market)	2.66	6.00	4.94
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.24	1.69

CPI
Consumer Price Index	3.77%	1.12%	2.13%

economic growth and inflationary pressures set the market’s tone. Corporate bonds outperformed U.S. Treasury securities.

In the second half, risk aversion set the tone. Investors bid up Treasuries, trimming the yield of the 10-year Treasury note to barely 2%. The rush into government bonds boosted near-term returns, even as declining yields implied more modest results going forward. For the full year, the taxable investment-grade U.S. bond market returned 4.62%; the broad municipal bond market returned 2.66%.

The yields of money market instruments hovered near zero, consistent with the Federal Reserve’s target for short-term interest rates. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Returns remained strong, even as worries increased
Small-cap stocks rallied through the six months following the inception of the Vanguard Small-Cap 600 Index Funds. The prevailing view seemed to be that strength in fast-developing economies such as China and Brazil would help fortify the fragile U.S. economy. Investors favored stocks in smaller companies that would be among the first to benefit from a turn in the business cycle.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.08%	0.15%	1.38%
S&P Small-Cap 600 Value Index Fund	—	0.20%	1.53%
S&P Small-Cap 600 Growth Index Fund	—	0.20%	1.61%

The fund expense ratios shown are from the prospectus dated September 7, 2010, and represent estimated costs for the current fiscal year. For the periods from inception through August 31, 2011, the funds’ annualized expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.
Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

Energy, information technology, and industrial stocks were among the best performers, rallying on expectations of stronger demand for the economy’s basic building blocks and for the software and systems that manage its back offices. (Oil stocks also benefited from the threat of supply constraints amid political uprisings in the Middle East and North Africa.) The utilities and consumer staples sectors, which tend to be less sensitive to the rhythms of the business cycle, were weaker performers.

In the six months through the end of the fiscal year, these dynamics were reversed. Economic expansion decelerated sharply, while Europe’s sovereign-debt issues (and the short-lived but unnerving debate about raising the U.S. debt ceiling) moved center stage. Energy, industrial, and materials stocks were among the weakest performers; utilities and consumer staples stocks took the lead.

Although returns declined from their interim peaks, the ups and downs nevertheless resulted in strong fund performance for the full fiscal period. Vanguard S&P Small-Cap 600 Growth Index Fund did best, as large exposures to the health care and consumer-discretionary sectors boosted returns. Vanguard S&P Small-Cap 600 Value Index Fund produced the lowest return, a function of the index’s heavy weighting in the financial sector, which continued to wrestle with bad mortgages and other legacies of the financial crisis. Vanguard S&P Small-Cap 600 Index Fund, which had more modest exposures to the strongest and weakest sectors, returned almost 19% for ETF Shares, in between the growth and value results.

A time-tested response to elevated volatility
As the markets rallied and retreated, the Vanguard S&P Small-Cap 600 Index Funds hewed closely to their target indexes, capturing the performance of the small-cap market and its growth and value components. Like Vanguard’s other index funds, the new small-cap funds have benefited both from Vanguard Quantitative Equity Group’s pioneering work and long experience in index fund management and from the funds’ low costs.

Over the past year, these strengths may have seemed less notable than the stock market’s volatility. However, the market’s behavior has not been atypical. Recent Vanguard research has found that the rapid swings that occurred in the weeks after Standard & Poor’s downgraded the U.S. credit rating were consistent with those seen during other global shocks such as the Russian default in 1998, the terrorist attacks on September 11, 2001, and the more recent global financial crisis.

As always, the most effective preparation for these shocks is to maintain a diversified portfolio balanced between stock funds and less-volatile assets such as bond and money market funds. A mix consistent with your goals and risk tolerance can reinforce your resolve to stick with a sensible plan through good times and bad. Any of the Vanguard S&P Small-Cap 600 Index Funds can play a useful role in such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 19, 2011

Your Fund’s Performance at a Glance
Inception Through August 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares
(Inception: 4/1/2011)[1]	$132.94	$118.12	$0.000	$0.000
ETF Shares (Inception: 9/7/2010)	49.81	58.84	0.360	0.000
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares (Inception: 9/7/2010)	$49.79	$56.68	$0.370	$0.000
Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares (Inception: 9/7/2010)	$49.82	$61.18	$0.310	$0.000

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The starting share price shown is as of April 1, 2011.

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	600	600	3,716
Median Market Cap	$1.1B	$1.1B	$30.4B
Price/Earnings Ratio	19.6x	19.6x	14.7x
Price/Book Ratio	1.7x	1.7x	2.0x
Yield[3]	1.3%	1.3%	2.0%
Return on Equity	11.1%	11.2%	19.0%
Earnings Growth Rate	4.8%	4.8%	7.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	42%	—	—
Expense Ratio[4]		—	—
Institutional Shares	0.08%
ETF Shares	0.15%
Short-Term Reserves	–0.2%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 15.0%		15.0%	12.3%
Consumer Staples	4.4	4.4	10.5
Energy	4.4	4.4	10.8
Financials	20.3	20.3	14.8
Health Care	12.2	12.2	11.4
Industrials	15.3	15.3	11.0
Information Technology 18.2		18.2	18.7
Materials	5.2	5.2	4.4
Telecommunication
Services	0.6	0.6	2.6
Utilities	4.4	4.4	3.5

Ten Largest Holdings[5] (% of total net assets)

Regeneron
Pharmaceuticals Inc.	Biotechnology	1.0%
Healthspring Inc.	Managed
	Health Care	0.6
World Fuel	Oil & Gas
Services Corp.	Refining &
	Marketing	0.6
Mid-America Apartment
Communities Inc.	Residential REITs	0.6
Home Properties Inc.	Residential REITs	0.6
Signature Bank	Regional Banks	0.6
CROCS Inc.	Footwear	0.5
Tanger Factory
Outlet Centers	Retail REITs	0.5
BioMed Realty Trust Inc.	Office REITs	0.5
CLARCOR	Industrial
	Machinery	0.5
Top Ten		6.0%

Investment Focus

1 S&P SmallCap 600 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated September 7, 2010, and represent estimated costs for the current fiscal year. For the periods from inception through August 31, 2011, the annualized expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.
5 The holdings listed exclude any temporary cash investments and equity index products.

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010–August 31, 2011
Initial Investment of $10,000

	Total Returns
	Periods Ended August 31, 2011	Final Value
	Since	of a $10,000
	Inception[1]	Investment
S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value	18.81%	$11,881
S&P Small-Cap 600 Index Fund ETF Shares Market Price	18.72	11,872
Dow Jones U.S. Total Stock Market Index	14.40	11,440
S&P SmallCap 600 Index	19.05	11,905
Small-Cap Core Funds Average[2]	16.10	11,610

		Final Value of
	Since	a $5,000,000
	Inception[3]	Investment
S&P Small-Cap 600 Index Fund Institutional Shares	–11.15%	$4,442,606
Dow Jones U.S. Total Stock Market Index	–8.64	4,567,922
S&P SmallCap 600 Index	–11.06	4,446,902

1 September 7, 2010.
2 Derived from data provided by Lipper Inc.
3 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.
See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

Cumulative Returns: ETF Shares, September 7, 2010—August 31, 2011

Cumulative
Since
Inception
S&P Small-Cap 600 Index Fund ETF Shares Market Price	18.72%
S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value	18.81
S&P SmallCap 600 Index	19.05

Fiscal-Period Total Returns (%): September 7, 2010, Through August 31, 2011

Total Returns: Periods Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
Institutional Shares	4/1/2011[1]	–0.50%
ETF Shares	9/7/2010
Market Price		33.04%
Net Asset Value		33.05

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

S&P Small-Cap 600 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (15.0%)
*	CROCS Inc.	16,647	455
	Wolverine World Wide Inc.	9,334	340
*	Carter’s Inc.	10,862	336
	Men’s Wearhouse Inc.	9,680	280
*	Live Nation
	Entertainment Inc.	29,448	272
*	Coinstar Inc.	5,899	269
*	Iconix Brand Group Inc.	13,717	269
*	JOS A Bank Clothiers Inc.	5,196	266
	Brunswick Corp.	16,743	266
	Hillenbrand Inc.	11,789	240
*	Steven Madden Ltd.	6,606	239
*	HSN Inc.	7,374	237
*	Genesco Inc.	4,456	236
	Pool Corp.	9,059	235
	Monro Muffler Brake Inc.	5,733	227
*	Vitamin Shoppe Inc.	4,834	214
*	Buffalo Wild Wings Inc.	3,446	212
*	Childrens Place
	Retail Stores Inc.	4,861	209
	Finish Line Inc. Class A	10,141	204
*	BJ’s Restaurants Inc.	4,301	199
	Buckle Inc.	4,986	196
	Arbitron Inc.	5,134	193
*	Hibbett Sports Inc.	5,138	192
	Group 1 Automotive Inc.	4,544	190
	Cracker Barrel Old
	Country Store Inc.	4,320	183
*	Jack in the Box Inc.	8,750	182
*	Cabela’s Inc.	7,668	180
*	Helen of Troy Ltd.	5,805	174
*	Select Comfort Corp.	10,452	166
*	Pinnacle Entertainment Inc.	11,644	160
	Texas Roadhouse Inc.
	Class A	10,892	156
*	True Religion Apparel Inc.	4,848	148
	Cato Corp. Class A	5,548	141
*	Peet’s Coffee & Tea Inc.	2,411	140

			Market
			Value•
		Shares	($000)
*	American Public
	Education Inc.	3,364	139
	PF Chang’s China Bistro Inc.	4,297	129
*	DineEquity Inc.	2,997	126
*	iRobot Corp.	4,286	119
	Sturm Ruger & Co. Inc.	3,557	118
	CEC Entertainment Inc.	3,765	117
*	Meritage Homes Corp.	6,210	116
*	Papa John’s International Inc.	3,852	115
*	Maidenform Brands Inc.	4,505	114
	Stage Stores Inc.	6,851	112
*	Sonic Corp.	11,874	110
*	Blue Nile Inc.	2,821	109
*	Skechers U.S.A. Inc. Class A	6,708	108
*	Quiksilver Inc.	24,260	101
*	OfficeMax Inc.	16,166	101
*	Ruby Tuesday Inc.	11,965	100
*	Capella Education Co.	3,036	97
	PEP Boys–
	Manny Moe & Jack	9,725	96
*	Interval Leisure Group Inc.	7,590	96
	Sonic Automotive Inc.
	Class A	6,831	95
*	Liz Claiborne Inc.	17,658	92
*	Red Robin Gourmet
	Burgers Inc.	2,953	92
	Ethan Allen Interiors Inc.	5,336	92
	Oxford Industries Inc.	2,540	91
*	Shuffle Master Inc.	10,124	90
*	Biglari Holdings Inc.	268	88
*	Jakks Pacific Inc.	5,116	87
*	La-Z-Boy Inc.	9,806	86
	Fred’s Inc. Class A	7,404	85
	Lithia Motors Inc. Class A	4,164	79
	Superior Industries
	International Inc.	4,459	77
	Drew Industries Inc.	3,692	73
*	Rue21 Inc.	2,900	73
*	Zumiez Inc.	3,929	73
	Brown Shoe Co. Inc.	8,479	70

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	HOT Topic Inc.	8,289	69
*	Lumber Liquidators
	Holdings Inc.	4,468	68
*	Boyd Gaming Corp.	10,738	67
	Callaway Golf Co.	11,887	67
	Nutrisystem Inc.	5,024	64
	Harte-Hanks Inc.	7,480	59
	Blyth Inc.	1,043	59
*	Universal Electronics Inc.	2,958	58
*	Universal Technical
	Institute Inc.	3,911	57
*	Perry Ellis International Inc.	2,386	55
	Standard Motor Products Inc.	3,844	51
*	EW Scripps Co. Class A	6,019	51
*	Standard Pacific Corp.	18,795	48
	Movado Group Inc.	3,369	46
	Haverty Furniture Cos. Inc.	3,759	44
*	Winnebago Industries Inc.	5,670	44
	Lincoln Educational
	Services Corp.	4,482	44
	PetMed Express Inc.	4,343	44
	Marcus Corp.	4,380	43
	Stein Mart Inc.	5,418	38
*	Corinthian Colleges Inc.	16,963	37
	Christopher & Banks Corp.	7,424	35
*	Arctic Cat Inc.	2,205	35
	Big 5 Sporting Goods Corp.	4,512	33
*	MarineMax Inc.	4,902	33
	Spartan Motors Inc.	7,100	32
*	M/I Homes Inc.	3,908	32
*	Ruth’s Hospitality Group Inc.	5,800	31
*	Kirkland’s Inc.	3,310	31
*	K-Swiss Inc. Class A	5,694	30
*	Tuesday Morning Corp.	6,661	27
*	Multimedia Games
	Holding Co. Inc.	5,062	25
*	Midas Inc.	2,872	23
*	Monarch Casino & Resort Inc.	2,244	23
*	O’Charleys Inc.	4,041	23
*	Audiovox Corp. Class A	3,521	23
*	Zale Corp.	4,856	20
*	Kid Brands Inc.	4,900	18
	Skyline Corp.	1,424	16
*	Coldwater Creek Inc.	11,155	12
			12,687
Consumer Staples (4.4%)
*	Darling International Inc.	22,001	371
*	United Natural Foods Inc.	9,096	370
*	TreeHouse Foods Inc.	6,676	366
	Diamond Foods Inc.	4,142	327
	Casey’s General Stores Inc.	7,137	321
*	Hain Celestial Group Inc.	8,172	259
	Snyders-Lance Inc.	8,972	200
	B&G Foods Inc. Class A	9,008	164
	Andersons Inc.	3,579	144

			Market
			Value•
		Shares	($000)
*	Boston Beer Co. Inc. Class A	1,719	139
	Sanderson Farms Inc.	3,540	139
	J&J Snack Foods Corp.	2,700	137
	WD-40 Co.	3,233	133
*	Prestige Brands Holdings Inc.	9,304	100
	Cal-Maine Foods Inc.	2,598	84
	Nash Finch Co.	2,232	71
*	Central Garden and Pet Co.
	Class A	8,976	71
	Spartan Stores Inc.	4,213	68
*	Alliance One International Inc.	16,432	52
	Inter Parfums Inc.	2,907	48
	Calavo Growers Inc.	2,371	47
*	Medifast Inc.	2,689	44
*	Seneca Foods Corp. Class A	1,853	43
			3,698
Energy (4.4%)
	World Fuel Services Corp.	13,315	495
	SEACOR Holdings Inc.	4,073	361
	Lufkin Industries Inc.	5,728	356
	Bristow Group Inc.	6,830	300
*	Swift Energy Co.	7,978	246
*	Stone Energy Corp.	9,216	243
*	Gulfport Energy Corp.	7,495	217
*	ION Geophysical Corp.	29,306	207
*	Tetra Technologies Inc.	14,446	148
	Contango Oil & Gas Co.	2,416	147
*	Pioneer Drilling Co.	11,174	141
*	Basic Energy Services Inc.	5,510	120
*	Petroleum Development Corp.	4,525	108
*	Hornbeck Offshore
	Services Inc.	4,395	107
*	Approach Resources Inc.	5,321	99
*	Georesources Inc.	3,515	82
*	Petroquest Energy Inc.	10,230	78
	Penn Virginia Corp.	8,590	70
	Gulf Island Fabrication Inc.	2,668	66
*	OYO Geospace Corp.	834	62
*	Matrix Service Co.	5,004	54
			3,707
Financials (20.2%)
	Mid-America Apartment
	Communities Inc.	6,901	493
	Home Properties Inc.	7,347	491
*	Signature Bank	8,547	475
	Tanger Factory
	Outlet Centers	16,156	454
	BioMed Realty Trust Inc.	24,680	451
	National Retail
	Properties Inc.	15,987	436
*	ProAssurance Corp.	5,751	417
	Kilroy Realty Corp.	10,994	393
	Post Properties Inc.	9,372	392
	Extra Space Storage Inc.	17,592	378

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Entertainment
	Properties Trust	8,771	369
	Colonial Properties Trust	15,698	330
*	Ezcorp Inc. Class A	9,389	315
	Cash America
	International Inc.	5,528	309
*	Stifel Financial Corp.	10,103	304
	LaSalle Hotel Properties	16,029	301
*	First Cash Financial
	Services Inc.	5,889	275
	Healthcare Realty Trust Inc.	14,636	256
	Delphi Financial Group Inc.	10,326	250
	DiamondRock Hospitality Co.	31,473	244
	Northwest Bancshares Inc.	19,950	238
*	Portfolio Recovery
	Associates Inc.	3,217	235
	Medical Properties Trust Inc.	21,007	225
	UMB Financial Corp.	5,638	219
	FNB Corp.	23,865	214
	Sovran Self Storage Inc.	5,206	212
	Umpqua Holdings Corp.	21,558	211
	Wintrust Financial Corp.	6,576	208
	EastGroup Properties Inc.	5,043	204
	RLI Corp.	3,129	198
	PS Business Parks Inc.	3,540	194
*	World Acceptance Corp.	2,912	190
	Lexington Realty Trust	25,444	188
	United Bankshares Inc.	8,353	188
	Tower Group Inc.	7,773	187
*	Texas Capital Bancshares Inc.	7,000	180
	Prospect Capital Corp.	20,202	177
	First Financial Bankshares Inc.	5,965	177
	Old National Bancorp	17,967	176
	First Financial Bancorp	10,954	175
	Franklin Street
	Properties Corp.	13,322	174
	Community Bank
	System Inc.	6,918	173
	National Penn
	Bancshares Inc.	23,096	167
	Susquehanna
	Bancshares Inc.	24,838	167
	Acadia Realty Trust	7,584	160
	Glacier Bancorp Inc.	13,523	156
	Selective Insurance
	Group Inc.	10,158	154
	LTC Properties Inc.	5,718	154
	NBT Bancorp Inc.	6,535	133
	Interactive Brokers Group Inc.	8,667	130
	Oritani Financial Corp.	9,813	129
	First Midwest Bancorp Inc.	14,166	124
	Provident Financial
	Services Inc.	9,800	123
	Columbia Banking
	System Inc.	7,527	123

			Market
			Value•
		Shares	($000)
*	Financial Engines Inc.	5,497	122
	Infinity Property &
	Casualty Corp.	2,389	122
	Inland Real Estate Corp.	14,592	118
	Bank of the Ozarks Inc.	5,078	115
	Safety Insurance Group Inc.	2,901	113
	Pennsylvania Real Estate
	Investment Trust	10,608	109
*	Navigators Group Inc.	2,357	105
*	National Financial
	Partners Corp.	8,150	104
	PacWest Bancorp	6,144	99
	PrivateBancorp Inc. Class A	11,074	98
	Horace Mann Educators Corp.	7,377	98
	Home Bancshares Inc.	4,109	96
	Independent Bank Corp.	3,952	94
	Meadowbrook Insurance
	Group Inc.	9,998	94
	Brookline Bancorp Inc.	11,109	94
	Boston Private Financial
	Holdings Inc.	14,452	90
	City Holding Co.	2,950	90
	Universal Health Realty
	Income Trust	2,390	89
	Getty Realty Corp.	4,669	89
*	Investment Technology
	Group Inc.	7,768	88
	Employers Holdings Inc.	7,207	88
	S&T Bancorp Inc.	4,737	88
*	Forestar Group Inc.	6,653	84
*	Pinnacle Financial
	Partners Inc.	6,458	82
	First Commonwealth
	Financial Corp.	17,895	80
	Trustco Bank Corp. NY	17,068	80
	Saul Centers Inc.	2,220	79
	Simmons First National
	Corp. Class A	3,188	73
	Urstadt Biddle Properties
	Inc. Class A	4,281	72
	United Fire & Casualty Co.	3,911	71
*	AMERISAFE Inc.	3,557	70
*	Piper Jaffray Cos.	2,896	69
	Dime Community
	Bancshares Inc.	5,453	66
*	Encore Capital Group Inc.	2,695	64
	Tompkins Financial Corp.	1,550	60
	Parkway Properties Inc.	4,171	57
	Kite Realty Group Trust	12,192	52
*	Nara Bancorp Inc.	7,211	51
	Sterling Bancorp	5,907	51
*	eHealth Inc.	3,866	49
	Calamos Asset
	Management Inc. Class A	3,853	45
	Presidential Life Corp.	4,332	42

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Wilshire Bancorp Inc.	12,491	38
	Stewart Information
	Services Corp.	3,950	38
	Cedar Shopping Centers Inc.	9,688	36
*	United Community Banks Inc.	3,346	35
	Bank Mutual Corp.	8,365	27
*	Hanmi Financial Corp.	27,280	26
	SWS Group Inc.	5,360	23
*	First BanCorp	4,931	17
			17,136
Health Care (12.2%)
*	Regeneron
	Pharmaceuticals Inc.	14,015	827
*	Healthspring Inc.	12,742	497
*	HMS Holdings Corp.	15,941	418
*	Cubist Pharmaceuticals Inc.	11,273	391
*	Questcor
	Pharmaceuticals Inc.	11,595	348
*	Salix Pharmaceuticals Ltd.	10,982	334
	Quality Systems Inc.	3,622	333
*	Haemonetics Corp.	4,831	302
*	Centene Corp.	9,397	300
*	Magellan Health Services Inc.	5,880	293
*	Viropharma Inc.	14,285	283
	West Pharmaceutical
	Services Inc.	6,297	253
*	Align Technology Inc.	13,024	249
*	PSS World Medical Inc.	10,431	246
	Chemed Corp.	4,001	232
*	Parexel International Corp.	11,071	226
*	Par Pharmaceutical Cos. Inc.	6,810	203
*	Zoll Medical Corp.	4,121	184
*	NuVasive Inc.	7,452	181
*	MWI Veterinary Supply Inc.	2,381	176
*	Neogen Corp.	4,444	154
*	Integra LifeSciences
	Holdings Corp.	3,867	154
	Invacare Corp.	6,012	151
	Computer Programs &
	Systems Inc.	2,065	146
*	Medicines Co.	9,880	144
	Meridian Bioscience Inc.	7,643	141
*	Air Methods Corp.	2,118	141
*	Amsurg Corp. Class A	5,918	134
*	Cyberonics Inc.	4,605	130
*	CONMED Corp.	5,341	125
*	IPC The Hospitalist Co. Inc.	3,096	124
*	Hanger Orthopedic Group Inc.	6,293	118
	Analogic Corp.	2,379	118
*	Merit Medical Systems Inc.	7,881	115
*	Abaxis Inc.	4,337	108
*	Omnicell Inc.	6,196	97
*	Greatbatch Inc.	4,324	97
*	Amedisys Inc.	5,543	94
*	Bio-Reference Labs Inc.	4,577	93

			Market
			Value•
		Shares	($000)
*	ICU Medical Inc.	2,238	92
*	Molina Healthcare Inc.	4,760	92
	Landauer Inc.	1,773	91
*	PharMerica Corp.	5,681	84
*	Healthways Inc.	6,462	81
*	SonoSite Inc.	2,609	76
*	Affymetrix Inc.	13,584	76
*	Emergent Biosolutions Inc.	4,135	75
	Ensign Group Inc.	2,585	60
	Cantel Medical Corp.	2,404	60
*	Natus Medical Inc.	5,672	59
*	LHC Group Inc.	2,922	58
*	Savient Pharmaceuticals Inc.	13,358	57
*	Symmetry Medical Inc.	6,875	57
*	Corvel Corp.	1,234	56
*	Hi-Tech Pharmacal Co. Inc.	1,953	55
*	Medcath Corp.	3,898	54
*	eResearchTechnology Inc.	8,593	45
*	Gentiva Health Services Inc.	5,749	44
*	AMN Healthcare Services Inc.	7,708	43
*	Kensey Nash Corp.	1,539	42
*	SurModics Inc.	3,622	39
*	Arqule Inc.	8,764	38
*	Almost Family Inc.	1,700	34
*	Cross Country Healthcare Inc.	6,595	33
*	Palomar Medical
	Technologies Inc.	3,935	32
*	CryoLife Inc.	5,957	30
*	Cambrex Corp.	5,937	30
*	Enzo Biochem Inc.	7,092	21
*	LCA-Vision Inc.	4,633	13
			10,287
Industrials (15.3%)
	CLARCOR Inc.	9,480	441
	Robbins & Myers Inc.	8,552	411
*	Teledyne Technologies Inc.	6,907	377
*	Moog Inc. Class A	8,628	344
	Mueller Industries Inc.	7,119	336
	Toro Co.	5,809	317
*	EMCOR Group Inc.	12,571	288
	Brady Corp. Class A	9,933	273
	United Stationers Inc.	8,651	273
	Belden Inc.	8,909	272
	Curtiss-Wright Corp.	8,730	269
*	Geo Group Inc.	12,201	262
*	Old Dominion
	Freight Line Inc.	8,101	260
	Actuant Corp. Class A	12,899	259
	AO Smith Corp.	6,342	249
*	Tetra Tech Inc.	11,723	233
*	HUB Group Inc. Class A	7,049	222
	Applied Industrial
	Technologies Inc.	7,092	217
	Simpson
	Manufacturing Co. Inc.	7,538	214

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Kaydon Corp.	6,130	206
	Barnes Group Inc.	8,521	196
	Healthcare Services
	Group Inc.	12,482	196
*	II-VI Inc.	9,637	190
	Interface Inc. Class A	12,306	186
	ABM Industries Inc.	8,974	183
	AAR Corp.	7,565	179
	Knight Transportation Inc.	11,613	176
*	Orbital Sciences Corp.	11,133	174
	Kaman Corp.	5,021	172
*	Mobile Mini Inc.	8,483	162
	Forward Air Corp.	5,619	160
	Watts Water
	Technologies Inc. Class A	5,618	159
	Tennant Co.	3,599	158
	Briggs & Stratton Corp.	9,625	155
	ESCO Technologies Inc.	5,004	155
*	EnPro Industries Inc.	3,887	151
	Lindsay Corp.	2,363	147
*	Ceradyne Inc.	4,634	145
	Heartland Express Inc.	9,550	145
	Unifirst Corp.	2,766	143
*	Allegiant Travel Co. Class A	2,845	134
*	Astec Industries Inc.	3,796	131
	Skywest Inc.	9,873	126
	Cubic Corp.	2,990	125
*	Insituform Technologies Inc.
	Class A	7,426	123
*	SYKES Enterprises Inc.	7,727	121
*	TrueBlue Inc.	8,470	119
*	Dycom Industries Inc.	6,454	118
	American Science &
	Engineering Inc.	1,732	117
	Albany International Corp.	5,321	116
	CIRCOR International Inc.	3,308	114
	AZZ Inc.	2,328	110
	Universal Forest Products Inc.	3,600	110
*	Exponent Inc.	2,603	110
	Insperity Inc.	4,336	108
	Badger Meter Inc.	2,812	99
	G&K Services Inc. Class A	3,478	98
	Arkansas Best Corp.	4,721	98
	National Presto Industries Inc.	983	95
*	Navigant Consulting Inc.	9,701	92
	Quanex Building
	Products Corp.	6,971	90
	John Bean Technologies Corp.	5,416	86
	Encore Wire Corp.	3,652	82
	Viad Corp.	3,898	80
*	Aerovironment Inc.	2,762	79
	Kelly Services Inc. Class A	5,182	79
*	Griffon Corp.	8,954	78
	Cascade Corp.	1,785	76

			Market
			Value•
		Shares	($000)
	Heidrick & Struggles
	International Inc.	3,423	71
	Tredegar Corp.	4,243	71
*	Consolidated Graphics Inc.	1,807	70
	Standex International Corp.	2,316	67
	Comfort Systems USA Inc.	7,044	67
	Federal Signal Corp.	11,550	63
*	Powell Industries Inc.	1,669	62
	AAON Inc.	3,278	57
*	On Assignment Inc.	6,999	53
*	Gibraltar Industries Inc.	5,784	51
*	GenCorp Inc.	11,239	50
	Apogee Enterprises Inc.	5,326	50
*	Dolan Co.	5,823	49
	Vicor Corp.	3,867	44
*	Lydall Inc.	3,353	37
*	Orion Marine Group Inc.	5,482	35
*	School Specialty Inc.	3,394	32
*	NCI Building Systems Inc.	3,065	30
	CDI Corp.	2,376	27
	Lawson Products Inc.	930	16
	Standard Register Co.	3,798	11
			12,982
Information Technology (18.2%)
	Anixter International Inc.	5,393	318
*	CACI International Inc.
	Class A	5,664	312
*	Wright Express Corp.	7,263	306
*	GT Advanced
	Technologies Inc.	23,673	289
*	CommVault Systems Inc.	8,281	281
*	Viasat Inc.	7,850	279
*	Veeco Instruments Inc.	7,647	278
	j2 Global Communications Inc.	8,647	276
*	Progress Software Corp.	12,604	263
*	Hittite Microwave Corp.	4,715	256
*	Arris Group Inc.	23,273	254
*	Microsemi Corp.	16,245	252
	Cognex Corp.	7,796	249
	MAXIMUS Inc.	6,525	241
*	TriQuint Semiconductor Inc.	30,880	234
*	FEI Co.	7,276	233
*	Cymer Inc.	5,739	232
	MKS Instruments Inc.	9,828	228
*	Take-Two Interactive
	Software Inc.	16,301	216
*	JDA Software Group Inc.	7,957	210
	Blackbaud Inc.	8,147	204
*	Taleo Corp. Class A	7,723	199
	Littelfuse Inc.	4,275	198
*	Netgear Inc.	6,883	191
*	MicroStrategy Inc. Class A	1,551	191
*	Cirrus Logic Inc.	12,532	190
*	Plexus Corp.	6,685	178
*	Cabot Microelectronics Corp.	4,423	176

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Power Integrations Inc.	5,444	175
*	Insight Enterprises Inc.	8,910	168
*	Synaptics Inc.	6,494	159
	Heartland Payment
	Systems Inc.	7,248	156
*	Scansource Inc.	5,009	155
*	Websense Inc.	7,528	155
*	Benchmark Electronics Inc.	11,418	155
*	Rogers Corp.	3,003	150
*	RightNow Technologies Inc.	4,537	149
*	Sourcefire Inc.	5,348	148
*	Bottomline Technologies Inc.	6,416	147
*	Manhattan Associates Inc.	4,091	146
*	DealerTrack Holdings Inc.	7,731	145
*	Cardtronics Inc.	5,773	143
*	OSI Systems Inc.	3,559	138
*	Diodes Inc.	6,898	138
	Comtech
	Telecommunications Corp.	4,897	136
*	Tessera Technologies Inc.	9,613	135
*	Synchronoss
	Technologies Inc.	4,771	130
*	Brightpoint Inc.	13,097	125
*	Rofin-Sinar Technologies Inc.	5,348	124
*	Tyler Technologies Inc.	4,813	121
*	Blue Coat Systems Inc.	8,241	121
*	SYNNEX Corp.	4,567	120
*	Brooks Automation Inc.	12,536	119
*	Ebix Inc.	7,198	118
*	FARO Technologies Inc.	3,091	117
*	Kulicke & Soffa
	Industries Inc.	13,483	117
*	Ceva Inc.	4,382	117
*	Checkpoint Systems Inc.	7,627	116
	MTS Systems Corp.	2,986	108
*	LivePerson Inc.	8,892	105
*	DTS Inc.	3,354	103
*	ATMI Inc.	5,853	100
*	Ultratech Inc.	4,833	99
*	DG FastChannel Inc.	4,426	97
*	LogMeIn Inc.	3,062	96
	Park Electrochemical Corp.	3,847	95
	Micrel Inc.	9,345	95
*	Netscout Systems Inc.	6,838	94
*	TeleTech Holdings Inc.	5,242	93
	Forrester Research Inc.	2,742	92
*	Tekelec	12,806	92
*	Volterra Semiconductor Corp.	4,545	92
*	Stratasys Inc.	3,973	92
	United Online Inc.	16,614	90
*	Standard Microsystems Corp.	4,274	90
*	TTM Technologies Inc.	8,040	90
*	Harmonic Inc.	18,780	89
*	Newport Corp.	6,886	89

			Market
			Value•
		Shares	($000)
*	CSG Systems
	International Inc.	6,464	86
*	Interactive Intelligence Group	2,586	84
	Black Box Corp.	3,333	82
*	Monolithic Power
	Systems Inc.	6,281	79
*	Mercury Computer
	Systems Inc.	5,683	79
*	Liquidity Services Inc.	3,289	79
*	comScore Inc.	4,755	76
	EPIQ Systems Inc.	6,041	76
*	Advanced Energy
	Industries Inc.	7,348	73
*	Super Micro Computer Inc.	4,950	68
*	Electro Scientific
	Industries Inc.	4,453	67
	Methode Electronics Inc.	6,835	67
*	Oplink Communications Inc.	3,965	66
*	Intermec Inc.	8,869	65
*	Infospace Inc.	6,796	65
	iGate Corp.	5,706	64
	Daktronics Inc.	6,547	63
*	Monotype Imaging
	Holdings Inc.	5,342	63
*	Entropic Communications Inc.	13,694	62
	CTS Corp.	6,387	61
*	Digi International Inc.	4,772	60
*	Avid Technology Inc.	5,674	56
*	XO Group Inc.	5,993	54
*	Nanometrics Inc.	3,311	53
*	Exar Corp.	8,655	52
	Cohu Inc.	4,569	51
*	Perficient Inc.	5,739	51
*	Supertex Inc.	2,538	50
*	Kopin Corp.	12,630	48
*	Symmetricom Inc.	8,525	47
*	Virtusa Corp.	2,946	46
	Stamps.com Inc.	2,217	44
*	Sigma Designs Inc.	5,361	43
*	Ciber Inc.	12,908	42
*	Rubicon Technology Inc.	3,261	42
*	Rudolph Technologies Inc.	6,112	42
	Bel Fuse Inc. Class B	2,370	41
*	Radisys Corp.	5,353	40
*	Pericom Semiconductor Corp.	5,116	40
*	Intevac Inc.	4,667	38
*	Agilysys Inc.	3,809	34
	Pulse Electronics Corp.	8,864	30
*	THQ Inc.	14,491	28
*	DSP Group Inc.	4,240	27
*	PC-Tel Inc.	3,713	24
*	NCI Inc. Class A	1,433	23
*	Novatel Wireless Inc.	5,773	19
*	Network Equipment
	Technologies Inc.	7,128	18

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Smith Micro Software Inc.	8,194	16
*	LoJack Corp.	4,420	14
			15,376
Materials (5.2%)
	Arch Chemicals Inc.	4,782	224
	Balchem Corp.	5,427	224
	PolyOne Corp.	17,562	222
	HB Fuller Co.	9,293	206
	Buckeye Technologies Inc.	7,501	204
	Texas Industries Inc.	5,266	188
*	OM Group Inc.	5,831	184
	Schweitzer-Mauduit
	International Inc.	3,029	182
*	Calgon Carbon Corp.	10,620	168
	Eagle Materials Inc.	8,366	165
*	Clearwater Paper Corp.	4,333	160
*	RTI International Metals Inc.	5,779	154
	Kaiser Aluminum Corp.	2,791	145
*	Kraton Performance
	Polymers Inc.	5,998	144
	AMCOL International Corp.	4,760	138
	Haynes International Inc.	2,313	134
*	Century Aluminum Co.	10,680	130
*	LSB Industries Inc.	3,252	130
	Koppers Holdings Inc.	3,898	130
	Deltic Timber Corp.	2,075	121
*	Materion Corp.	3,909	112
	Stepan Co.	1,448	110
	A Schulman Inc.	5,893	107
*	KapStone Paper and
	Packaging Corp.	7,077	106
*	STR Holdings Inc.	7,713	87
	Quaker Chemical Corp.	2,330	78
	Zep Inc.	4,072	72
	Myers Industries Inc.	6,523	71
	Wausau Paper Corp.	9,179	61
	Hawkins Inc.	1,602	58
	Neenah Paper Inc.	2,856	50
	American Vanguard Corp.	3,905	47
*	AM Castle & Co.	3,375	41
	Olympic Steel Inc.	1,857	38
*	Headwaters Inc.	12,864	28
			4,419
Telecommunication Services (0.6%)
*	Cincinnati Bell Inc.	38,135	129
	NTELOS Holdings Corp.	5,513	108
*	Neutral Tandem Inc.	5,901	70
*	General Communication Inc.
	Class A	7,144	64

		Market
		Value•
	Shares	($000)
USA Mobility Inc.	4,131	63
* Cbeyond Inc.	6,173	57
Atlantic Tele-Network Inc.	1,712	57
		548
Utilities (4.4%)
Piedmont Natural
Gas Co. Inc.	13,535	418
New Jersey Resources Corp.	7,781	367
UIL Holdings Corp.	9,502	323
Southwest Gas Corp.	8,621	319
South Jersey Industries Inc.	5,634	290
Avista Corp.	10,837	275
El Paso Electric Co.	7,919	274
Unisource Energy Corp.	6,901	261
NorthWestern Corp.	6,818	231
Allete Inc.	5,875	230
Northwest Natural Gas Co.	5,016	227
Laclede Group Inc.	4,214	167
CH Energy Group Inc.	2,923	164
American States Water Co.	3,559	127
Central Vermont Public
Service Corp.	2,505	87
		3,760
Total Investments (99.9%)
(Cost $93,147)		84,600
Other Assets and Liabilities (0.1%)
Other Assets		6,609
Liabilities		(6,544)
		65
Net Assets (100%)		84,665

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		84,600
Receivables for Investment
Securities Sold		6,399
Other Assets		210
Total Assets		91,209
Liabilities
Payables for Investment
Securities Purchased		6,536
Other Liabilities		8
Total Liabilities		6,544
Net Assets		84,665

S&P Small-Cap 600 Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	94,442
Undistributed Net Investment Income	341
Accumulated Net Realized Losses	(1,571)
Unrealized Appreciation (Depreciation)	(8,547)
Net Assets	84,665

Institutional Shares—Net Assets
Applicable to 617,147 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	72,897
Net Asset Value Per Share—
Institutional Shares	$118.12

ETF Shares—Net Assets
Applicable to 200,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	11,768
Net Asset Value Per Share—
ETF Shares	$58.84

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	445
Total Income	445
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	4
Management and Administrative—ETF Shares	7
Custodian Fees	19
Auditing Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	38
Net Investment Income	407
Realized Net Gain (Loss) on Investment Securities Sold	(403)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(8,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,543)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

September 7,
2010[1] to
August 31,
2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	407
Realized Net Gain (Loss)	(403)
Change in Unrealized Appreciation (Depreciation)	(8,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,543)
Distributions
Net Investment Income
Institutional Shares	—
ETF Shares	(36)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(36)
Capital Share Transactions
Institutional Shares	81,749
ETF Shares	11,495
Net Increase (Decrease) from Capital Share Transactions	93,244
Total Increase (Decrease)	84,665
Net Assets
Beginning of Period	—
End of Period[2]	84,665
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $341,000

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares
April 1, 2011[1], to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$132.94
Investment Operations
Net Investment Income	.290
Net Realized and Unrealized Gain (Loss) on Investments	(15.110)
Total from Investment Operations	(14.820)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$118.12

Total Return	–11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73
Ratio of Total Expenses to Average Net Assets	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.03%[2]
Portfolio Turnover Rate[3]	42%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1], to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$49.81
Investment Operations
Net Investment Income	.605
Net Realized and Unrealized Gain (Loss) on Investments	8.785
Total from Investment Operations	9.390
Distributions
Dividends from Net Investment Income	(.360)
Distributions from Realized Capital Gains	—
Total Distributions	(.360)
Net Asset Value, End of Period	$58.84

Total Return	18.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12
Ratio of Total Expenses to Average Net Assets	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	0.96%[2]
Portfolio Turnover Rate[3]	42%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The Financial Highlights included in these financial statements are based on the activity of the Institutional Shares since April 1, 2011. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $15,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

S&P Small-Cap 600 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s market value was valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $1,156,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $30,000 from undistributed net investment income, and $12,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $341,000 of ordinary income available for distribution. The fund realized losses of $1,407,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $93,312,000. Net unrealized depreciation of investment securities for tax purposes was $8,712,000, consisting of unrealized gains of $2,393,000 on securities that had risen in value since their purchase and $11,105,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $119,722,000 of investment securities and sold $26,167,000 of investment securities, other than temporary cash investments.

S&P Small-Cap 600 Index Fund

F. Capital share transactions for each class of shares were:

		Inception[1] to
	August 31, 2011
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	88,037	667
Issued in Lieu of Cash Distributions	—	—
Redeemed	(6,288)	(50)
Net Increase (Decrease)—Institutional Shares	81,749	617
ETF Shares
Issued	20,131	350
Issued in Lieu of Cash Distributions	—	—
Redeemed	(8,636)	(150)
Net Increase (Decrease)—ETF Shares	11,495	200

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The table reflects all Institutional Shares transactions beginning December 15, 2010.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	435	434	3,716
Median Market Cap	$1.0B	$1.0B	$30.4B
Price/Earnings Ratio	19.5x	19.5x	14.7x
Price/Book Ratio	1.3x	1.3x	2.0x
Yield[3]	1.6%	1.6%	2.0%
Return on Equity	8.5%	8.5%	19.0%
Earnings Growth Rate	–1.0%	–1.0%	7.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	70%	—	—
Expense Ratio[4]	0.20%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 12.2%		12.2%	12.3%
Consumer Staples	3.9	3.9	10.5
Energy	5.4	5.4	10.8
Financials	24.7	24.7	14.8
Health Care	5.7	5.7	11.4
Industrials	21.4	21.4	11.0
Information Technology 12.3		12.3	18.7
Materials	6.2	6.2	4.4
Telecommunication
Services	0.6	0.6	2.6
Utilities	7.6	7.6	3.5

Ten Largest Holdings[5] (% of total net assets)

World Fuel	Oil & Gas
Services Corp.	Refining &
	Marketing	1.2%
ProAssurance Corp.	Property &
	Casualty Insurance	1.0
Teledyne	Aerospace &
Technologies Inc.	Defense	0.9
New Jersey
Resources Corp.	Gas Utilities	0.9
Moog Inc. Class A	Aerospace &
	Defense	0.8
Mueller Industries Inc.	Industrial
	Machinery	0.8
UIL Holdings Corp.	Electric Utilities	0.8
Casey’s General
Stores Inc.	Food Retail	0.8
Southwest Gas Corp.	Gas Utilities	0.8
Anixter International Inc.	Technology
	Distributors	0.7
Top Ten		8.7%

Investment Focus

1 S&P SmallCap 600 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30–day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratio shown is from the prospectus dated September 7, 2010, and represents estimated costs for the current fiscal year. For the period from inception through August 31, 2011, the annualized expense ratio was 0.20%.
5 The holdings listed exclude any temporary cash investments and equity index products.

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010–August 31, 2011
Initial Investment of $10,000

	Total Returns
	Period Ended August 31, 2011	Final Value
	Since	of a $10,000
	Inception[1]	Investment
S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value	14.52%	$11,452
S&P Small-Cap 600 Value Index Fund ETF Shares Market Price	14.47	11,447
Dow Jones U.S. Total Stock Market Index	14.40	11,440
S&P SmallCap 600 Value Index	14.71	11,471
Small-Cap Value Funds Average[2]	13.01	11,301

Cumulative Returns: ETF Shares, September 7, 2010—August 31, 2011

Cumulative
Since
Inception
S&P Small-Cap 600 Value Index Fund ETF Shares Market Price	14.47%
S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value	14.52
S&P SmallCap 600 Value Index	14.71

1 September 7, 2010.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

Fiscal-Period Total Returns (%): September 7, 2010, Through August 31, 2011

Total Returns: Period Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
ETF Shares	9/7/2010
Market Price		26.42%
Net Asset Value		27.86

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (12.2%)
*	Live Nation Entertainment Inc.	9,915	92
	Pool Corp.	3,053	79
	Group 1 Automotive Inc.	1,526	64
*	Jack in the Box Inc.	2,934	61
*	Helen of Troy Ltd.	1,960	59
	Wolverine World Wide Inc.	1,343	49
*	Vitamin Shoppe Inc.	1,036	46
	Hillenbrand Inc.	2,169	44
	Brunswick Corp.	2,767	44
	Men’s Wearhouse Inc.	1,458	42
*	Childrens Place
	Retail Stores Inc.	882	38
*	Meritage Homes Corp.	2,013	38
	Stage Stores Inc.	2,274	37
*	Skechers U.S.A. Inc. Class A	2,229	36
*	Quiksilver Inc.	8,218	34
*	Genesco Inc.	644	34
*	Ruby Tuesday Inc.	4,045	34
*	OfficeMax Inc.	5,341	33
	PEP Boys–Manny Moe & Jack	3,329	33
	Sonic Automotive Inc. Class A	2,246	31
	Ethan Allen Interiors Inc.	1,789	31
*	Pinnacle Entertainment Inc.	2,198	30
*	Red Robin Gourmet
	Burgers Inc.	964	30
*	La-Z-Boy Inc.	3,284	29
	Fred’s Inc. Class A	2,489	28
	Lithia Motors Inc. Class A	1,391	26
	Drew Industries Inc.	1,219	24
	HOT Topic Inc.	2,844	24
	Callaway Golf Co.	4,094	23
	Brown Shoe Co. Inc.	2,755	23
*	Sonic Corp.	2,437	23
	Finish Line Inc. Class A	1,100	22
*	Boyd Gaming Corp.	3,485	22
*	Liz Claiborne Inc.	4,044	21
	Blyth Inc.	348	20
	Harte-Hanks Inc.	2,484	20
*	Jakks Pacific Inc.	1,081	18

			Market
			Value•
		Shares	($000)
	Cato Corp. Class A	717	18
*	Papa John’s International Inc.	580	17
	Standard Motor Products Inc.	1,266	17
	Superior Industries
	International Inc.	933	16
*	Standard Pacific Corp.	6,126	16
	Movado Group Inc.	1,123	15
	Oxford Industries Inc.	422	15
*	Select Comfort Corp.	897	14
	Haverty Furniture Cos. Inc.	1,201	14
*	Winnebago Industries Inc.	1,809	14
	Marcus Corp.	1,402	14
*	Shuffle Master Inc.	1,513	13
*	Rue21 Inc.	502	13
*	Arctic Cat Inc.	795	12
	Stein Mart Inc.	1,732	12
*	Corinthian Colleges Inc.	5,256	12
	Nutrisystem Inc.	854	11
	Christopher & Banks Corp.	2,224	11
*	Ruth’s Hospitality Group Inc.	1,924	10
*	EW Scripps Co. Class A	1,187	10
*	MarineMax Inc.	1,445	10
*	M/I Homes Inc.	1,163	10
	Spartan Motors Inc.	2,066	9
*	K-Swiss Inc. Class A	1,694	9
*	Tuesday Morning Corp.	2,255	9
*	Multimedia Games
	Holding Co. Inc.	1,671	8
*	Perry Ellis International Inc.	344	8
*	Audiovox Corp. Class A	1,162	7
*	Midas Inc.	883	7
*	O’Charleys Inc.	1,173	7
*	Zale Corp.	1,440	6
	Lincoln Educational
	Services Corp.	505	5
	Big 5 Sporting Goods Corp.	641	5
*	Monarch Casino & Resort Inc.	456	5
*	Coldwater Creek Inc.	3,737	4
	Skyline Corp.	291	3
			1,728

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (3.9%)
	Casey’s General Stores Inc.	2,402	108
*	Hain Celestial Group Inc.	1,684	53
*	United Natural Foods Inc.	1,219	50
	Sanderson Farms Inc.	1,184	46
	Diamond Foods Inc.	555	44
	Snyders-Lance Inc.	1,478	33
	Nash Finch Co.	771	25
*	Central Garden and Pet Co.
	Class A	3,099	24
	B&G Foods Inc. Class A	1,281	23
	Spartan Stores Inc.	1,438	23
	Andersons Inc.	569	23
	WD-40 Co.	497	21
*	Prestige Brands Holdings Inc.	1,893	20
	J&J Snack Foods Corp.	376	19
*	Alliance One International Inc.	5,576	18
*	Seneca Foods Corp. Class A	568	13
	Cal-Maine Foods Inc.	309	10
			553
Energy (5.4%)
	World Fuel Services Corp.	4,472	166
	Bristow Group Inc.	2,299	101
	Lufkin Industries Inc.	872	54
*	Swift Energy Co.	1,687	52
*	Tetra Technologies Inc.	4,773	49
*	Pioneer Drilling Co.	3,800	48
	SEACOR Holdings Inc.	451	40
*	Stone Energy Corp.	1,333	35
*	Hornbeck Offshore
	Services Inc.	1,438	35
*	ION Geophysical Corp.	4,938	35
*	Basic Energy Services Inc.	1,130	25
	Penn Virginia Corp.	2,837	23
*	Petroleum Development Corp.	964	23
	Gulf Island Fabrication Inc.	892	22
*	Matrix Service Co.	1,694	18
*	Approach Resources Inc.	903	17
*	Petroquest Energy Inc.	2,046	16
*	OYO Geospace Corp.	82	6
*	Georesources Inc.	254	6
			771
Financials (24.6%)
*	ProAssurance Corp.	1,933	140
	Delphi Financial Group Inc.	3,478	84
	BioMed Realty Trust Inc.	4,407	81
	Northwest Bancshares Inc.	6,720	80
	Kilroy Realty Corp.	2,112	75
	Post Properties Inc.	1,739	73
	FNB Corp.	8,045	72
	Umpqua Holdings Corp.	7,270	71
	Wintrust Financial Corp.	2,217	70
	Home Properties Inc.	1,042	70
	Mid-America Apartment
	Communities Inc.	955	68

			Market
			Value•
		Shares	($000)
	Colonial Properties Trust	3,177	67
	RLI Corp.	1,048	66
	Entertainment
	Properties Trust	1,511	64
	United Bankshares Inc.	2,804	63
	LaSalle Hotel Properties	3,337	63
	Extra Space Storage Inc.	2,852	61
*	Texas Capital Bancshares Inc.	2,365	61
	Old National Bancorp	6,015	59
	Franklin Street
	Properties Corp.	4,500	59
	Prospect Capital Corp.	6,675	59
	National Retail Properties Inc.	2,087	57
	Healthcare Realty Trust Inc.	3,136	55
	Susquehanna Bancshares Inc.	8,074	54
	Selective Insurance Group Inc.	3,401	52
	Glacier Bancorp Inc.	4,469	51
	UMB Financial Corp.	1,188	46
	DiamondRock Hospitality Co.	5,719	44
	NBT Bancorp Inc.	2,168	44
	Sovran Self Storage Inc.	1,064	43
	Interactive Brokers Group Inc.	2,867	43
	First Midwest Bancorp Inc.	4,632	41
	Columbia Banking
	System Inc.	2,486	41
	Infinity Property &
	Casualty Corp.	781	40
	National Penn
	Bancshares Inc.	5,341	39
	Lexington Realty Trust	5,199	38
	Safety Insurance Group Inc.	957	37
	Community Bank System Inc.	1,486	37
*	Navigators Group Inc.	778	35
	PacWest Bancorp	2,092	34
	Horace Mann Educators Corp.	2,478	33
	First Financial Bankshares Inc.	1,113	33
	Home Bancshares Inc.	1,387	33
	PrivateBancorp Inc. Class A	3,658	33
	Independent Bank Corp.	1,354	32
	PS Business Parks Inc.	583	32
	First Financial Bancorp	1,987	32
	Brookline Bancorp Inc.	3,735	31
	Boston Private Financial
	Holdings Inc.	4,868	30
	EastGroup Properties Inc.	730	30
	City Holding Co.	966	29
	S&T Bancorp Inc.	1,581	29
	Employers Holdings Inc.	2,396	29
*	Investment Technology
	Group Inc.	2,563	29
	Medical Properties Trust Inc.	2,689	29
	Provident Financial
	Services Inc.	2,207	28
	Trustco Bank Corp. NY	5,770	27
*	Pinnacle Financial
	Partners Inc.	2,121	27

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Inland Real Estate Corp.	3,279	27
	Tower Group Inc.	1,102	26
	First Commonwealth
	Financial Corp.	5,865	26
	LTC Properties Inc.	963	26
	Simmons First National Corp.
	Class A	1,100	25
	United Fire & Casualty Co.	1,350	24
	Oritani Financial Corp.	1,854	24
*	Piper Jaffray Cos.	973	23
*	AMERISAFE Inc.	1,171	23
	Acadia Realty Trust	1,052	22
	Meadowbrook Insurance
	Group Inc.	2,341	22
*	Financial Engines Inc.	878	20
*	National Financial
	Partners Corp.	1,522	19
	Parkway Properties Inc.	1,366	19
	Pennsylvania Real Estate
	Investment Trust	1,797	19
	Kite Realty Group Trust	4,078	18
*	Nara Bancorp Inc.	2,437	17
	Sterling Bancorp	1,982	17
	Universal Health Realty
	Income Trust	448	17
	Bank of the Ozarks Inc.	662	15
	Presidential Life Corp.	1,379	13
	Urstadt Biddle Properties Inc.
	Class A	741	12
*	United Community Banks Inc.	1,193	12
	Tompkins Financial Corp.	316	12
*	Wilshire Bancorp Inc.	3,985	12
	Dime Community
	Bancshares Inc.	1,016	12
	Stewart Information
	Services Corp.	1,251	12
	Cedar Shopping Centers Inc.	2,988	11
*	Forestar Group Inc.	860	11
	Getty Realty Corp.	553	11
	Saul Centers Inc.	288	10
	Calamos Asset
	Management Inc. Class A	825	10
*	Hanmi Financial Corp.	9,396	9
	Bank Mutual Corp.	2,857	9
	SWS Group Inc.	1,822	8
*	Encore Capital Group Inc.	238	6
*	First BanCorp	1,324	5
			3,487
Health Care (5.8%)
*	Centene Corp.	3,163	101
	Invacare Corp.	2,010	51
	West Pharmaceutical
	Services Inc.	1,206	48
*	Amsurg Corp. Class A	1,968	45
*	CONMED Corp.	1,783	42

			Market
			Value•
		Shares	($000)
*	Hanger Orthopedic Group Inc.	2,068	39
*	PSS World Medical Inc.	1,609	38
*	Magellan Health Services Inc.	692	35
*	Amedisys Inc.	1,832	31
*	Molina Healthcare Inc.	1,596	31
*	PharMerica Corp.	1,860	27
*	Healthways Inc.	2,110	27
*	Affymetrix Inc.	4,482	25
	Meridian Bioscience Inc.	1,098	20
*	Symmetry Medical Inc.	2,327	19
*	Medicines Co.	1,320	19
*	Medcath Corp.	1,301	18
	Analogic Corp.	338	17
*	Omnicell Inc.	1,065	17
*	ICU Medical Inc.	394	16
*	Merit Medical Systems Inc.	1,083	16
*	Greatbatch Inc.	647	14
*	Gentiva Health Services Inc.	1,900	14
*	AMN Healthcare Services Inc.	2,460	14
*	Emergent Biosolutions Inc.	561	10
*	Cross Country Healthcare Inc.	1,932	10
*	Cambrex Corp.	1,827	9
*	Natus Medical Inc.	757	8
*	eResearchTechnology Inc.	1,422	7
*	SonoSite Inc.	248	7
*	Savient Pharmaceuticals Inc.	1,633	7
*	Palomar Medical
	Technologies Inc.	840	7
*	LHC Group Inc.	333	7
	Cantel Medical Corp.	249	6
*	CryoLife Inc.	1,041	5
*	SurModics Inc.	496	5
*	LCA-Vision Inc.	748	2
			814
Industrials (21.4%)
*	Teledyne Technologies Inc.	2,322	127
*	Moog Inc. Class A	2,901	116
	Mueller Industries Inc.	2,395	113
*	EMCOR Group Inc.	4,154	95
	Brady Corp. Class A	3,345	92
	United Stationers Inc.	2,913	92
	Curtiss-Wright Corp.	2,940	90
*	Geo Group Inc.	4,108	88
	Actuant Corp. Class A	4,263	86
	Robbins & Myers Inc.	1,728	83
	CLARCOR Inc.	1,663	77
	Applied Industrial
	Technologies Inc.	2,392	73
	Simpson
	Manufacturing Co. Inc.	2,543	72
	Barnes Group Inc.	2,868	66
	ABM Industries Inc.	3,029	62
	AAR Corp.	2,524	60
	Kaman Corp.	1,669	57

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Watts Water
	Technologies Inc. Class A	1,826	52
	Briggs & Stratton Corp.	3,133	51
*	Ceradyne Inc.	1,548	49
	Belden Inc.	1,590	48
	Toro Co.	836	46
	Kaydon Corp.	1,333	45
*	HUB Group Inc. Class A	1,393	44
*	Astec Industries Inc.	1,256	43
	Skywest Inc.	3,329	42
*	Old Dominion Freight Line Inc.	1,304	42
*	Insituform Technologies Inc.
	Class A	2,453	41
*	Dycom Industries Inc.	2,147	39
	Albany International Corp.	1,754	38
	Universal Forest Products Inc.	1,231	38
	AO Smith Corp.	917	36
*	Tetra Tech Inc.	1,692	34
	G&K Services Inc. Class A	1,184	33
	Arkansas Best Corp.	1,606	33
*	Navigant Consulting Inc.	3,260	31
	Quanex Building
	Products Corp.	2,305	30
	Knight Transportation Inc.	1,957	30
	ESCO Technologies Inc.	944	29
	Tennant Co.	655	29
	Heartland Express Inc.	1,834	28
	Interface Inc. Class A	1,827	28
*	Orbital Sciences Corp.	1,741	27
	Encore Wire Corp.	1,207	27
	Kelly Services Inc. Class A	1,757	27
	Viad Corp.	1,295	27
*	Mobile Mini Inc.	1,370	26
*	Griffon Corp.	2,954	26
	Tredegar Corp.	1,465	24
	Unifirst Corp.	450	23
	Standex International Corp.	795	23
	Comfort Systems USA Inc.	2,412	23
*	TrueBlue Inc.	1,634	23
	Heidrick & Struggles
	International Inc.	1,105	23
	Forward Air Corp.	787	22
	Federal Signal Corp.	3,962	22
*	Powell Industries Inc.	568	21
	CIRCOR International Inc.	586	20
*	SYKES Enterprises Inc.	1,213	19
	Insperity Inc.	731	18
*	On Assignment Inc.	2,369	18
*	Gibraltar Industries Inc.	1,890	17
	Cascade Corp.	389	17
	Apogee Enterprises Inc.	1,744	16
*	GenCorp Inc.	3,648	16
	Cubic Corp.	366	15
	Badger Meter Inc.	436	15
*	Aerovironment Inc.	517	15
	AZZ Inc.	276	13

			Market
			Value•
		Shares	($000)
	John Bean Technologies Corp.	818	13
*	Lydall Inc.	1,117	12
*	School Specialty Inc.	996	9
	CDI Corp.	809	9
	AAON Inc.	443	8
*	NCI Building Systems Inc.	793	8
	Lawson Products Inc.	252	4
	Standard Register Co.	844	2
			3,036
Information Technology (12.3%)
	Anixter International Inc.	1,782	105
*	CACI International Inc.
	Class A	1,906	105
*	Arris Group Inc.	7,839	86
*	Insight Enterprises Inc.	2,969	56
*	Scansource Inc.	1,717	53
*	Benchmark Electronics Inc.	3,860	52
	Heartland Payment
	Systems Inc.	2,426	52
	MKS Instruments Inc.	2,072	48
*	Cymer Inc.	1,135	46
	Comtech
	Telecommunications Corp.	1,639	46
*	FEI Co.	1,414	45
*	Microsemi Corp.	2,772	43
*	Brightpoint Inc.	4,238	40
*	SYNNEX Corp.	1,512	40
*	Brooks Automation Inc.	4,169	39
*	Take-Two Interactive
	Software Inc.	2,962	39
*	Checkpoint Systems Inc.	2,527	39
	Cognex Corp.	1,151	37
*	Rogers Corp.	657	33
*	Tekelec	4,287	31
	United Online Inc.	5,606	30
	Black Box Corp.	1,117	28
*	Plexus Corp.	948	25
	EPIQ Systems Inc.	2,002	25
*	Rofin-Sinar Technologies Inc.	1,079	25
*	Infospace Inc.	2,357	23
	Methode Electronics Inc.	2,294	22
*	ATMI Inc.	1,289	22
*	Intermec Inc.	2,952	22
	Park Electrochemical Corp.	860	21
	CTS Corp.	2,188	21
*	Digi International Inc.	1,615	20
*	FARO Technologies Inc.	523	20
*	Cabot Microelectronics Corp.	496	20
*	DealerTrack Holdings Inc.	1,026	19
	MTS Systems Corp.	511	18
*	Tessera Technologies Inc.	1,302	18
*	Standard Microsystems Corp.	855	18
*	Avid Technology Inc.	1,814	18
*	Ultratech Inc.	837	17
*	Harmonic Inc.	3,412	16

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Advanced Energy
	Industries Inc.	1,543	15
*	Electro Scientific
	Industries Inc.	1,008	15
*	LogMeIn Inc.	476	15
*	Ciber Inc.	4,425	15
*	Newport Corp.	1,066	14
	Bel Fuse Inc. Class B	755	13
	Daktronics Inc.	1,307	13
	Cohu Inc.	1,077	12
*	Agilysys Inc.	1,276	12
*	TeleTech Holdings Inc.	619	11
*	XO Group Inc.	1,158	11
*	Supertex Inc.	536	11
*	Super Micro Computer Inc.	730	10
*	DSP Group Inc.	1,532	10
*	THQ Inc.	4,245	8
*	Rudolph Technologies Inc.	1,160	8
*	PC-Tel Inc.	1,152	7
*	Radisys Corp.	960	7
*	Symmetricom Inc.	1,311	7
*	Exar Corp.	1,162	7
*	Intevac Inc.	852	7
	Pulse Electronics Corp.	1,732	6
*	Monotype Imaging
	Holdings Inc.	469	6
*	Pericom Semiconductor Corp.	662	5
*	Sigma Designs Inc.	592	5
*	NCI Inc. Class A	195	3
*	Network Equipment
	Technologies Inc.	1,064	3
*	LoJack Corp.	764	2
			1,741
Materials (6.3%)
	Arch Chemicals Inc.	1,612	76
	HB Fuller Co.	3,136	69
	Texas Industries Inc.	1,771	63
*	Clearwater Paper Corp.	1,450	53
	Kaiser Aluminum Corp.	935	48
	Eagle Materials Inc.	1,907	38
	Stepan Co.	494	37
	A Schulman Inc.	1,948	36
*	RTI International Metals Inc.	1,223	33
	Haynes International Inc.	551	32
	PolyOne Corp.	2,422	31
*	Calgon Carbon Corp.	1,857	29
*	Kraton Performance
	Polymers Inc.	1,208	29
*	Century Aluminum Co.	2,223	27
*	OM Group Inc.	847	27
	Koppers Holdings Inc.	781	26
	Zep Inc.	1,396	25
	AMCOL International Corp.	843	24
	Myers Industries Inc.	2,248	24
	Deltic Timber Corp.	393	23

		Market
		Value•
	Shares	($000)
Wausau Paper Corp.	3,140	21
* LSB Industries Inc.	502	20
Neenah Paper Inc.	959	17
American Vanguard Corp.	1,382	16
* STR Holdings Inc.	1,419	16
* Materion Corp.	445	13
* AM Castle & Co.	1,045	13
Olympic Steel Inc.	569	12
* Headwaters Inc.	3,778	8
		886
Telecommunication Services (0.6%)
* Cincinnati Bell Inc.	12,512	42
NTELOS Holdings Corp.	864	17
USA Mobility Inc.	873	13
* General Communication Inc.
Class A	995	9
		81
Utilities (7.6%)
New Jersey Resources Corp.	2,614	123
UIL Holdings Corp.	3,197	109
Southwest Gas Corp.	2,900	107
Avista Corp.	3,648	93
Piedmont Natural Gas Co. Inc.	2,916	90
Unisource Energy Corp.	2,323	88
NorthWestern Corp.	2,298	78
Allete Inc.	1,980	77
Laclede Group Inc.	1,411	56
South Jersey Industries Inc.	1,084	56
CH Energy Group Inc.	988	55
El Paso Electric Co.	1,457	50
Northwest Natural Gas Co.	1,074	49
Central Vermont Public
Service Corp.	849	30
American States Water Co.	560	20
		1,081
Total Investments (100.1%)
(Cost $14,274)		14,178
Other Assets and Liabilities (–0.1%)
Other Assets		65
Liabilities		(73)
		(8)
Net Assets (100%)
Applicable to 250,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		14,170
Net Asset Value Per Share—
ETF Shares		$56.68

S&P Small-Cap 600 Value Index Fund

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	14,913
Undistributed Net Investment Income	82
Accumulated Net Realized Losses	(729)
Unrealized Appreciation (Depreciation)	(96)
Net Assets	14,170

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	149
Total Income	149
Expenses
The Vanguard Group—Note B
Management and Administrative	7
Custodian Fees	5
Auditing Fees	7
Shareholders’ Reports	1
Total Expenses	20
Net Investment Income	129
Realized Net Gain (Loss) on Investment Securities Sold	319
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(96)
Net Increase (Decrease) in Net Assets Resulting from Operations	352
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

September 7,
2010[1] to
August 31,
2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	129
Realized Net Gain (Loss)	319
Change in Unrealized Appreciation (Depreciation)	(96)
Net Increase (Decrease) in Net Assets Resulting from Operations	352
Distributions
Net Investment Income
Institutional Shares	—
ETF Shares	(37)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(37)
Capital Share Transactions
Institutional Shares	(1)
ETF Shares	13,856
Net Increase (Decrease) from Capital Share Transactions	13,855
Total Increase (Decrease)	14,170
Net Assets
Beginning of Period	—
End of Period[2]	14,170
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $82,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1], to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$49.79
Investment Operations
Net Investment Income	.741
Net Realized and Unrealized Gain (Loss) on Investments	6.519
Total from Investment Operations	7.260
Distributions
Dividends from Net Investment Income	(.370)
Distributions from Realized Capital Gains	—
Total Distributions	(.370)
Net Asset Value, End of Period	$56.68

Total Return	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14
Ratio of Total Expenses to Average Net Assets	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	1.32%[2]
Portfolio Turnover Rate[3]	70%

1 Inception—See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2011, there were no investors in the Institutional share class. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $3,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s market value was valued based on Level 1 inputs.

S&P Small-Cap 600 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $1,045,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $10,000 from undistributed net investment income, and $3,000 from accumulated net realized losses, to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $82,000 of ordinary income available for distribution. The fund realized losses of $729,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $14,274,000. Net unrealized depreciation of investment securities for tax purposes was $96,000, consisting of unrealized gains of $477,000 on securities that had risen in value since their purchase and $573,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $29,731,000 of investment securities and sold $15,772,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

		Inception[1] to
	August 31, 2011
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	70	1
Issued in Lieu of Cash Distributions	—	—
Redeemed	(71)	(1)
Net Increase (Decrease)—Institutional Shares	(1)	—
ETF Shares
Issued	22,271	400
Issued in Lieu of Cash Distributions	—	—
Redeemed	(8,415)	(150)
Net Increase (Decrease)—ETF Shares	13,856	250

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2011, there were no investors in the Institutional share class.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	368	368	3,716
Median Market Cap	$1.2B	$1.2B	$30.4B
Price/Earnings Ratio	19.7x	19.6x	14.7x
Price/Book Ratio	2.3x	2.3x	2.0x
Yield[3]	0.9%	0.9%	2.0%
Return on Equity	13.9%	14.0%	19.0%
Earnings Growth Rate	10.7%	10.6%	7.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	106%	—	—
Expense Ratio[4]	0.20%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 17.7%		17.7%	12.3%
Consumer Staples	4.9	4.9	10.5
Energy	3.3	3.3	10.8
Financials	16.0	16.0	14.8
Health Care	18.5	18.5	11.4
Industrials	9.3	9.3	11.0
Information Technology 24.1		24.1	18.7
Materials	4.2	4.2	4.4
Telecommunication
Services	0.7	0.7	2.6
Utilities	1.3	1.3	3.5

Ten Largest Holdings[5] (% of total net assets)

Regeneron
Pharmaceuticals Inc.	Biotechnology	2.0%
Healthspring Inc.	Managed
	Health Care	1.2
Signature Bank	Regional Banks	1.1
CROCS Inc.	Footwear	1.1
Tanger Factory
Outlet Centers	Retail REITs	1.1
HMS Holdings Corp.	Health Care
	Services	1.0
Cubist
Pharmaceuticals Inc.	Biotechnology	0.9
Darling International Inc.	Agricultural
	Products	0.9
TreeHouse Foods Inc.	Packaged Foods
	& Meats	0.9
Questcor
Pharmaceuticals Inc.	Pharmaceuticals	0.8
Top Ten		11.0%

Investment Focus

1 S&P SmallCap 600 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratio shown is from the prospectus dated September 7, 2010, and represents estimated costs for the current fiscal year. For the period from inception through August 31, 2011, the annualized expense ratio was 0.20%.
5 The holdings listed exclude any temporary cash investments and equity index products.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010—August 31, 2011
Initial Investment of $10,000

	Total Returns
	Period Ended August 31, 2011	Final Value
	Since	of a $10,000
	Inception[1]	Investment
S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value	23.41%	$12,341
S&P Small-Cap 600 Growth Index Fund ETF Shares Market Price	23.33	12,333
Dow Jones U.S. Total Stock Market Index	14.40	11,440
S&P SmallCap 600 Growth Index	23.67	12,367
Small-Cap Growth Funds Average[2]	18.98	11,898

Cumulative Returns: ETF Shares, September 7, 2010—August 31, 2011

Cumulative
Since
Inception
S&P Small-Cap 600 Growth Index Fund ETF Shares Market Price	23.33%
S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value	23.41
S&P SmallCap 600 Growth Index	23.67

1 September 7, 2010.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Fiscal-Period Total Returns (%): September 7, 2010, Through August 31, 2011

Total Returns: Period Ended June 30, 2011
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
ETF Shares	9/7/2010
Market Price		38.43%
Net Asset Value		38.50

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (17.7%)
*	CROCS Inc.	10,875	298
*	Carter’s Inc.	7,093	219
*	Coinstar Inc.	3,863	176
*	Iconix Brand Group Inc.	8,979	176
*	JOS A Bank Clothiers Inc.	3,402	174
*	Steven Madden Ltd.	4,325	156
*	HSN Inc.	4,829	155
	Monro Muffler Brake Inc.	3,755	148
*	Buffalo Wild Wings Inc.	2,249	139
*	BJ’s Restaurants Inc.	2,819	130
	Buckle Inc.	3,267	129
	Wolverine World Wide Inc.	3,487	127
*	Hibbett Sports Inc.	3,367	126
	Arbitron Inc.	3,331	125
	Cracker Barrel Old
	Country Store Inc.	2,820	119
*	Cabela’s Inc.	5,005	117
	Texas Roadhouse Inc.
	Class A	7,078	101
	Men’s Wearhouse Inc.	3,476	100
*	True Religion Apparel Inc.	3,164	96
*	Peet’s Coffee & Tea Inc.	1,574	92
	Finish Line Inc. Class A	4,502	90
*	American Public
	Education Inc.	2,195	90
*	Genesco Inc.	1,658	88
	Brunswick Corp.	5,464	87
	PF Chang’s China Bistro Inc.	2,804	85
*	DineEquity Inc.	1,956	82
*	Select Comfort Corp.	5,117	81
	Sturm Ruger & Co. Inc.	2,317	77
*	iRobot Corp.	2,738	76
	CEC Entertainment Inc.	2,436	76
*	Maidenform Brands Inc.	2,873	73
	Hillenbrand Inc.	3,463	71
*	Blue Nile Inc.	1,794	70
*	Interval Leisure Group Inc.	5,008	63
*	Childrens Place
	Retail Stores Inc.	1,460	63

			Market
			Value•
		Shares	($000)
*	Capella Education Co.	1,931	62
*	Biglari Holdings Inc.	176	58
	Cato Corp. Class A	2,245	57
*	Vitamin Shoppe Inc.	1,136	50
*	Zumiez Inc.	2,588	48
*	Pinnacle Entertainment Inc.	3,345	46
*	Lumber Liquidators
	Holdings Inc.	2,880	44
*	Papa John’s International Inc.	1,356	40
*	Universal Technical
	Institute Inc.	2,581	38
*	Universal Electronics Inc.	1,844	36
*	Shuffle Master Inc.	3,654	32
	Oxford Industries Inc.	902	32
	PetMed Express Inc.	2,656	27
*	Sonic Corp.	2,883	27
*	Rue21 Inc.	910	23
*	Jakks Pacific Inc.	1,269	22
	Nutrisystem Inc.	1,621	21
*	Liz Claiborne Inc.	3,831	20
*	Perry Ellis International Inc.	865	20
*	Kirkland’s Inc.	1,932	18
	Superior Industries
	International Inc.	1,037	18
	Lincoln Educational
	Services Corp.	1,774	17
*	EW Scripps Co. Class A	1,501	13
	Big 5 Sporting Goods Corp.	1,431	11
*	Kid Brands Inc.	2,658	10
*	Monarch Casino & Resort Inc.	500	5
	Skyline Corp.	180	2
			4,872
Consumer Staples (4.9%)
*	Darling International Inc.	14,371	242
*	TreeHouse Foods Inc.	4,360	239
*	United Natural Foods Inc.	3,575	145
	Diamond Foods Inc.	1,622	128
*	Boston Beer Co. Inc. Class A	1,119	91
	Snyders-Lance Inc.	2,987	66
*	Hain Celestial Group Inc.	2,081	66
	B&G Foods Inc. Class A	3,411	62

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	J&J Snack Foods Corp.	1,037	52
	Andersons Inc.	1,236	50
	WD-40 Co.	1,121	46
	Cal-Maine Foods Inc.	1,034	34
	Inter Parfums Inc.	1,872	31
	Calavo Growers Inc.	1,482	30
*	Prestige Brands Holdings Inc.	2,531	27
*	Medifast Inc.	1,648	27
			1,336
Energy (3.3%)
	SEACOR Holdings Inc.	1,787	159
*	Gulfport Energy Corp.	4,910	142
	Lufkin Industries Inc.	2,065	129
	Contango Oil & Gas Co.	1,577	96
*	Stone Energy Corp.	3,429	91
*	ION Geophysical Corp.	9,373	66
*	Swift Energy Co.	1,875	58
*	Georesources Inc.	1,780	41
*	Approach Resources Inc.	1,712	32
*	Basic Energy Services Inc.	1,394	30
*	OYO Geospace Corp.	379	28
*	Petroleum Development Corp.	981	23
*	Petroquest Energy Inc.	2,935	22
			917
Financials (16.0%)
*	Signature Bank	5,583	310
	Tanger Factory
	Outlet Centers	10,555	297
*	Ezcorp Inc. Class A	6,146	206
	Cash America
	International Inc.	3,619	202
*	Stifel Financial Corp.	6,613	199
	Mid-America Apartment
	Communities Inc.	2,666	191
	Home Properties Inc.	2,790	187
*	First Cash Financial
	Services Inc.	3,855	180
	National Retail Properties Inc.	6,384	174
*	Portfolio Recovery
	Associates Inc.	2,107	154
	BioMed Realty Trust Inc.	7,599	139
	Extra Space Storage Inc.	5,996	129
*	World Acceptance Corp.	1,894	123
	Entertainment
	Properties Trust	2,805	118
	Post Properties Inc.	2,753	115
	Kilroy Realty Corp.	3,086	110
	Medical Properties Trust Inc.	8,501	91
	Colonial Properties Trust	4,122	87
	EastGroup Properties Inc.	1,876	76
	LaSalle Hotel Properties	3,871	73
	DiamondRock Hospitality Co.	9,244	72
	Tower Group Inc.	2,943	71
	PS Business Parks Inc.	1,176	64
	Acadia Realty Trust	2,920	62
	Healthcare Realty Trust Inc.	3,439	60

			Market
			Value•
		Shares	($000)
	Oritani Financial Corp.	4,346	57
	Sovran Self Storage Inc.	1,326	54
	UMB Financial Corp.	1,362	53
	First Financial Bancorp	3,289	53
	First Financial Bankshares Inc.	1,698	50
	LTC Properties Inc.	1,862	50
	Lexington Realty Trust	6,477	48
	Bank of the Ozarks Inc.	1,972	45
*	Financial Engines Inc.	1,976	44
	Community Bank System Inc.	1,626	41
	Getty Realty Corp.	2,025	38
	National Penn Bancshares Inc.	4,673	34
	Pennsylvania Real Estate
	Investment Trust	3,279	34
*	eHealth Inc.	2,625	33
*	Forestar Group Inc.	2,652	33
*	National Financial
	Partners Corp.	2,489	32
	Saul Centers Inc.	854	30
*	Encore Capital Group Inc.	1,257	30
	Provident Financial
	Services Inc.	2,106	26
	Universal Health Realty
	Income Trust	699	26
	Inland Real Estate Corp.	3,127	25
	Urstadt Biddle
	Properties Inc. Class A	1,462	25
	Meadowbrook
	Insurance Group Inc.	2,027	19
	Dime Community
	Bancshares Inc.	1,510	18
	Tompkins Financial Corp.	418	16
	Calamos Asset
	Management Inc. Class A	840	10
			4,414
Health Care (18.5%)
*	Regeneron
	Pharmaceuticals Inc.	9,157	540
*	Healthspring Inc.	8,324	325
*	HMS Holdings Corp.	10,415	273
*	Cubist Pharmaceuticals Inc.	7,364	255
*	Questcor Pharmaceuticals Inc.	7,572	228
*	Salix Pharmaceuticals Ltd.	7,168	218
	Quality Systems Inc.	2,365	218
*	Haemonetics Corp.	3,162	198
*	Viropharma Inc.	9,351	185
*	Align Technology Inc.	8,526	163
	Chemed Corp.	2,620	152
*	Parexel International Corp.	7,251	148
*	Par Pharmaceutical Cos. Inc.	4,444	132
*	Magellan Health Services Inc.	2,495	124
*	Zoll Medical Corp.	2,690	120
*	NuVasive Inc.	4,864	118
*	MWI Veterinary Supply Inc.	1,541	114
*	Integra LifeSciences
	Holdings Corp.	2,524	101

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Neogen Corp.	2,847	99
	Computer Programs &
	Systems Inc.	1,358	96
*	Air Methods Corp.	1,383	92
*	PSS World Medical Inc.	3,677	87
*	Cyberonics Inc.	2,993	84
*	IPC The Hospitalist Co. Inc.	2,010	81
	West Pharmaceutical
	Services Inc.	1,768	71
*	Abaxis Inc.	2,764	69
*	Bio-Reference Labs Inc.	3,015	61
	Landauer Inc.	1,157	60
*	Medicines Co.	3,910	57
	Meridian Bioscience Inc.	2,919	54
	Analogic Corp.	894	44
*	Merit Medical Systems Inc.	2,975	43
	Ensign Group Inc.	1,617	38
*	Corvel Corp.	800	36
*	Greatbatch Inc.	1,631	36
*	Hi-Tech Pharmacal Co. Inc.	1,260	35
*	SonoSite Inc.	1,204	35
*	Omnicell Inc.	2,033	32
*	ICU Medical Inc.	721	30
*	Emergent Biosolutions Inc.	1,595	29
*	Kensey Nash Corp.	1,046	29
	Cantel Medical Corp.	1,090	27
*	LHC Group Inc.	1,271	25
*	Arqule Inc.	5,438	24
*	Savient Pharmaceuticals Inc.	5,493	24
*	Natus Medical Inc.	2,065	22
*	Almost Family Inc.	1,021	20
*	eResearchTechnology Inc.	2,491	13
*	SurModics Inc.	1,183	13
*	Enzo Biochem Inc.	4,133	12
*	CryoLife Inc.	1,376	7
*	Palomar Medical
	Technologies Inc.	677	5
*	LCA-Vision Inc.	831	2
			5,104
Industrials (9.3%)
	CLARCOR Inc.	2,981	139
	Healthcare Services
	Group Inc.	8,147	128
*	II-VI Inc.	6,290	124
	Toro Co.	2,162	118
	Robbins & Myers Inc.	2,233	107
*	EnPro Industries Inc.	2,550	99
	Lindsay Corp.	1,543	96
	AO Smith Corp.	2,359	93
*	Old Dominion
	Freight Line Inc.	2,750	88
*	Tetra Tech Inc.	4,362	87
*	Allegiant Travel Co. Class A	1,847	87
	Belden Inc.	2,675	82
	American Science &
	Engineering Inc.	1,115	75

			Market
			Value•
		Shares	($000)
*	Exponent Inc.	1,720	73
	Interface Inc. Class A	4,498	68
	National Presto Industries Inc.	641	62
*	Orbital Sciences Corp.	3,801	59
	Forward Air Corp.	2,092	59
*	HUB Group Inc. Class A	1,887	59
	Knight Transportation Inc.	3,714	56
*	Mobile Mini Inc.	2,871	55
	Cubic Corp.	1,240	52
	Unifirst Corp.	939	49
	AZZ Inc.	1,017	48
	Tennant Co.	1,081	48
	Kaydon Corp.	1,401	47
*	Consolidated Graphics Inc.	1,195	46
	ESCO Technologies Inc.	1,437	44
	Heartland Express Inc.	2,681	41
*	SYKES Enterprises Inc.	2,593	41
	Badger Meter Inc.	1,017	36
	Insperity Inc.	1,400	35
	CIRCOR International Inc.	995	34
*	TrueBlue Inc.	2,285	32
*	Dolan Co.	3,688	31
	John Bean Technologies Corp.	1,969	31
	Vicor Corp.	2,410	27
*	Aerovironment Inc.	872	25
	AAON Inc.	1,311	23
*	Orion Marine Group Inc.	3,315	21
	Cascade Corp.	399	17
*	NCI Building Systems Inc.	522	5
			2,547
Information Technology (24.1%)
*	Wright Express Corp.	4,754	200
*	GT Advanced
	Technologies Inc.	15,496	189
*	CommVault Systems Inc.	5,421	184
*	Viasat Inc.	5,139	182
*	Veeco Instruments Inc.	5,006	182
	j2 Global Communications Inc.	5,661	181
*	Progress Software Corp.	8,226	171
*	Hittite Microwave Corp.	3,086	168
	MAXIMUS Inc.	4,274	158
*	TriQuint Semiconductor Inc.	20,155	153
*	JDA Software Group Inc.	5,193	137
	Blackbaud Inc.	5,317	133
*	Taleo Corp. Class A	5,040	130
	Littelfuse Inc.	2,790	129
*	Netgear Inc.	4,493	125
*	MicroStrategy Inc. Class A	1,012	124
*	Cirrus Logic Inc.	8,128	123
	Power Integrations Inc.	3,540	114
*	Synaptics Inc.	4,204	103
*	Websense Inc.	4,904	101
*	RightNow Technologies Inc.	2,962	97
*	Sourcefire Inc.	3,490	96
*	Bottomline Technologies Inc.	4,177	96
*	Manhattan Associates Inc.	2,668	95

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Cardtronics Inc.	3,753	93
	Cognex Corp.	2,851	91
*	OSI Systems Inc.	2,339	91
*	Diodes Inc.	4,502	90
*	Synchronoss
	Technologies Inc.	3,114	85
*	Microsemi Corp.	5,196	81
*	Blue Coat Systems Inc.	5,328	78
*	Tyler Technologies Inc.	3,068	77
*	Cabot Microelectronics Corp.	1,934	77
*	Kulicke & Soffa
	Industries Inc.	8,836	77
*	Ebix Inc.	4,594	75
*	Ceva Inc.	2,827	75
*	Plexus Corp.	2,531	67
*	LivePerson Inc.	5,689	67
*	DTS Inc.	2,135	66
*	FEI Co.	1,995	64
*	DG FastChannel Inc.	2,894	63
*	Take-Two Interactive
	Software Inc.	4,788	63
	Micrel Inc.	6,181	63
*	Cymer Inc.	1,536	62
	Forrester Research Inc.	1,812	61
*	Volterra Semiconductor Corp.	3,015	61
*	TTM Technologies Inc.	5,390	60
*	Stratasys Inc.	2,594	60
*	Netscout Systems Inc.	4,339	60
*	DealerTrack Holdings Inc.	3,079	58
*	CSG Systems
	International Inc.	4,248	57
*	Interactive Intelligence Group	1,722	56
	MKS Instruments Inc.	2,373	55
*	Monolithic Power
	Systems Inc.	4,206	53
*	Liquidity Services Inc.	2,194	53
*	Tessera Technologies Inc.	3,702	52
*	Mercury Computer
	Systems Inc.	3,704	52
*	comScore Inc.	3,169	51
*	Oplink Communications Inc.	2,535	42
	iGate Corp.	3,603	40
*	TeleTech Holdings Inc.	2,252	40
*	Entropic Communications Inc.	8,722	39
*	FARO Technologies Inc.	1,003	38
*	Nanometrics Inc.	2,176	35
*	LogMeIn Inc.	1,100	34
*	Rogers Corp.	686	34
	MTS Systems Corp.	939	34
*	Perficient Inc.	3,738	33
*	Newport Corp.	2,470	32
*	Rofin-Sinar Technologies Inc.	1,362	32
*	Monotype Imaging
	Holdings Inc.	2,631	31
*	Ultratech Inc.	1,482	30
*	Kopin Corp.	7,924	30

			Market
			Value•
		Shares	($000)
*	Virtusa Corp.	1,841	29
	Stamps.com Inc.	1,461	29
*	Harmonic Inc.	5,516	26
*	Rubicon Technology Inc.	2,008	26
*	Standard Microsystems Corp.	1,187	25
*	Super Micro Computer Inc.	1,761	24
*	ATMI Inc.	1,399	24
	Park Electrochemical Corp.	891	22
*	Exar Corp.	3,170	19
*	Sigma Designs Inc.	2,267	18
	Daktronics Inc.	1,865	18
*	Advanced Energy
	Industries Inc.	1,713	17
*	Electro Scientific
	Industries Inc.	1,034	16
*	XO Group Inc.	1,706	15
*	Symmetricom Inc.	2,694	15
*	Pericom Semiconductor Corp.	1,782	14
*	Novatel Wireless Inc.	3,934	13
*	Supertex Inc.	590	12
*	Rudolph Technologies Inc.	1,593	11
*	Radisys Corp.	1,373	10
	Cohu Inc.	915	10
*	NCI Inc. Class A	594	10
*	Intevac Inc.	1,122	9
*	Smith Micro Software Inc.	3,875	7
	Pulse Electronics Corp.	1,685	6
*	Network Equipment
	Technologies Inc.	1,829	5
*	LoJack Corp.	893	3
			6,622
Materials (4.2%)
	Balchem Corp.	3,554	147
	Buckeye Technologies Inc.	4,915	134
	Schweitzer-Mauduit
	International Inc.	1,978	119
	PolyOne Corp.	6,763	85
*	KapStone Paper and
	Packaging Corp.	4,702	71
*	OM Group Inc.	2,169	69
*	Calgon Carbon Corp.	3,328	53
	Quaker Chemical Corp.	1,552	52
*	Materion Corp.	1,629	47
*	LSB Industries Inc.	1,130	45
	AMCOL International Corp.	1,503	44
	Hawkins Inc.	1,051	38
*	Kraton Performance
	Polymers Inc.	1,527	36
*	RTI International Metals Inc.	1,334	35
	Eagle Materials Inc.	1,693	33
	Deltic Timber Corp.	570	33
	Koppers Holdings Inc.	987	33
*	Century Aluminum Co.	2,579	31
*	STR Holdings Inc.	2,293	26
	Haynes International Inc.	434	25
			1,156

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Telecommunication Services (0.7%)
*	Neutral Tandem Inc.	3,832	45
	NTELOS Holdings Corp.	2,018	40
	Atlantic Tele-Network Inc.	1,115	37
*	Cbeyond Inc.	3,840	36
*	General Communication Inc.
	Class A	2,712	24
	USA Mobility Inc.	1,061	16
			198
	Utilities (1.3%)
	Piedmont Natural Gas Co. Inc.	3,181	98
	South Jersey Industries Inc.	1,581	82
	El Paso Electric Co.	2,326	81
	Northwest Natural Gas Co.	1,179	53
	American States Water Co.	1,214	43
			357
	Total Common Stocks
	(Cost $26,049)		27,523
Temporary Cash Investment (0.0%)
	Money Market Fund (0.0%)
1	Vanguard Market
	Liquidity Fund,
	0.132% (Cost $3)	2,874	3
	Total Investments (100.0%)
	(Cost $26,052)		27,526
Other Assets and Liabilities (0.0%)
	Other Assets		7,188
	Liabilities		(7,182)
			6
	Net Assets (100%)
Applicable to 450,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			27,532
	Net Asset Value Per Share—
	ETF Shares		$61.18

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	27,526
Receivables for Investment
Securities Sold	7,164
Other Assets	24
Total Assets	34,714
Liabilities
Payables for Investment
Securities Purchased	7,176
Other Liabilities	6
Total Liabilities	7,182
Net Assets	27,532

At August 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	26,597
Undistributed Net Investment Income	50
Accumulated Net Realized Losses	(589)
Unrealized Appreciation (Depreciation)	1,474
Net Assets	27,532

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

September 7, 2010[1] to
August 31, 2011
($000)
Investment Income
Income
Dividends	122
Total Income	122
Expenses
The Vanguard Group—Note B
Management and Administrative	7
Custodian Fees	7
Auditing Fees	7
Shareholders’ Reports	4
Total Expenses	25
Net Investment Income	97
Realized Net Gain (Loss) on Investment Securities Sold	104
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,474
Net Increase (Decrease) in Net Assets Resulting from Operations	1,675
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

September 7,
2010[1] to
August 31,
2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97
Realized Net Gain (Loss)	104
Change in Unrealized Appreciation (Depreciation)	1,474
Net Increase (Decrease) in Net Assets Resulting from Operations	1,675
Distributions
Net Investment Income
Institutional Shares	—
ETF Shares	(47)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(47)
Capital Share Transactions
Institutional Shares	(5)
ETF Shares	25,909
Net Increase (Decrease) from Capital Share Transactions	25,904
Total Increase (Decrease)	27,532
Net Assets
Beginning of Period	—
End of Period[2]	27,532
1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $50,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
September 7, 2010[1], to
For a Share Outstanding Throughout the Period	August 31, 2011
Net Asset Value, Beginning of Period	$49.82
Investment Operations
Net Investment Income	.422
Net Realized and Unrealized Gain (Loss) on Investments	11.248
Total from Investment Operations	11.670
Distributions
Dividends from Net Investment Income	(.310)
Distributions from Realized Capital Gains	—
Total Distributions	(.310)
Net Asset Value, End of Period	$61.18

Total Return	23.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28
Ratio of Total Expenses to Average Net Assets	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	0.78%[2]
Portfolio Turnover Rate[3]	106%

1 Inception – See Notes to Financial Statements.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2011, there were no investors in the Institutional share class. ETF Shares were first issued on September 7, 2010, and first offered to the public on September 9, 2010. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended August 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2011, the fund had contributed capital of $3,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

S&P Small-Cap 600 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2011, the fund realized $682,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the period as distributions from realized capital gains. Accordingly, the fund has reclassified $11,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2011, the fund had $62,000 of ordinary income available for distribution. The fund realized losses of $576,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At August 31, 2011, the cost of investment securities for tax purposes was $26,076,000. Net unrealized appreciation of investment securities for tax purposes was $1,450,000, consisting of unrealized gains of $1,569,000 on securities that had risen in value since their purchase and $119,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended August 31, 2011, the fund purchased $43,846,000 of investment securities and sold $17,898,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

		Inception[1] to
	August 31, 2011
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	229	2
Issued in Lieu of Cash Distributions	—	—
Redeemed	(234)	(2)
Net Increase (Decrease)—Institutional Shares	(5)	—
ETF Shares
Issued	28,955	500
Issued in Lieu of Cash Distributions	—	—
Redeemed	(3,046)	(50)
Net Increase (Decrease)—ETF Shares	25,909	450

1 Inception was September 7, 2010, for ETF Shares. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. As of August 31, 2011, there were no investors in the Institutional share class.

G. In preparing the financial statements as of August 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Small-Cap 600
Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600
Growth Index Fund:

In our opinion, the accompanying statements of net assets, the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Small-Cap 600 Index Fund,
Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund
(constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at
August 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period September 7, 2010 (commencement of operations) through
August 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2011

Special 2011 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the period ended August 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Qualified Dividend Income
Fund	($000)
S&P Small-Cap 600 Index Fund	29
S&P Small-Cap 600 Value Index Fund	29
S&P Small-Cap 600 Growth Index Fund	42

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	75.6%
S&P Small-Cap 600 Value Index Fund	83.5
S&P Small-Cap 600 Growth Index Fund	70.6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2011[1]
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2011	8/31/2011	Period[2]
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$917.80	$0.73
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$893.72	$0.95
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$943.99	$0.98
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02

1 This table does not include data for funds or share classes with fewer than six months of history.
2 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares; for the S&P 600 Small-Cap 600 Value Index Fund, 0.20%; for the S&P Small-Cap 600 Growth Index Fund, 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, S&P Small-Cap 600 Value Index Fund, and S&P Small-Cap 600 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in the fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Michael S. Miller
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Peter F. Volanakis	Paul A. Heller	George U. Sauter
Born 1955. Trustee Since July 2009. Principal	Martha G. King
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction	sold, or promoted by S&P or its Affiliates, and S&P
with the offering of shares of any Vanguard	and its Affiliates make no representation, warranty,
fund only if preceded or accompanied by	or condition regarding the advisability of buying, selling,
the fund’s current prospectus.	or holding units/shares in the funds.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q18450 102011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2011: $79,000
Fiscal Year Ended August 31, 2010: $21,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2011: $3,978,540
Fiscal Year Ended August 31, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2011: $1,341,750
Fiscal Year Ended August 31, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2011: $373,830
Fiscal Year Ended August 31, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2011: $16,000
Fiscal Year Ended August 31, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2011: $389,830
Fiscal Year Ended August 31, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 20, 2011

VANGUARD ADMIRAL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 20, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.